                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,146,744,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                              INDYMAC BANK, F.S.B.
                                    SERVICERS

                              [LASALLE BANK, N.A.]
                                     TRUSTEE

                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               SEPTEMBER [7], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                                   TERM SHEET
                               SEPTEMBER [7], 2006
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE5
                       $[1,146,744,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                                       EXPECTED   STATED   EXPECTED
                                                  WAL (YRS)     PAYMENT WINDOW                           FINAL     FINAL    RATINGS
                APPROX                            (CALL(5)/        (CALL(5)/      PAYMENT   INTEREST   MATURITY  MATURITY   (S&P /
  CLASS        SIZE ($)           COUPON          MATURITY)        MATURITY)       DELAY     ACCRUAL      (5)       (6)     MOODY'S)
  -----     -------------  --------------------  -----------  ------------------  -------  ----------  --------  --------  ---------
CLASS A-1     171,759,000  LIBOR + [ ] (2), (3)                       Information Not Provided Hereby                       AAA/Aaa
CLASS A-2A    475,622,000  LIBOR + [ ] (2), (3)  1.00 / 1.00   1 - 22 / 1 - 22       0     Actual/360  Jul-2008  Aug-2037   AAA/Aaa
CLASS A-2B    145,118,000  LIBOR + [ ] (2), (3)  2.00 / 2.00  22 - 28 / 22 - 28      0     Actual/360  Jan-2009  Aug-2037   AAA/Aaa
CLASS A-2C    201,731,000  LIBOR + [ ] (2), (3)  3.47 / 3.47  28 - 72 / 28 - 72      0     Actual/360  Sep-2012  Aug-2037   AAA/Aaa
CLASS A-2D     77,914,000  LIBOR + [ ] (2), (3)  6.53 / 8.97  72 - 79 / 72 - 193     0     Actual/360  Apr-2013  Aug-2037   AAA/Aaa
CLASS M-1      50,235,000  LIBOR + [ ] (2), (4)  3.74 / 3.74  42 - 48 / 42 - 48      0     Actual/360  Sep-2010  Aug-2037   AA+/Aa1
CLASS M-2      41,918,000  LIBOR + [ ] (2), (4)  4.67 / 4.67  48 - 72 / 48 - 72      0     Actual/360  Sep-2012  Aug-2037    AA/Aa2
CLASS M-3      28,962,000  LIBOR + [ ] (2), (4)  6.53 / 8.72  72 - 79 / 72 - 162     0     Actual/360  Apr-2013  Aug-2037    AA/Aa3
CLASS M-4      24,774,000  LIBOR + [ ] (2), (4)  4.58 / 5.06  41 - 79 / 41 - 141     0     Actual/360  Apr-2013  Aug-2037    AA-/A1
CLASS M-5      23,397,000  LIBOR + [ ] (2), (4)  4.55 / 5.01  40 - 79 / 40 - 136     0     Actual/360  Apr-2013  Aug-2037    A+/A2
CLASS M-6      22,021,000  LIBOR + [ ] (2), (4)  4.52 / 4.96  39 - 79 / 39 - 129     0     Actual/360  Apr-2013  Aug-2037     A/A3
CLASS B-1      20,645,000  LIBOR + [ ] (2), (4)  4.50 / 4.90  39 - 79 / 39 - 122     0     Actual/360  Apr-2013  Aug-2037   A-/Baa1
CLASS B-2      19,268,000  LIBOR + [ ] (2), (4)  4.48 / 4.83  38 - 79 / 38 - 115     0     Actual/360  Apr-2013  Aug-2037  BBB+/Baa2
CLASS B-3      15,139,000  LIBOR + [ ] (2), (4)  4.47 / 4.75  38 - 79 / 38 - 106     0     Actual/360  Apr-2013  Aug-2037   BBB/Baa3
            -------------
   TOTAL:   1,318,503,000
            =============

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the related Available Funds Cap and related Maximum Rate Cap.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

6)   Latest maturity date for any mortgage loan plus one year.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Vince Mora                    212-449-1435      vince_morajr@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660      matthew_sawatzky@ml.com
Edgar Seah                    + 813-6225-7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com
Paul Fetch                    212-449-1002      paul_fetch@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354      gulmira.karaguishiyeva@moodys.com

STANDARD & POOR'S
Daniel Hall                   212-438-1576      daniel_hall@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

TITLE OF CERTIFICATES            Merrill Lynch Mortgage Investors, Inc.,
                                 Mortgage Loan Asset-Backed Certificates Series
                                 2006-HE5, consisting of:
                                 Class A-1 Certificates,
                                 Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates (collectively, the "Class A-2
                                 Certificates" and together with the Class A-1
                                 Certificates, the "Class A Certificates"),
                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and
                                 Class B-1, Class B-2 and Class B-3 Certificates
                                 (collectively, the "Class B Certificates").
                                 The Class A Certificates, Class M and Class B
                                 Certificates are collectively known as the
                                 "Offered Certificates". The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   Merrill Lynch Mortgage Investors Trust, Series
                                 2006-HE5

SERVICERS                        Wilshire Credit Corporation and IndyMac Bank,
                                 F.S.B.

TRUSTEE                          [LaSalle Bank, N.A.]

MASTER SERVICER AND SECURITIES   [LaSalle Bank, N.A.]
ADMINISTRATOR

CAP PROVIDER                     [To be determined].

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty
                                 currently has long term ratings of [To be
                                 determined] from Standard & Poor's, [To be
                                 determined] from Fitch Ratings and [To be
                                 determined] from Moody's Investors Service.

CUT-OFF DATE                     September 1, 2006

PRICING DATE                     On or about September [__], 2006

CLOSING DATE                     On or about September [28], 2006

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in October 2006.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Issuing Entity
                                 when the aggregate stated principal balance of
                                 the Mortgage Loans is less than or equal to 10%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the Cut-Off Date. The
                                 auction will be effected via a solicitation of
                                 bids from at least three bidders. Any such
                                 auction will result in the termination of the
                                 Trust Fund only if the highest bid received is
                                 at least equal to the sum of (i) the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, plus accrued interest on the Mortgage
                                 Loans, (ii) any unreimbursed out-of-pocket
                                 costs and expenses and the principal portion of
                                 Advances, in each case previously incurred by
                                 the Servicer in the performance of its
                                 servicing obligations, (iii) any Net Swap
                                 Payment or any swap termination payment owed to
                                 the Swap Counterparty pursuant to the Swap
                                 Contract, and (iv) the costs incurred by the
                                 Trustee in connection with such auction.

MORTGAGE LOANS                   The Mortgage Loans consist of 7,123 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $1,376,307,687, secured by first
                                 and second lien, level pay, interest-only and
                                 balloon mortgages on conventional one to four
                                 family residential properties and will be
                                 serviced by Wilshire Credit Corporation and
                                 IndyMac Bank, F.S.B. The collateral information
                                 presented in this term sheet regarding the
                                 Mortgage Pool is as of September 1, 2006. The
                                 information regarding the mortgage loans is
                                 based on the principal balance of the mortgage
                                 loans as of the Cut-Off Date assuming the
                                 timely receipt of principal scheduled to be
                                 paid on the mortgage loans on or prior to the
                                 Cut-Off date. It is possible that principal
                                 prepayments in part or in full may occur
                                 between the cut-off date and the closing date.
                                 Moreover, certain mortgage loans included in
                                 the mortgage loan pool as of the Cut-Off Date
                                 may not be included in the final mortgage loan
                                 pool due to prepayments in full, or as a result
                                 of not meeting the eligibility requirements for
                                 the final mortgage loan pool, and certain other
                                 mortgage loans may be included in the final
                                 mortgage loan pool. As a result of the
                                 foregoing, the statistical distribution of
                                 characteristics as of the Cut-Off Date and as
                                 of the closing date for the final mortgage loan
                                 pool may vary somewhat from the statistical
                                 distribution of such characteristics as of the
                                 Cut-Off Date as presented herein, although such
                                 variance should not be material. In addition,
                                 the final mortgage loan pool may vary plus or
                                 minus 5.0% from the cut-off pool of mortgage
                                 loans described in this free writing
                                 prospectus. Please see collateral tables herein
                                 for additional information.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 1,299 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $220,486,663 and with principal balances at origination that conform to principal balance limits of Freddie Mae.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 5,824 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $1,155,821,024 and with principal balances at origination that may or may not conform to principal balance limits of Freddie
                                      Mae.

TOTAL DEAL SIZE                  Approximately $[1,318,503,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Wilshire Credit
                                 Corporation and 37.50bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by IndyMac Bank, F.S.B.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately 4.20% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date. To the extent the over-collateralization
                                 amount is reduced below the
                                 over-collateralization target amount (i.e.,
                                 4.20% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date), excess
                                 cashflow will be directed to build O/C until
                                 the over-collateralization target amount is
                                 restored.

                                 Initial: Approximately 4.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 4.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before stepdown, 8.40% of the current balance of the Mortgage Loans after stepdown

                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A       AAA/Aaa         22.10%
                                 Class M-1      AA+/Aa1         18.45%
                                 Class M-2      AA/Aa2          15.40%
                                 Class M-3      AA/Aa3          13.30%
                                 Class M-4      AA-/A1          11.50%
                                 Class M-5       A+/A2           9.80%
                                 Class M-6       A/A3            8.20%
                                 Class B-1      A-/Baa1          6.70%
                                 Class B-2     BBB+/Baa2         5.30%
                                 Class B-3     BBB/Baa3          4.20%

CLASS SIZES:                      CLASSES    RATING (S/M)    CLASS SIZES
                                 ---------   ------------   -------------
                                  Class A       AAA/Aaa         77.90%
                                 Class M-1      AA+/Aa1          3.65%
                                 Class M-2      AA/Aa2           3.05%
                                 Class M-3      AA/Aa3           2.10%
                                 Class M-4      AA-/A1           1.80%
                                 Class M-5       A+/A2           1.70%
                                 Class M-6       A/A3            1.60%
                                 Class B-1      A-/Baa1          1.50%
                                 Class B-2     BBB+/Baa2         1.40%
                                 Class B-3     BBB/Baa3          1.10%

(1) The subordination includes the initial over-collateralization level of approximately 4.20%.

INTEREST ACCRUAL                 Interest on the Offered Certificates will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date,
                                 on an actual/360 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

COUPON STEP UP                   If the 10% optional termination does not occur
                                 on the first distribution date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on each class of the Class A
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each class of
                                 the Class M and Class B Certificates will
                                 increase to 1.5x its respective margin,

SWAP CONTRACT                    The supplement interest trust, for the benefit
(PRELIMINARY AND SUBJECT         for the Issuing Entity, will include a swap
TO REVISION)                     derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplement interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplement interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplement
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplement
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay interest on the relevant
                                 Distribution Date.

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to 12 times the excess of (A) the
                                 quotient of (x) the total scheduled interest
                                 based on the Group I Net Mortgage Rates in
                                 effect on the related due date and (y) the
                                 aggregate principal balance of the Group I
                                 Mortgage Loans as of the first day of the
                                 applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the
                                 Swap Counterparty and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the first day of the applicable due period,
                                 multiplied by 30 and divided by the actual
                                 number of days in the related accrual period.

                                 Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

CAP CONTRACTS                    The Certificates will each have the benefit of
                                 one of the three cap contracts as specified
                                 below:

                                                            NUMBER     BEGINNING
                                                              OF     DISTRIBUTION    1ML STRIKE,
                                 CLASS                      MONTHS       DATE       UPPER COLLAR
                                 -----                      ------   ------------   ------------
                                 Class A-1 Certificates        6     October 2006      10.85%
                                 Class A-2 Certificates        6     October 2006       9.36%
                                 Subordinate Certificates      6     October 2006       8.97%

                                 Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Cap Contract with respect to such
                                 Distribution Date and the denominator of which
                                 is the aggregate Certificate principal balance
                                 of the related Class or Classes of Certificates
                                 immediately prior to such Distribution Date and
                                 (y) a fraction, as stated as a percentage, the
                                 numerator of which is an amount equal to any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and the denominator
                                 of which is the aggregate Stated Principal
                                 Balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the Certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Servicing Fees and Trustee Fees, as
                                      applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to paragraph
                                      3 above, any Net Swap Payment or swap
                                      termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", sequentially monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

     After the Certificate Principal Balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate Principal Balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1, Class M-2 and Class M-3 Certificates, third to the Class M-4 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-6 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates and eighth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

     Principal allocable to the Class M-1, Class M-2 and Class M-3 Certificates, in the aggregate, will be distributed sequentially, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

CLASS A     44.20%*
CLASS M-1   26.60%*
CLASS M-2   26.60%*
CLASS M-3   26.60%*
CLASS M-4   23.00%*
CLASS M-5   19.60%*
CLASS M-6   16.40%*
CLASS B-1   13.40%*
CLASS B-2   10.60%*
CLASS B-3    8.40%*

*    includes 2x the overcollateralization of 4.20%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   October 2009 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the senior
DISTRIBUTION DATE             enhancement percentage (i.e., the sum of the
                              outstanding principal balance of the Subordinate
                              Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans, as of the end of the related due period) is
                              greater than or equal to the Senior Specified
                              Enhancement Percentage (including O/C), which is
                              equal to two times the initial Class A
                              subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              44.20%
                              or
                              (17.90%+4.20%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO   Distribution Date on or after the Stepdown Date,
REVISION)                     if (a) the quotient of (1) the aggregate Stated
                              Principal Balance of all Mortgage Loans 60 or more
                              days delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) [36.15]% and (ii) the
                              senior specified enhancement percentage or (b) the
                              quotient (expressed as a percentage) of (1) the
                              aggregate Realized Losses incurred from the
                              Cut-off Date through the last day of the calendar
                              month preceding such Distribution Date and (2) the
                              aggregate principal balance of the Mortgage Loans
                              as of the Cut-off Date exceeds the Required Loss
                              Percentage shown below.

                              DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                              ---------------------------     ------------------------
                              October 2008 - September 2009   [1.55]% with respect to October 2008, plus an additional 1/12th
                                                              [1.80]% for each month thereafter

                              October 2009 - September 2010   [3.30]% with respect to October 2009, plus an additional 1/12th of
                                                              [1.90]% for each month thereafter

                              October 2010 - September 2011   [5.20]% with respect to October 2010, plus an additional 1/12th of
                                                              [1.55]% for each month thereafter

                              October 2011 - September 2012   [6.75]% with respect to October 2011, plus an additional 1/12th of
                                                              [0.80]% for each month thereafter

                              October 2012 and thereafter     [7.55]%

                     (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Sales of
                              the Offered Certificates may not be consummated
                              unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the
                              close of business on the Cut-off Date. The sum of
                              the columns below may not equal the total
                              indicated due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $1,376,307,687
Aggregate Original Principal Balance      $1,386,484,080
Number of Mortgage Loans                           7,123

                                          MINIMUM     MAXIMUM    AVERAGE(1)
                                          -------   ----------   ----------
Original Principal Balance                $13,000   $1,264,500    $194,649
Outstanding Principal Balance             $12,993   $1,262,492    $193,220

                                          MINIMUM   MAXIMUM   WEIGHTED AVERAGE(2)
                                          -------   -------   -------------------
Original Term (mos)                           120       360           356
Stated remaining Term (mos)                   117       359           353
Loan Age (mos)                                  1        15            3
Current Interest Rate                       5.000%   16.124%         8.141%
Initial Interest Rate Cap(4)                1.000%    5.000%         3.072%
Periodic Rate Cap(4)                        1.000%    2.000%         1.230%
Gross Margin(4)                             2.250%   11.875%         5.867%
Maximum Mortgage Rate(4)                   10.000%   20.290%        14.019%
Minimum Mortgage Rate(4)                    2.250%   13.290%         7.412%
Months to Roll(4)                               1        59            29
Original Loan-to-Value                      12.70%   100.00%         80.18%
Combined Loan-to-Value                      12.70%   100.00%         87.37%
Credit Score (3)                              479       817           630

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             06/01/2016   08/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      96.47%
2nd Lien                                       3.53%

OCCUPANCY
Primary                                       93.82%
Second Home                                    1.18%
Investment                                     5.00%

LOAN TYPE
Fixed Rate                                    21.38%
ARM                                           78.62%

AMORTIZATION TYPE
Fully Amortizing                              46.02%
Interest Only                                 29.55%
15/30 Balloon                                  0.86%
15/40 Balloon                                  0.30%
30/40 Balloon                                 23.03%
30/50 Balloon                                  0.24%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2004                                           0.00%
2005                                           1.43%
2006                                          98.57%

LOAN PURPOSE
Purchase                                      41.33%
Refinance - Rate/Term                          6.66%
Refinance - Cashout                           52.01%

PROPERTY TYPE
Single Family                                 71.08%
Condominium                                    6.24%
Planned Unit Development                      12.99%
Two-to Four-Family                             8.78%
Townhouse                                      0.78%
Rowhouse                                       0.08%
Manufactured Housing                           0.06%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                 3    $ 1,158,927.21     0.08%    5.370%     668      $386,309     82.86%    39.84%    74.04%  100.00%
5.501% to 6.000%              88        24,348,030     1.77     5.897      686       276,682     70.13     41.82     75.92    37.67
6.001% to 6.500%             244        68,894,052     5.01     6.349      680       282,353     74.52     43.11     56.57    41.77
6.501% to 7.000%             801       213,743,575    15.53     6.816      663       266,846     75.51     42.51     56.77    43.81
7.001% to 7.500%             756       184,813,650    13.43     7.311      650       244,462     78.05     42.59     48.86    43.65
7.501% to 8.000%           1,118       257,150,681    18.68     7.800      636       230,010     79.55     43.43     39.61    36.22
8.001% to 8.500%             806       168,794,625    12.26     8.300      623       209,423     80.68     43.02     38.54    30.05
8.501% to 9.000%             923       174,043,248    12.65     8.796      601       188,563     82.55     42.85     47.05    18.99
9.001% to 9.500%             579        97,856,336     7.11     9.290      589       169,009     82.76     42.27     46.38    11.62
9.501% to 10.000%            589        82,303,981     5.98     9.793      581       139,735     84.46     41.46     56.68     4.54
10.001% to 10.500%           250        31,540,605     2.29    10.299      586       126,162     86.25     41.44     47.14     3.43
10.501% to 11.000%           231        24,559,836     1.78    10.797      606       106,320     87.94     40.48     33.79     0.73
11.001% to 11.500%           206        15,297,398     1.11    11.328      629        74,259     92.79     42.58     28.27     0.00
11.501% to 12.000%           127         8,584,189     0.62    11.837      612        67,592     93.34     43.09     38.92     0.00
12.001% to 12.500%           292        18,377,357     1.34    12.374      624        62,936     97.59     43.34     36.87     0.00
12.501% to 13.000%            64         2,888,373     0.21    12.832      607        45,131     96.49     43.24     44.95     0.00
13.001% to 13.500%            15           735,622     0.05    13.337      603        49,041     93.35     42.72     16.55     0.00
13.501% to 14.000%            15           639,149     0.05    13.894      626        42,610     96.78     38.96     13.45     0.00
14.001% to 14.500%             9           348,686     0.03    14.303      628        38,743     99.84     45.47     21.04     0.00
14.501% to 15.000%             5           158,378     0.01    14.682      614        31,676    100.00     41.42     84.47     0.00
15.501% to 16.000%             1            40,077     0.00    15.624      613        40,077    100.00     46.74    100.00     0.00
16.001% to 16.500%             1            30,912     0.00    16.124      612        30,912    100.00     47.97    100.00     0.00
                           -----    --------------   ------    ------      ---      --------    ------     -----    ------   ------
TOTAL:                     7,123    $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%    47.24%   29.55%
                           =====    ==============   ======    ======      ===      ========    ======     =====    ======   ======


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 16.124% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.141% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
    <= 120                     10   $   884,058.71     0.06%    8.269%     626      $ 88,406     60.84%    41.58%   89.72%    0.00%
157 to 168                      1          434,917     0.03     6.000      715       434,917     80.00     43.84     0.00     0.00
169 to 180                    340       23,765,214     1.73    10.362      646        69,898     87.35     41.71    35.04     0.00
229 to 240                    114        8,563,524     0.62     9.654      636        75,119     81.23     41.92    66.22     0.00
289 to 300                     13        1,989,122     0.14     7.151      688       153,009     68.45     37.63    94.68     0.00
337 to 348                     40       10,948,335     0.80     7.282      674       273,708     87.64     34.55    29.27    93.34
349 to 360                  6,605    1,329,722,516    96.62     8.101      630       201,321     80.02     42.79    47.40    29.82
                            -----   --------------   ------    ------      ---      --------     -----     -----    -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======    ======      ===      ========     =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES    LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               522   $18,797,953.97     1.37%   11.388%     620     $   36,011    90.60%    40.31%   50.36%    0.44%
$50,001 to $100,000         1,363      104,979,361     7.63     9.644      605         77,021    82.68     39.84    62.72     3.09
$100,001 to $150,000        1,401      173,813,879    12.63     8.620      607        124,064    78.65     41.14    63.24    11.43
$150,001 to $200,000        1,141      198,083,272    14.39     8.154      615        173,605    78.01     41.92    57.66    20.83
$200,001 to $250,000          778      172,800,208    12.56     7.946      628        222,108    78.69     42.52    50.94    27.57
$250,001 to $300,000          596      162,338,333    11.80     7.779      634        272,380    79.23     43.54    43.37    36.93
$300,001 to $350,000          415      133,113,084     9.67     7.771      642        320,754    80.03     43.99    34.76    44.12
$350,001 to $400,000          318      117,954,334     8.57     7.745      642        370,926    81.28     44.12    34.07    43.68
$400,001 to $450,000          208       87,681,406     6.37     7.741      646        421,545    81.71     44.28    34.32    44.88
$450,001 to $500,000          172       81,066,519     5.89     7.616      658        471,317    81.48     43.32    31.11    46.03
$500,001 to $550,000           78       40,713,543     2.96     7.881      649        521,969    82.28     43.53    30.85    39.51
$550,001 to $600,000           47       26,908,472     1.96     8.029      664        572,521    82.80     45.50    32.10    46.51
$600,001 to $650,000           34       21,177,334     1.54     7.488      671        622,863    81.78     44.96    38.47    35.45
$650,001 to $700,000           26       17,581,323     1.28     7.875      661        676,205    85.91     40.64    54.04    30.68
$700,001 to $750,000           11        8,068,377     0.59     8.364      647        733,489    82.53     46.40    36.27    36.34
$750,001 to $800,000            5        3,895,402     0.28     8.069      639        779,080    82.56     39.08    80.00    19.64
$800,001 to $850,000            4        3,352,594     0.24     7.290      627        838,148    81.02     42.43    50.64    49.61
$850,001 to $900,000            2        1,724,989     0.13     6.555      680        862,494    88.63     44.89   100.00    49.31
$950,001 to $1,000,000          1          994,811     0.07     6.800      665        994,811    55.56     55.00   100.00     0.00
$1,000,001 or greater           1        1,262,492     0.09     7.175      585      1,262,492    74.38     33.20   100.00     0.00
                            -----   --------------   ------    ------      ---     ----------    -----     -----   ------    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630     $  193,220    80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======    ======      ===     ==========    =====     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,993 to approximately $1,262,492 and the average outstanding principal balance of the Mortgage Loans was approximately $193,220.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES              LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
10 Year Fixed Loans            10   $      884,059     0.06%    8.269%     626      $ 88,406     60.84%    41.58%   89.72%    0.00%
15 Year Fixed Loans            70        8,175,718     0.59     7.850      619       116,796     64.19     37.27    59.08     0.00
15/30 Balloon Loans           207       11,827,613     0.86    11.410      658        57,138     98.63     44.65    21.61     0.00
15/40 Balloon Loans            64        4,196,801     0.30    11.852      669        65,575     99.91     42.31    22.39     0.00
20 Year Fixed Loans           114        8,563,524     0.62     9.654      636        75,119     81.23     41.92    66.22     0.00
25 Year Fixed Loans            13        1,989,122     0.14     7.151      688       153,009     68.45     37.63    94.68     0.00
2/28 LIBOR Loans            2,089      438,243,504    31.84     8.230      622       209,786     81.22     42.88    46.12    42.25
2/28 LIBOR Loans (40 due
   in 30)                     844      216,691,190    15.74     8.175      627       256,743     82.18     44.36    42.02     0.00
2/28 LIBOR Loans (50 due
   in 30)                       8        2,395,928     0.17     7.645      647       299,491     80.21     48.34    25.82     0.00
2/28 LIBOR Loans (Dual
   Amort)                       5        1,301,939     0.09     7.757      627       260,388     85.01     49.15    32.90     0.00
30 Year Fixed Loans         1,670      226,636,672    16.47     8.425      627       135,711     76.65     40.44    64.04     9.44
30/40 Balloon Loans           142       31,658,770     2.30     7.733      633       222,949     75.03     42.79    66.99     0.00
30/50 Balloon Loans             1          269,881     0.02     6.500      672       269,881     72.97     47.00     0.00     0.00
3/27 LIBOR Loans              940      197,249,187    14.33     7.939      608       209,840     79.64     42.98    63.52    33.55
3/27 LIBOR Loans (40 due
   in 30)                     239       56,703,839     4.12     8.141      620       237,255     83.32     42.73    52.66     0.00
3/27 LIBOR Loans (50 due
   in 30)                       2          599,833     0.04     7.883      615       299,917     81.99     46.37    16.67     0.00
5/25 LIBOR Loans               24        5,621,002     0.41     7.255      669       234,208     78.97     41.12    58.95    36.73
5/25 LIBOR Loans (1Y
   Adj-40 due in 30)           43        8,884,142     0.65     7.622      673       206,608     80.00     41.85     6.24     0.00
5/25 LIBOR Loans (1Y
   Adj)                       628      151,571,365    11.01     7.421      688       241,356     79.33     43.03     8.78    86.76
5/25 LIBOR Loans (40 due
   in 30)                       8        1,971,025     0.14     7.669      643       246,378     80.06     41.51    26.77     0.00
Six Month LIBOR Loans           2          872,577     0.06     9.318      702       436,289     82.57     33.23     0.00    48.59
                            -----   --------------   ------    ------      ---      --------     -----     -----    -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======    ======      ===      ========     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            4,107   $  633,315,812    46.02%    8.466%     608      $154,204     78.58%    41.54%   58.24%    0.00%
Balloon                     1,561      336,276,691    24.43     8.262      629       215,424     82.42     43.89    43.92     0.00
60 Month Interest-Only        913      266,843,765    19.39     7.565      655       292,271     81.66     43.72    46.05   100.00
120 Month Interest-Only       542      139,871,418    10.16     7.476      688       258,065     79.26     43.06     7.70   100.00
                            -----   --------------   ------     -----      ---      --------     -----     -----    -----   ------
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======     =====      ===      ========     =====     =====    =====   ======

ADJUSTMENT TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE            LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                         4,832   $1,082,105,529    78.62%    8.036%     631      $223,946     80.95%    43.20%   43.17%   35.61%
Fixed Rate                  2,291      294,202,158    21.38     8.528      630       128,416     77.37     40.83    62.21     7.27
                            -----   --------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======     =====      ===      ========     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION               LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        53   $    5,254,161     0.38%    9.376%     575      $ 99,135     77.95%    39.75%   76.80%    6.40%
Alaska                          4          953,838     0.07     8.009      663       238,460     81.69     36.58    60.49    51.83
Arizona                       426       74,606,583     5.42     8.080      617       175,133     79.37     42.00    66.53    28.17
Arkansas                       29        2,581,823     0.19     9.237      600        89,028     81.80     42.63    55.02     9.57
California                   1435      421,768,531    30.64     7.762      653       293,915     79.39     43.87    32.41    45.33
Colorado                      166       26,538,973     1.93     8.221      635       159,873     83.61     42.50    50.29    41.49
Connecticut                   122       22,951,513     1.67     8.164      600       188,127     78.60     45.06    63.25     3.01
Delaware                       41        7,634,703     0.55     7.990      597       186,212     76.92     41.72    63.27    10.20
District of Columbia            9        1,862,182     0.14     8.133      652       206,909     84.61     40.97    40.10    54.15
Florida                       861      145,399,734    10.56     8.309      618       168,873     79.53     42.13    44.34    22.45
Georgia                       195       22,613,964     1.64     8.957      613       115,969     83.44     42.13    60.67     9.54
Hawaii                         19        7,341,172     0.53     7.761      692       386,377     79.58     43.58    20.83    35.42
Idaho                          29        3,669,772     0.27     8.762      592       126,544     81.86     40.15    74.95     0.00
Illinois                      277       50,886,795     3.70     8.481      637       183,707     83.23     43.00    40.35    20.47
Indiana                        73        7,021,571     0.51     9.590      588        96,186     85.91     41.30    70.04     1.26
Iowa                           61        5,608,828     0.41     9.197      600        91,948     86.53     41.39    72.36    14.25
Kansas                         43        4,381,427     0.32     9.344      609       101,894     86.47     41.24    67.00    20.89
Kentucky                       17        1,833,391     0.13     9.426      555       107,847     87.84     40.45    84.53    11.73
Louisiana                      56        6,531,170     0.47     8.769      605       116,628     83.49     39.70    66.96    10.04
Maine                          81        9,791,117     0.71     8.427      603       120,878     76.06     37.70    71.89     5.68
Maryland                      188       44,336,835     3.22     8.135      617       235,834     80.54     43.56    54.33    38.32
Massachusetts                 177       41,597,236     3.02     8.002      627       235,013     78.19     41.25    59.20    23.57
Michigan                      130       13,514,459     0.98     9.442      592       103,957     84.43     41.15    65.94     6.89
Minnesota                     129       22,271,136     1.62     8.244      615       172,644     81.98     42.02    70.50    16.85
Mississippi                    19        1,885,854     0.14     9.850      573        99,255     89.62     41.28    76.95     0.00
Missouri                      126       14,231,962     1.03     9.098      592       112,952     85.95     39.64    68.49    16.74
Montana                         3          565,498     0.04     8.345      634       188,499     86.30     47.55    31.99     0.00
Nebraska                       35        3,729,330     0.27     9.435      601       106,552     86.09     39.56    60.68     5.22
Nevada                        125       27,421,311     1.99     8.090      640       219,370     80.08     42.73    35.14    37.97
New Hampshire                  99       16,755,416     1.22     7.781      602       169,247     74.91     41.24    69.47     9.55
New Jersey                    157       37,293,175     2.71     8.344      633       237,536     79.07     44.43    34.33    27.88
New Mexico                     43        5,351,897     0.39     8.660      618       124,463     79.81     43.42    62.79    18.09
New York                      338       90,275,618     6.56     7.753      645       267,088     77.19     43.18    38.53    35.00
North Carolina                 92       11,082,508     0.81     8.837      605       120,462     83.67     41.06    59.57     9.02
Ohio                          182       18,364,419     1.33     8.984      597       100,903     84.98     38.79    72.37     2.25
Oklahoma                       27        2,193,711     0.16     9.020      610        81,249     86.10     36.42    70.34     5.65
Oregon                         57       11,402,754     0.83     8.258      612       200,048     79.51     43.27    60.34    21.37
Pennsylvania                   89       11,323,864     0.82     8.754      592       127,234     82.40     40.37    78.35    11.69
Rhode Island                   62       12,992,117     0.94     7.937      637       209,550     79.02     42.95    55.73     9.49
South Carolina                 33        4,531,248     0.33     9.260      614       137,311     86.70     43.85    57.15     7.00
South Dakota                    7          595,989     0.04     9.268      583        85,141     83.89     38.70   100.00     0.00
Tennessee                      57        5,813,005     0.42     9.076      584       101,983     86.32     41.33    71.69     9.80
Texas                         351       37,848,822     2.75     8.702      618       107,831     82.24     40.24    47.42     6.84
Utah                           66       10,077,118     0.73     8.695      612       152,684     84.48     43.28    59.64    14.20
Vermont                        41        5,712,143     0.42     8.567      592       139,321     73.69     39.81    66.24     7.06
Virginia                      271       53,034,868     3.85     7.873      617       195,701     79.82     42.01    60.19    26.95
Washington                    163       34,951,822     2.54     8.030      629       214,428     82.71     42.83    58.58    38.13
West Virginia                  10        2,203,817     0.16     8.263      629       220,382     78.74     46.20    51.51     0.00
Wisconsin                      46        5,472,716     0.40     9.237      580       118,972     83.11     42.81    73.84     7.54
Wyoming                         3          245,791     0.02    10.275      562        81,930     86.12     41.43    90.00     0.00
                            -----   --------------   ------    ------      ---      --------     -----     -----   ------    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220     80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======    ======      ===      ========     =====     =====   ======    =====

No more than approximately 0.32% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                255   $   35,792,585     2.60%    7.691%     616     $140,363.1    40.69%    39.19%   60.42%    9.33%
50.01% to 55.00%              106       17,267,496     1.25     7.554      613        162,901    52.94     40.79    63.58    15.28
55.01% to 60.00%              170       33,221,529     2.41     7.588      613        195,421    57.77     41.40    63.43    14.38
60.01% to 65.00%              262       48,113,789     3.50     7.640      606        183,640    63.23     40.27    58.07    15.59
65.01% to 70.00%              343       67,083,809     4.87     7.777      608        195,580    68.66     42.05    54.20    15.96
70.01% to 75.00%              455       87,017,665     6.32     7.919      599        191,248    74.04     41.99    60.31    15.97
75.01% to 80.00%             2837      640,138,606    46.51     7.736      648        225,639    79.80     43.07    37.65    42.06
80.01% to 85.00%              585      125,147,871     9.09     8.411      592        213,928    84.48     42.68    58.63    25.85
85.01% to 90.00%              780      156,037,921    11.34     8.700      613        200,049    89.73     43.11    56.04    21.97
90.01% to 95.00%              300       60,335,194     4.38     8.892      623        201,117    94.69     42.50    67.67    14.09
95.01% to 100.00%           1,030      106,151,223     7.71    10.074      662        103,059    99.92     43.82    34.92    18.37
                            -----   --------------   ------    ------      ---     ----------    -----     -----    -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630     $  193,220    80.18%    42.69%   47.24%   29.55%
                            =====   ==============   ======    ======      ===     ==========    =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.70% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.54%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.96%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                255   $   35,792,585     2.60%   7.691%      616      $140,363    40.69%    39.19%    60.42%    9.33%
50.01% to 55.00%              103       16,342,227     1.19    7.476       611       158,662    52.88     40.71     66.11    11.56
55.01% to 60.00%              168       31,528,673     2.29    7.640       608       187,671    57.82     41.46     61.47    15.15
60.01% to 65.00%              262       49,059,987     3.56    7.623       607       187,252    63.08     40.59     58.98    15.29
65.01% to 70.00%              332       65,655,028     4.77    7.759       607       197,756    68.66     42.13     54.93    15.11
70.01% to 75.00%              435       83,893,862     6.10    7.914       597       192,859    73.86     41.82     62.25    13.93
75.01% to 80.00%              783      160,104,491    11.63    7.964       603       204,476    79.31     41.25     57.90    14.28
80.01% to 85.00%              528      108,946,462     7.92    8.490       584       206,338    84.15     42.78     64.29    16.35
85.01% to 90.00%              797      159,306,096    11.57    8.671       615       199,882    88.92     42.43     53.73    23.52
90.01% to 95.00%              382       79,936,713     5.81    8.570       632       209,258    91.12     42.80     61.41    19.42
95.01% to 100.00%           3,078      585,741,563    42.56    8.113       662       190,299    83.82     43.79     31.37    46.77
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 12.70% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 87.37%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 3.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.54%. Approximately 37.41% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.32%.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                232   $   48,159,128     3.50%   7.902%      660      $207,582    75.98%    14.82%    30.29%   48.32%
20.01% to 25.00%              208       26,940,073     1.96    8.449       607       129,520    74.23     22.78     69.32    11.53
25.01% to 30.00%              371       54,247,656     3.94    8.264       617       146,220    77.05     27.94     61.23    20.46
30.01% to 35.00%              624      101,463,808     7.37    8.131       623       162,602    78.03     32.94     53.72    17.55
35.01% to 40.00%             1027      186,024,256    13.52    8.036       633       181,134    79.67     37.89     50.17    31.17
40.01% to 45.00%             1722      346,295,636    25.16    8.202       636       201,101    81.15     42.98     36.82    30.09
45.01% to 50.00%            2,311      483,000,753    35.09    8.218       631       209,001    81.73     47.95     43.69    32.49
50.01% to 55.00%              606      126,030,902     9.16    7.812       615       207,972    78.47     52.66     74.92    25.31
55.01% to 60.00%               22        4,145,474     0.30    8.141       592       188,431    75.30     56.13     71.05    10.23
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.74% to 60.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.69%.

LOAN PURPOSE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         3,593   $  715,817,935    52.01%   8.066%      608    $199,225.70   77.36%    42.35%    58.57%   19.47%
Purchase                    3,077      568,878,151    41.33    8.282       659        184,881   83.98     43.16     29.92    41.96
Refinance - Rate Term         453       91,611,601     6.66    7.848       625        202,233   78.68     42.49     66.33    31.27
                            -----   --------------   ------    -----       ---    -----------   -----     -----     -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630    $   193,220   80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===    ===========   =====     =====     =====    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                5268   $  978,268,532    71.08%   8.142%      625      $185,700    79.83%    42.49%    50.19%   27.26%
Planned Unit Development      847      178,727,604    12.99    8.127       632       211,013    81.08     43.12     48.55    33.72
Two- to Four-Family           452      120,797,971     8.78    8.142       658       267,252    80.91     43.39     31.51    31.12
Condo                         480       85,887,056     6.24    8.186       651       178,931    80.92     42.96     32.73    43.66
Townhouse                      60       10,764,823     0.78    7.815       640       179,414    83.36     44.36     41.77    42.97
Rowhouse                       10        1,090,083     0.08    8.382       566       109,008    78.42     36.96     86.09     0.00
Manufactured Housing            6          771,620     0.06    8.429       572       128,603    81.32     40.32    100.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======    =====

DOCUMENTATION

                           NUMBER      AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS     OUTSTANDING     POOL     COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  --------------  --------  --------  ---------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
Full Documentation          2,259   $  380,228,490    27.63%   7.858%         605    $168,317    77.64%    42.06%   100.00%   16.72%
Stated Income               1,197      222,545,159    16.17    8.544          630     185,919    79.02     43.17      0.00    18.62
Alternative
   Documentation              172       32,790,016     2.38    8.106          627     190,640    81.68     40.26      0.00    20.12
No Income No Asset              2          556,609     0.04    6.635          720     278,304    53.61      0.00      0.00     0.00
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                3,630   $  636,120,274    46.22%   8.110%         615    $175,240    78.31%    42.36%    59.77%   17.55%
ACCREDITED UNDERWRITING
Full Documentation            676   $  116,668,948     8.48%   8.486%         583    $172,587    80.39%    42.63%   100.00%   15.67%
Stated Income                 217       55,057,136     4.00    8.273          662     253,720    82.71     42.39      0.00    10.90
Alternative
   Documentation               49       10,836,538     0.79    8.370          617     221,154    85.04     39.14      0.00    12.21
6 Months Bank Statements        5        1,194,135     0.09    7.568          683     238,827    75.60     20.97      0.00    36.43
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                  947   $  183,756,757    13.35%   8.409%         610    $194,041    81.33%    42.21%    63.49%   14.18%
INDYMAC UNDERWRITING
Stated Income                 547   $  131,243,414     9.54%   7.499%         685    $239,933    79.93%    42.99%     0.00%   81.11%
Full Documentation             63       12,811,044     0.93    7.118          698     203,350    79.95     42.82    100.00    83.10
No Documentation               33        8,287,991     0.60    7.263          700     251,151    75.11      0.00      0.00    85.24
No Income No Asset             19        5,613,821     0.41    7.089          684     295,464    73.47      0.00      0.00    95.52
No Ratio                        4        1,333,952     0.10    6.712          708     333,488    71.77      0.00      0.00   100.00
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                  666   $  159,290,222    11.57%   7.435%         687    $239,175    79.39%    42.97%     8.04%   82.15%
Other Underwriting
Full Documentation            762   $  140,485,694    10.21%   8.161%         622    $184,364    83.15%    43.76%   100.00%   29.29%
Other Documentation         1,118      256,654,740    18.65    8.452          653     229,566    82.88     43.13      0.00    37.81
   Sub-Total                1,880   $  397,140,434    28.86%   8.349%         642    $211,245    82.97%    43.35%    35.37%   34.80%
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%   630.35314    $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====    =========    ========    =====     =====    ======   ======

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

OCCUPANCY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      6637   $1,291,255,037    93.82%    8.100%     628      $194,554    80.07%    42.87%    48.13%   29.86%
Investment                    400       68,816,096     5.00     8.832      659       172,040    81.38     39.33     36.18    25.94
Second Home                    86       16,236,553     1.18     8.491      665       188,797    84.33     42.41     23.51    19.96
                            -----   --------------   -------    ------     ---      --------    ------    -----     ------   -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   =======    ======     ===      ========    ======    =====     ======   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                             214   $   49,227,746     3.58%   7.867%      660      $230,036     79.98%   43.23%    17.56%   55.49%
2                            2548      503,284,284    36.57    8.028       634       197,521     79.26    42.42     41.79    30.43
3                            2908      543,173,365    39.47    8.215       622       186,786     79.46    42.73     56.97    22.03
4                             738      138,059,683    10.03    8.257       623       187,073     81.41    43.10     50.74    21.60
5                             469       93,814,663     6.82    8.286       640       200,031     84.91    43.58     38.80    49.76
6                             133       25,039,542     1.82    8.377       647       188,267     82.94    44.48     37.61    50.05
7                              37        3,757,072     0.27    9.312       645       101,542     92.77    44.78     36.60    50.49
8                               4        1,217,477     0.09    8.968       662       304,369     84.71    40.34     26.17    33.51
9                              14        3,131,034     0.23    8.199       654       223,645     89.64    42.90     23.50    54.07
10                              5        1,108,908     0.08    8.530       666       221,782     92.56    41.85     11.00    95.43
11                             12        3,110,662     0.23    7.693       701       259,222     83.48    38.17      4.34    74.29
12                             15        4,123,670     0.30    6.984       672       274,911     88.63    39.35     41.40    94.87
13                             16        4,380,392     0.32    7.218       687       273,775     86.90    36.55     34.19    88.20
14                              9        2,443,188     0.18    7.409       667       271,465     83.73    22.85      0.00   100.00
15                              1          436,003     0.03    8.750       632       436,003    100.00    43.78      0.00     0.00
                            -----   --------------   ------    -----       ---      --------    ------    -----     -----   ------
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220     80.18%   42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    ======    =====     =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------------       --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                        1,656   $  292,413,726    21.25%   8.583%      628      $176,578    81.25%    42.69%    42.26%   28.08%
6 Months                       33        7,053,703     0.51    8.911       669       213,749    82.47     42.53     27.08    43.61
12 Months                     545      133,305,348     9.69    8.032       638       244,597    78.84     43.10     43.62    30.34
18 Months                       6        2,285,410     0.17    7.421       674       380,902    83.25     42.40     53.33    45.12
24 Months                   2,539      502,482,949    36.51    8.193       630       197,906    82.10     43.51     41.91    32.19
30 Months                      18        4,104,653     0.30    8.296       599       228,036    78.16     40.43     61.46     8.41
36 Months                   2,081      392,952,420    28.55    7.771       633       188,829    77.45     41.63     56.63    28.45
42 Months                       2          853,406     0.06    8.098       647       426,703    91.67     35.17     41.65     0.00
48 Months                       4          462,477     0.03    8.651       566       115,619    81.24     39.29     68.72     0.00
60 Months                     239       40,393,595     2.93    8.134       604       169,011    79.05     41.78     71.97    15.33
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     18   $    2,990,948     0.22%   9.383%      499      $166,164    75.19%    42.61%    81.39%    0.00%
501 to 525                    576       87,832,384     6.38    9.249       513       152,487    74.82     42.55     76.24     0.24
526 to 550                    494       83,189,544     6.04    8.820       537       168,400    76.01     41.85     72.99     1.00
551 to 575                    661      113,019,784     8.21    8.726       564       170,983    80.32     42.21     70.82     7.33
576 to 600                  1,011      165,766,055    12.04    8.347       588       163,962    80.72     42.88     72.94    12.83
601 to 625                    957      177,762,058    12.92    8.164       614       185,749    80.70     42.81     52.02    27.71
626 to 650                  1,088      211,440,738    15.36    8.100       638       194,339    80.91     43.29     35.33    35.70
651 to 675                    933      200,014,168    14.53    7.877       662       214,377    80.99     42.89     29.00    43.26
676 to 700                    610      141,036,274    10.25    7.681       687       231,207    82.26     42.48     29.28    51.25
701 to 725                    364       92,413,900     6.71    7.583       712       253,884    81.31     42.53     21.72    47.53
726 to 750                    222       53,945,204     3.92    7.392       737       242,996    80.49     42.16     28.84    46.39
751 to 775                    131       31,469,402     2.29    7.232       761       240,224    79.02     42.65     34.23    53.68
776 to 800                     47       13,067,398     0.95    7.155       786       278,030    76.30     41.62     39.79    43.44
801 to 825                     11        2,359,829     0.17    7.242       809       214,530    77.60     45.31     45.32    43.87
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      7,123   $1,376,307,687   100.00%   8.141%      630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 479 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 630.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
A+                          2,757   $  483,839,260    35.15%    7.999%     629      $175,495    79.59%    42.66%    56.57%   20.13%
A                             374       68,879,964     5.00     8.202      579       184,171    76.62     41.25     66.63    15.31
A-                            212       37,268,435     2.71     8.585      566       175,795    76.30     41.34     73.39     7.50
B                             131       22,850,371     1.66     8.554      564       174,430    69.51     42.85     69.78     3.81
C+                            140       20,865,723     1.52     8.791      563       149,041    68.97     40.44     75.34     0.00
C                              16        2,416,520     0.18    10.245      575       151,033    65.24     40.80     67.41     0.00
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------    -----
   SUB-TOTAL:               3,630   $  636,120,274    46.22%    8.110%     615      $175,240    78.31%    42.36%    59.77%   17.55%
ACCREDITED UNDERWRITING
A+                            266   $   69,424,026     5.04%    7.594%     691      $260,993    81.32%    42.01%    40.44%   27.97%
A                             441       76,781,628     5.58     8.787      573       174,108    82.91     42.35     71.21     8.28
A-                            114       19,202,157     1.40     9.085      545       168,440    81.68     42.84     89.14     1.41
B                              80       11,899,095     0.86     9.186      526       148,739    75.53     42.62     89.65     0.00
C                              40        5,862,672     0.43     9.335      519       146,567    73.37     40.36     94.59     0.00
C-                              6          587,179     0.04     8.252      538        97,863    60.32     37.51    100.00     0.00
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------    -----
   SUB-TOTAL:                 947   $  183,756,757    13.35%    8.409%     610      $194,041    81.33%    42.21%    63.49%   14.18%
INDYMAC UNDERWRITING
Alt-A                          60   $   16,037,582     1.17%    7.105%     693      $267,293    74.63%    36.97%     1.66%   89.04%
Subprime                      606      143,252,640    10.41     7.472      687       236,390    79.92     43.03      8.76    81.38
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------    -----
   SUB-TOTAL:                 666   $  159,290,222    11.57%    7.435%     687      $239,175    79.39%    42.97%     8.04%   82.15%
ALL OTHER UNDERWRITING      1,880   $  397,140,434    28.86%    8.349%     642      $211,245    82.97%    43.35%    35.37%   34.80%
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                      7,123   $1,376,307,687   100.00%    8.141%     630      $193,220    80.18%    42.69%    47.24%   29.55%
                            =====   ==============   ======    ======      ===      ========    =====     =====    ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                2   $      581,637     0.05%    7.363%     674      $290,818    80.00%    39.63%    22.65%   77.35%
2.501% to 3.000%              194       51,266,184     4.74     7.123      724       264,259    78.55     42.91     12.68    82.56
3.001% to 3.500%              184       45,956,488     4.25     7.193      698       249,764    80.02     42.43      9.98    82.44
3.501% to 4.000%              173       45,650,141     4.22     7.355      672       263,874    80.11     43.32     17.54    75.64
4.001% to 4.500%              146       35,934,401     3.32     7.428      662       246,126    81.76     43.44     31.87    57.83
4.501% to 5.000%              227       63,797,678     5.90     7.192      650       281,047    80.50     44.10     62.06    39.01
5.001% to 5.500%              605      156,517,488    14.46     7.691      632       258,707    80.44     43.99     36.87    35.69
5.501% to 6.000%              731      177,296,195    16.38     7.798      626       242,539    81.59     43.48     50.34    33.06
6.001% to 6.500%              700      155,684,236    14.39     8.009      626       222,406    80.82     42.88     49.31    40.38
6.501% to 7.000%              647      140,897,221    13.02     8.452      609       217,770    80.58     43.21     47.09    16.10
7.001% to 7.500%              500       89,351,243     8.26     8.756      595       178,702    81.11     42.74     53.90    13.52
7.501% to 8.000%              378       65,794,816     6.08     9.173      595       174,060    81.77     42.59     46.71    14.11
8.001% to 8.500%              207       34,452,002     3.18     9.567      576       166,435    83.42     42.71     56.56     8.92
8.501% to 9.000%               69       12,153,204     1.12     9.939      603       176,133    86.08     41.71     39.32     0.00
9.001% to 9.500%               33        3,942,273     0.36    10.489      605       119,463    84.80     37.93     35.78     0.00
9.501% to 10.000%              19        1,394,360     0.13    10.958      589        73,387    82.47     41.42     67.45     0.00
10.001% to 10.500%              8          582,415     0.05    11.444      574        72,802    86.65     42.92     79.96     0.00
10.501% to 11.000%              6          640,830     0.06    11.726      561       106,805    83.48     37.48    100.00     0.00
11.001% to 11.500%              2          157,145     0.01    12.351      587        78,572    94.05     44.41    100.00     0.00
11.501% to 12.000%              1           55,574     0.01    12.875      525        55,574    80.00     49.70    100.00     0.00
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                      4,832   $1,082,105,529   100.00%    8.036%     631      $223,946    80.95%    43.20%    43.17%   35.61%
                            =====   ==============   ======    ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 11.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.867% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MAXIMUM MORTGAGE RATES      LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                55   $   15,186,360     1.40%    6.191%     708    $276,115.63    79.51%   41.25%    25.59%   80.64%
11.501% to 12.000%            174       50,045,459     4.62     6.565      688        287,618    76.16    43.68     32.42    68.68
12.001% to 12.500%            308       83,349,805     7.70     6.898      680        270,616    78.74    43.36     31.94    64.74
12.501% to 13.000%            566      150,733,886    13.93     7.117      653        266,314    79.08    43.58     45.46    53.80
13.001% to 13.500%            485      119,587,071    11.05     7.466      640        246,571    79.11    43.27     52.89    43.08
13.501% to 14.000%            696      168,894,559    15.61     7.821      632        242,665    79.97    43.61     40.68    36.85
14.001% to 14.500%            531      116,488,588    10.76     8.254      623        219,376    80.68    43.11     36.64    31.54
14.501% to 15.000%            642      135,288,716    12.50     8.578      615        210,730    83.12    43.66     43.69    23.73
15.001% to 15.500%            448       86,144,242     7.96     8.994      603        192,286    83.29    43.04     40.62    16.28
15.501% to 16.000%            448       80,708,412     7.46     9.377      589        180,153    84.37    42.25     52.58     6.94
16.001% to 16.500%            210       35,375,360     3.27     9.701      580        168,454    85.00    42.47     50.03     2.91
16.501% to 17.000%            163       26,822,581     2.48    10.050      575        164,556    85.87    41.03     54.11     0.67
17.001% to 17.500%             59        8,121,385     0.75    10.461      554        137,651    88.23    42.16     71.71     2.83
17.501% to 18.000%             27        3,392,630     0.31    10.961      580        125,653    87.68    41.10     42.92     0.00
18.001% to 18.500%             11        1,171,069     0.11    11.448      545        106,461    88.16    42.54     63.84     0.00
18.501% to 19.000%              5          622,552     0.06    11.745      584        124,510    87.50    43.17     54.42     0.00
19.001% to 19.500%              1           63,567     0.01    12.500      589         63,567   100.00    41.74    100.00     0.00
19.501% to 20.000%              2           86,551     0.01    12.803      522         43,275    77.17    47.75    100.00     0.00
20.001% to 20.500%              1           22,735     0.00    13.290      526         22,735    65.00    39.09    100.00     0.00
                            -----   --------------   ------    ------      ---    -----------   ------    -----    ------    -----
TOTAL:                      4,832   $1,082,105,529   100.00%    8.036%     631    $   223,946    80.95%   43.20%    43.17%   35.61%
                            =====   ==============   ======    ======      ===    ===========   ======    =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 20.290% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.019% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT                      MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RATE ADJUSTMENT DATE        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
October 2006                    1   $      424,000     0.04%    7.750%     698      $424,000     80.00%   44.92%     0.00%  100.00%
January 2007                    1          448,577     0.04    10.800      706       448,577     85.00    22.17      0.00     0.00
June 2007                       1          436,003     0.04     8.750      632       436,003    100.00    43.78      0.00     0.00
July 2007                       9        2,443,188     0.23     7.409      667       271,465     83.73    22.85      0.00   100.00
August 2007                    12        2,852,929     0.26     7.404      685       237,744     84.45    34.32     42.72    97.13
September 2007                 11        2,931,638     0.27     7.114      666       266,513     87.87    37.05     39.06   100.00
October 2007                   11        2,665,668     0.25     7.642      703       242,333     80.72    39.56      5.06    70.00
November 2007                   4        1,058,215     0.10     8.522      667       264,554     92.20    41.48     11.53   100.00
December 2007                  11        2,441,924     0.23     8.428      668       221,993     91.86    43.04     17.55    69.33
January 2008                    3          768,900     0.07     7.899      636       256,300     84.54    50.94     41.43    53.06
February 2008                  11        2,467,781     0.23     8.541      648       224,344     89.25    44.10     35.08    76.87
March 2008                     37       11,067,249     1.02     8.299      639       299,115     80.65    44.84     32.91    46.58
April 2008                    325       68,536,181     6.33     8.306      640       210,881     84.76    43.24     32.87    53.41
May 2008                      344       71,897,514     6.64     8.361      620       209,004     83.46    44.49     49.66    25.50
June 2008                   1,170      261,815,839     24.2     8.223      620       223,774     80.70    43.60     51.34    24.84
July 2008                     907      206,572,735    19.09     8.142      620       227,754     80.51    43.14     43.82    19.83
August 2008                    93       21,769,345     2.01     8.092      630       234,079     81.60    44.15     15.82    23.26
September 2008                  4        1,192,031     0.11     6.665      687       298,008     90.50    44.99     47.15    82.27
October 2008                    1          444,994     0.04     8.000      691       444,994    100.00    29.85      0.00   100.00
November 2008                   1           50,694     0.00     8.700      653        50,694    100.00    49.64      0.00     0.00
March 2009                     45       10,486,661     0.97     7.849      656       233,037     82.47    45.44     44.63    63.65
April 2009                     48       10,922,036     1.01     7.812      639       227,542     84.73    45.89     61.25    63.24
May 2009                      138       26,674,477     2.47     8.247      609       193,293     80.89    42.53     51.08    11.42
June 2009                     526      114,055,248    10.54     8.108      604       216,835     80.81    43.20     63.31    20.82
July 2009                     406       88,224,831     8.15     7.804      608       217,303     78.71    42.12     63.65    26.23
August 2009                     9        1,409,338     0.13     8.179      607       156,593     79.15    43.26     73.95    10.27
March 2011                      1          247,000     0.02     6.875      670       247,000     79.75    48.58      0.00   100.00
April 2011                     14        3,428,597     0.32     7.259      651       244,900     80.75    43.13     43.49    66.16
May 2011                       36        8,364,204     0.77     7.098      696       232,339     80.36    42.43      9.75    75.11
June 2011                      99       22,779,557     2.11     7.286      685       230,097     79.42    42.91     20.16    75.15
July 2011                     442      106,644,051     9.86     7.445      686       241,276     79.22    43.05      6.08    79.19
August 2011                   111       26,584,124     2.46     7.621      688       239,497     79.37    42.22     16.23    87.27
                            -----   --------------   ------    ------      ---      --------    ------    -----     -----   ------
TOTAL:                      4,832   $1,082,105,529   100.00%     8.04%     631      $223,946     80.95%   43.20%    43.17%   35.61%
                            =====   ==============   ======    ======      ===      ========    ======    =====     =====   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $220,486,663
Aggregate Original Principal Balance      $221,356,348
Number of Mortgage Loans                         1,299

                                          MINIMUM    MAXIMUM   AVERAGE (1)
                                          -------   --------   -----------
Original Principal Balance                $13,000   $731,000     $170,405
Outstanding Principal Balance             $12,993   $728,954     $169,736

                                          MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                          -------   -------   --------------------
Original Term (mos)                          120       360              356
Stated remaining Term (mos)                  117       359              352
Loan Age (mos)                                 1        14                4
Current Interest Rate                      5.500%   16.124%           8.336%
Initial Interest Rate Cap(4)               2.000%    5.000%           3.076%
Periodic Rate Cap(4)                       1.000%    2.000%           1.129%
Gross Margin(4)                            2.750%   11.500%           6.306%
Maximum Mortgage Rate(4)                  10.875%   19.500%          14.288%
Minimum Mortgage Rate(4)                   2.750%   12.500%           7.899%
Months to Roll(4)                             10        59               26
Original Loan-to-Value                     13.33%   100.00%           78.77%
Combined Loan-to-Value                     13.33%   100.00%           82.88%
Credit Score (3)                             500       817              613

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             06/01/2016   08/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      98.39%
2nd Lien                                       1.61%

OCCUPANCY
Primary                                       87.37%
Second Home                                    1.72%
Investment                                    10.90%

LOAN TYPE
Fixed Rate                                    21.24%
ARM                                           78.76%

AMORTIZATION TYPE
Fully Amortizing                              53.55%
Interest Only                                 25.43%
15/30 Balloon                                  1.13%
15/40 Balloon                                  0.31%
30/40 Balloon                                 19.58%
30/50 Balloon                                  0.00%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2004                                           0.00%
2005                                           4.41%
2006                                          95.59%

LOAN PURPOSE
Purchase                                      22.88%
Refinance - Rate/Term                         15.75%
Refinance - Cashout                           61.37%

PROPERTY TYPE
Single Family                                 72.98%
Condominium                                    5.33%
Planned Unit Development                      11.47%
Two- to Four-Family                            9.48%
Townhouse                                      0.62%
Rowhouse                                       0.07%
Manufactured Housing                           0.06%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                  1    $    194,342      0.09%    5.500%     652      $194,342     80.00%   53.00%   100.00%  100.00%
5.501% to 6.000%               12       3,480,100      1.58     5.817      674       290,008     70.44    47.10     64.77    45.07
6.001% to 6.500%               26       5,833,050      2.65     6.329      673       224,348     70.82    44.40     79.85    44.44
6.501% to 7.000%              124      26,647,957     12.09     6.821      647       214,903     75.09    41.97     80.80    40.95
7.001% to 7.500%              116      22,558,639     10.23     7.303      637       194,471     75.77    41.29     67.11    38.05
7.501% to 8.000%              206      42,890,775     19.45     7.801      621       208,208     76.89    42.67     50.36    35.01
8.001% to 8.500%              151      27,023,246     12.26     8.325      616       178,962     78.64    42.44     48.88    27.84
8.501% to 9.000%              210      34,831,287     15.80     8.785      597       165,863     82.19    42.26     52.06    14.91
9.001% to 9.500%              133      21,538,587      9.77     9.296      584       161,944     81.65    41.89     49.38    12.16
9.501% to 10.000%             119      18,515,485      8.40     9.775      573       155,592     81.07    42.28     61.77     6.56
10.001% to 10.500%             58       7,612,559      3.45    10.303      584       131,251     83.84    42.51     48.11     6.14
10.501% to 11.000%             38       3,511,115      1.59    10.801      563        92,398     81.49    45.18     51.75     5.13
11.001% to 11.500%             44       2,490,600      1.13    11.271      602        56,605     88.55    40.50     58.59     0.00
11.501% to 12.000%             27       1,383,566      0.63    11.852      573        51,243     85.29    40.12     72.91     0.00
12.001% to 12.500%             15       1,207,665      0.55    12.297      599        80,511     83.57    46.72     34.53     0.00
12.501% to 13.000%              2         261,409      0.12    12.841      581       130,704     89.06    45.16     17.43     0.00
13.501% to 14.000%              5         125,637      0.06    13.879      620        25,127    100.00    39.14     68.40     0.00
14.001% to 14.500%              6         191,252      0.09    14.328      623        31,875     99.71    44.29     38.35     0.00
14.501% to 15.000%              4         118,402      0.05    14.702      614        29,601    100.00    44.02     79.23     0.00
15.501% to 16.000%              1          40,077      0.02    15.624      613        40,077    100.00    46.74    100.00     0.00
16.001% to 16.500%              1          30,912      0.01    16.124      612        30,912    100.00    47.97    100.00     0.00
                            -----    ------------    ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                      1,299    $220,486,663    100.00%    8.336%     613      $169,736     78.77%   42.38%    57.84%   25.43%
                            =====    ============    ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 16.124% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.336% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
    <= 120                     1     $     52,263      0.02%   11.050%     531      $ 52,263    66.25%    28.40%   100.00%    0.00%
169 to 180                    92        4,203,141      1.91    10.970      623        45,686    87.76     42.03     40.82     0.00
229 to 240                    13        1,545,495      0.70     8.091      656       118,884    73.43     44.91     85.14     0.00
289 to 300                     4          580,647      0.26     6.838      692       145,162    61.55     36.35    100.00     0.00
337 to 348                    32        6,431,352      2.92     7.561      680       200,980    83.57     32.49     27.93    95.44
349 to 360                 1,157      207,673,764     94.19     8.312      610       179,493    78.53     42.70     58.78    24.04
                           -----     ------------    ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                     1,299     $220,486,663    100.00%    8.336%     613      $169,736    78.77%    42.38%    57.84%   25.43%
                           =====     ============    ======    ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                91    $  3,194,315      1.45%   11.415%     618      $ 35,102    88.86%    40.03%    53.04%    0.00%
$50,001 to $100,000           245      18,847,629      8.55     9.457      600        76,929    80.25     39.22     70.19     4.28
$100,001 to $150,000          292      36,597,269     16.60     8.479      608       125,333    78.46     41.66     70.08    17.23
$150,001 to $200,000          243      42,215,155     19.15     8.238      611       173,725    77.47     42.28     66.06    24.74
$200,001 to $250,000          177      39,243,464     17.80     8.042      617       221,714    78.00     43.01     59.79    24.11
$250,001 to $300,000          118      32,444,495     14.71     8.039      621       274,953    78.27     43.05     49.30    31.42
$300,001 to $350,000           70      22,600,959     10.25     8.234      611       322,871    78.88     44.65     39.99    41.33
$350,001 to $400,000           44      16,492,760      7.48     8.027      611       374,835    79.40     44.45     47.80    34.52
$400,001 to $450,000           10       4,052,764      1.84     8.140      634       405,276    83.39     39.48     29.92    60.26
$450,001 to $500,000            5       2,299,577      1.04     8.034      644       459,915    83.92     34.77     40.08    59.92
$500,001 to $550,000            2       1,086,545      0.49     8.461      610       543,273    84.42     35.88     50.32     0.00
$650,001 to $700,000            1         682,776      0.31     5.585      657       682,776    76.11     39.80      0.00     0.00
$700,001 to $750,000            1         728,954      0.33     7.865      640       728,954    85.00     49.00      0.00     0.00
                            -----    ------------    ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%    8.336%     613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,993 to approximately $728,954 and the average outstanding principal balance of the Mortgage Loans was approximately $169,736.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
10 Year Fixed Loans             1    $     52,263      0.02%   11.050%     531      $ 52,263    66.25%    28.40%   100.00%    0.00%
15 Year Fixed Loans             9       1,027,193      0.47     8.481      558       114,133    58.87     38.78     34.40     0.00
15/30 Balloon Loans            66       2,501,754      1.13    11.614      645        37,905    96.46     43.83     42.94     0.00
15/40 Balloon Loans            17         674,194      0.31    12.369      641        39,658    99.44     40.30     42.73     0.00
20 Year Fixed Loans            13       1,545,495      0.70     8.091      656       118,884    73.43     44.91     85.14     0.00
25 Year Fixed Loans             4         580,647      0.26     6.838      692       145,162    61.55     36.35    100.00     0.00
2/28 LIBOR Loans              471      83,097,570     37.69     8.442      615       176,428    81.45     41.26     52.42    37.51
2/28 LIBOR Loans
   (40 due in 30)             170      33,408,383     15.15     8.737      600       196,520    80.97     43.92     57.41     0.00
30 Year Fixed Loans           227      36,016,642     16.34     8.258      609       158,664    72.80     41.44     72.32    13.11
30/40 Balloon Loans            25       4,426,334      2.01     8.019      622       177,053    71.31     43.49     66.14     0.00
3/27 LIBOR Loans              211      41,790,782     18.95     7.961      598       198,061    77.66     44.02     64.70    29.18
3/27 LIBOR Loans
   (40 due in 30)              27       4,449,533      2.02     8.107      617       164,798    77.07     45.38     67.67     0.00
5/25 LIBOR Loans                1         179,885      0.08     7.650      656       179,885    46.75     34.00      0.00   100.00
5/25 LIBOR Loans (1Y
   Adj-40 due in 30)            5         893,776      0.41     7.738      691       178,755    80.00     41.28      0.00     0.00
5/25 LIBOR Loans (1Y
   Adj)                        52       9,842,211      4.46     7.252      693       189,273    77.87     41.15     21.32    79.21
                            -----    ------------    ------    ------      ---      --------    -----     -----    ------   ------
TOTAL:                      1,299    $220,486,663    100.00%    8.336%     613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    ======      ===      ========    =====     =====    ======   ======

AMORTIZATION TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              735    $118,067,865     53.55%   8.448%      593      $160,637    76.95%    42.09%    66.98%    0.00%
Balloon                       310      46,353,974     21.02    8.797       609       149,529    80.76     43.91     57.12     0.00
60 Month Interest-Only        201      44,916,389     20.37    7.721       653       223,465    81.48     41.57     45.82   100.00
120 Month Interest-Only        53      11,148,435      5.06    7.701       683       210,348    78.77     42.41     12.38   100.00
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----   ------
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====   ======

ADJUSTMENT TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           937    $173,662,140     78.76%   8.302%      613      $185,338    80.09%    42.56%    54.64%   29.56%
Fixed Rate                    362      46,824,523     21.24    8.459       614       129,350    73.88     41.73     69.70    10.09
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         1    $    167,511      0.08%    9.124%     575      $167,511     95.00%   50.28%   100.00%    0.00%
Arizona                        91      15,599,749      7.08     8.102      604       171,426     77.80    42.25     73.67    21.83
Arkansas                       11         986,653      0.45     9.333      628        89,696     88.10    44.29     62.61     0.00
California                    179      46,371,195     21.03     7.998      626       259,057     74.30    42.68     34.86    43.01
Colorado                       48       7,657,382      3.47     8.112      653       159,529     84.89    38.64     42.98    64.29
Connecticut                    21       4,182,438      1.90     8.194      595       199,164     80.84    46.92     91.58     0.00
Delaware                       10       1,898,115      0.86     8.171      576       189,812     79.92    43.41     70.25    18.79
District of Columbia            4         582,584      0.26     8.299      665       145,646     85.89    40.34     23.16    55.43
Florida                       121      18,682,836      8.47     8.371      595       154,404     76.45    42.78     53.83    13.70
Georgia                        30       3,304,593      1.50     9.252      595       110,153     84.70    40.78     78.00     4.96
Hawaii                          1         454,400      0.21     8.875      720       454,400     80.00    48.22      0.00   100.00
Idaho                          11       1,176,136      0.53     9.165      574       106,921     81.37    37.07     80.75     0.00
Illinois                       79      12,675,618      5.75     8.288      634       160,451     80.50    42.67     50.11    21.06
Indiana                        21       1,691,825      0.77     9.421      596        80,563     87.97    40.59     97.65     0.00
Iowa                           18       1,621,915      0.74     9.687      594        90,106     88.34    38.72     54.91    18.33
Kansas                         16       1,535,272      0.70     9.584      630        95,955     89.44    41.71     70.18    40.86
Kentucky                        2         184,868      0.08     9.920      566        92,434     88.17    41.00    100.00     0.00
Louisiana                       5         592,700      0.27     8.940      624       118,540     80.65    43.18     25.88    26.15
Maine                           7         946,402      0.43    10.118      613       135,200     76.49    43.12     27.21    15.25
Maryland                       25       4,931,186      2.24     8.254      625       197,247     81.66    44.22     62.95    41.77
Massachusetts                  88      19,397,621      8.80     7.789      610       220,428     73.72    41.76     70.58    27.50
Michigan                       23       2,588,060      1.17     9.361      604       112,524     86.60    40.65     77.85    10.28
Minnesota                      24       4,145,123      1.88     8.710      604       172,713     84.00    42.90     61.14    13.08
Mississippi                     2         178,417      0.08    10.173      572        89,208     93.56    48.35    100.00     0.00
Missouri                       35       3,635,049      1.65     9.341      595       103,859     87.33    39.64     79.51    10.86
Montana                         2         418,306      0.19     8.379      630       209,153     88.51    47.11     43.25     0.00
Nebraska                        8         830,745      0.38    10.684      584       103,843     88.88    43.43     62.75     0.00
Nevada                         22       4,510,510      2.05     8.275      640       205,023     77.86    43.94     40.76    49.22
New Hampshire                  15       2,686,310      1.22     7.784      596       179,087     73.79    39.04     84.77     5.95
New Jersey                     27       5,083,737      2.31     8.702      605       188,287     73.57    43.38     67.55    18.04
New Mexico                     15       1,431,092      0.65     9.087      606        95,406     77.81    40.21     60.29    24.94
New York                       30       6,360,742      2.88     8.381      591       212,025     78.02    44.32     37.46     7.84
North Carolina                 25       3,153,080      1.43     8.605      613       126,123     79.30    42.36     62.47     2.80
Ohio                           32       3,237,200      1.47     8.626      596       101,162     80.99    38.90     90.20     3.82
Oklahoma                        4         323,255      0.15     8.681      626        80,814     88.82    42.18     46.33     0.00
Oregon                         19       3,618,919      1.64     8.714      582       190,469     77.42    45.90     71.89    17.85
Pennsylvania                   15       1,997,067      0.91     9.331      608       133,138     89.41    39.19     84.79     6.17
Rhode Island                   11       2,222,411      1.01     7.816      600       202,037     73.47    44.94     80.88    19.42
South Carolina                  6       1,159,532      0.53     9.153      660       193,255     92.58    47.65     60.78     0.00
South Dakota                    1         137,560      0.06     9.375      594       137,560     90.00    39.64    100.00     0.00
Tennessee                      12         950,243      0.43     9.542      609        79,187     87.31    39.26     62.98     0.00
Texas                          51       4,458,003      2.02     8.951      626        87,412     82.86    40.23     40.11     3.18
Utah                           19       3,444,367      1.56     8.512      625       181,282     84.96    39.29     58.10    27.61
Vermont                         1         199,671      0.09     6.575      653       199,671     80.00    53.55    100.00   100.00
Virginia                       66      12,048,059      5.46     8.173      605       182,546     82.53    42.24     71.01    25.34
Washington                     39       6,485,749      2.94     8.220      610       166,301     80.43    44.60     73.92    23.66
Wisconsin                       5         517,868      0.23     9.909      571       103,574     87.94    47.54    100.00     0.00
Wyoming                         1          24,589      0.01    14.999      637        24,589    100.00    49.95      0.00     0.00
                            -----    ------------    ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                      1,299    $220,486,663    100.00%    8.336%     613      $169,736     78.77%   42.38%    57.84%   25.43%
                            =====    ============    ======    ======      ===      ========    ======    =====    ======   ======

No more than approximately 0.52% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                59     $  7,862,076      3.57%   8.426%      600      $133,256    40.29%    41.30%    64.14%    4.10%
50.01% to 55.00%              28        4,372,376      1.98    7.890       586       156,156    52.67     45.43     60.43     0.00
55.01% to 60.00%              37        7,177,524      3.26    8.106       587       193,987    57.55     40.26     55.49     7.94
60.01% to 65.00%              63       11,281,927      5.12    7.772       601       179,078    63.26     41.89     63.51     9.62
65.01% to 70.00%              86       15,057,769      6.83    8.212       591       175,090    68.72     42.02     55.39    23.43
70.01% to 75.00%             113       21,102,151      9.57    8.143       594       186,745    74.13     43.05     59.33    18.14
75.01% to 80.00%             400       76,417,149     34.66    7.924       635       191,043    79.64     42.66     47.29    40.04
80.01% to 85.00%             128       24,410,201     11.07    8.494       587       190,705    84.43     40.98     66.60    21.42
85.01% to 90.00%             147       26,556,891     12.04    8.805       607       180,659    89.79     41.54     65.73    26.16
90.01% to 95.00%              76       11,479,187      5.21    9.245       606       151,042    94.85     43.47     81.62    13.51
95.01% to 100.00%            162       14,769,411      6.70    9.679       643        91,169    99.84     44.46     58.30    16.31
                           -----     ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                     1,299     $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                           =====     ============    ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.30%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.94%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 59    $  7,862,076      3.57%   8.426%      600      $133,256    40.29%    41.30%    64.14%    4.10%
50.01% to 55.00%               28       4,372,376      1.98    7.890       586       156,156    52.67     45.43     60.43     0.00
55.01% to 60.00%               37       7,177,524      3.26    8.106       587       193,987    57.55     40.26     55.49     7.94
60.01% to 65.00%               62      11,233,314      5.09    7.770       601       181,182    63.26     41.92     63.79     9.67
65.01% to 70.00%               77      14,178,526      6.43    8.144       588       184,137    68.70     42.27     56.75    22.17
70.01% to 75.00%              102      19,815,576      8.99    8.129       588       194,270    74.11     43.15     62.30    15.97
75.01% to 80.00%              157      32,770,315     14.86    8.042       600       208,728    79.28     42.54     55.34    16.72
80.01% to 85.00%              108      21,103,090      9.57    8.574       575       195,399    84.22     41.48     71.87    10.66
85.01% to 90.00%              175      32,794,357     14.87    8.694       624       187,396    86.75     39.94     50.12    38.91
90.01% to 95.00%               98      14,483,884      6.57    9.006       621       147,795    92.24     42.85     77.81    16.74
95.01% to 100.00%             396      54,695,624     24.81    8.320       653       138,120    85.88     44.01     49.90    45.46
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 13.33% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 82.88%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 1.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.30%. Approximately 23.63% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.82%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 53    $ 10,242,482      4.65%   8.013%      663      $193,254    79.00%    13.59%    16.97%   57.64%
20.01% to 25.00%               35       4,844,314      2.20    8.354       596       138,409    69.95     23.01     68.96    17.98
25.01% to 30.00%               72      10,694,794      4.85    8.099       622       148,539    78.06     27.93     68.21    30.41
30.01% to 35.00%              127      18,372,712      8.33    8.420       607       144,667    78.51     32.74     63.12    10.65
35.01% to 40.00%              201      32,509,312     14.74    8.361       617       161,738    78.66     37.96     53.80    28.36
40.01% to 45.00%              272      44,943,863     20.38    8.412       612       165,235    78.98     42.95     56.74    28.10
45.01% to 50.00%              387      69,245,067     31.41    8.430       613       178,928    80.17     47.91     53.63    23.79
50.01% to 55.00%              142      27,746,549     12.58    8.083       599       195,398    77.02     52.70     79.63    20.76
55.01% to 60.00%               10       1,887,570      0.86    8.543       591       188,757    77.63     56.42     70.40     0.00
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.00% to 60.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.38%.

LOAN PURPOSE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout           719    $135,322,190     61.37%   8.238%      597      $188,209    75.59%    42.54%    59.07%   17.75%
Purchase                      386      50,441,337     22.88    8.645       654       130,677    86.24     41.68     48.89    41.26
Refinance - Rate Term         194      34,723,136     15.75    8.266       617       178,985    80.31     42.74     66.02    32.35
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 974    $160,916,602     72.98%   8.352%      607      $165,212    78.56%    42.39%    60.30%   23.08%
Planned Unit Development      149      25,285,996     11.47    8.288       618       169,705    79.45     42.64     60.34    26.97
Two- to Four-Family            86      20,891,797      9.48    8.236       636       242,928    78.45     41.63     40.63    30.51
Condo                          78      11,746,183      5.33    8.423       645       150,592    80.47     42.87     49.99    40.08
Townhouse                       9       1,361,200      0.62    7.885       653       151,244    79.88     43.63     45.92    75.66
Rowhouse                        2         157,612      0.07    9.402       621        78,806    86.04     35.66     74.67     0.00
Manufactured Housing            1         127,273      0.06    8.625       550       127,273    85.00     52.20    100.00     0.00
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====    ======    =====

DOCUMENTATION

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
Full Documentation            381    $ 64,209,644     29.12%   7.904%      592      $168,529    75.26%    41.99%   100.00%    14.14%
Stated Income                 123      24,901,072     11.29    8.598       588       202,448    74.38     43.28      0.00     20.12
Alternative
   Documentation               23       3,875,917      1.76    8.659       604       168,518    80.91     38.00      0.00     13.32
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    ------
   SUB-TOTAL                  527    $ 92,986,634     42.17%   8.121%      592      $176,445    75.26%    42.17%    69.05%    15.70%
INDYMAC UNDERWRITING
Stated Income                  35    $  5,718,002      2.59%   7.622%      684      $163,371    79.99%    41.63%     0.00%    69.30%
Full Documentation             10       1,798,808      0.82    6.792       718       179,881    80.00     43.36    100.00     70.05
No Documentation                5       1,316,579      0.60    7.399       705       263,316    76.41      0.00      0.00     70.03
No Income No Asset              5       1,412,598      0.64    6.782       685       282,520    75.39      0.00      0.00     82.21
No Ratio                        1         190,000      0.09    5.875       719       190,000    57.97      0.00      0.00    100.00
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    ------
   SUB-TOTAL                   56    $ 10,435,987      4.73%   7.305%      694      $186,357    78.52%    42.04%    17.24%    71.83%
OTHER UNDERWRITING
Full Documentation            418    $ 61,516,898     27.90%   8.540%      607      $147,170    83.01%    43.70%   100.00%    18.89%
Other Documentation           298      55,547,144     25.19    8.662       641       186,400    80.00     41.27      0.00     40.23
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    ------
   SUB-TOTAL                  716    $117,064,042     53.09%   8.598%      623      $163,497    81.58%    42.57%    52.55%    29.02%
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    ------
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%    25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====    ======    ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

OCCUPANCY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1141    $192,647,759     87.37%   8.308%      605      $168,841    78.51%    42.91%    61.36%   21.64%
Investment                    141      24,041,941     10.90    8.512       666       170,510    80.13     37.73     35.16    51.94
Second Home                    17       3,796,962      1.72    8.602       681       223,351    83.11     44.13     22.52    49.55
                            -----    ------------    ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                              16    $  2,747,866      1.25%   7.602%      680      $171,742    77.30%    42.47%    47.10%    57.79%
2                             419      72,116,510     32.71    8.308       604       172,116    77.46     42.46     59.19     17.85
3                             397      71,071,755     32.23    8.326       602       179,022    76.00     42.71     66.34     17.14
4                             128      22,793,367     10.34    8.515       605       178,073    79.96     43.22     57.53     13.15
5                             203      30,728,431     13.94    8.450       634       151,372    83.77     42.41     51.90     40.62
6                              72       9,742,141      4.42    8.477       631       135,308    82.18     44.34     44.79     44.88
7                              13       1,246,406      0.57    9.319       652        95,877    92.82     44.48     34.50     46.17
8                               1         318,561      0.14    8.990       575       318,561    94.96     48.74    100.00      0.00
9                               6         740,719      0.34    8.830       670       123,453    93.03     41.98     40.34     55.00
10                              3         634,944      0.29    8.296       670       211,648    98.09     41.28      0.00     92.02
11                              9       1,914,611      0.87    7.776       697       212,735    81.00     37.94      7.05     97.46
12                             12       2,489,094      1.13    6.986       674       207,424    83.25     34.21     38.67     91.51
13                             13       2,467,944      1.12    7.982       691       189,842    84.31     35.53     33.78     96.69
14                              7       1,474,314      0.67    7.826       674       210,616    82.89     24.51      0.00    100.00
                            -----    ------------    ------    -----       ---      --------    -----     -----    ------    ------
TOTAL:                      1,299    $220,486,663    100.00%   8.336%      613      $169,736    78.77%    42.38%    57.84%    25.43%
                            =====    ============    ======    =====       ===      ========    =====     =====    ======    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          300   $ 47,756,608     21.66%    8.610%      619      $159,189    79.72%    42.30%    54.76%   25.41%
6 Months                        9      1,304,008      0.59     9.018       655       144,890    84.75     43.02     41.08    76.05
12 Months                      79     15,629,223      7.09     8.560       602       197,838    78.70     42.12     55.33    23.50
24 Months                     551     94,994,183     43.08     8.462       611       172,403    81.17     42.65     53.32    28.09
30 Months                       6      1,138,805      0.52     8.392       597       189,801    67.05     45.38     44.57     0.00
36 Months                     354     59,663,836     27.06     7.840       615       168,542    74.29     41.99     68.77    21.08
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299   $220,486,663    100.00%    8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      5   $    878,708      0.40%    9.408%      500      $175,742    66.34%    46.80%    44.15%    0.00%
501 to 525                    108     16,323,000      7.40     9.220       509       151,139    70.39     44.02     59.69     1.30
526 to 550                    108     19,991,110      9.07     8.913       537       185,103    75.18     42.12     74.15     0.00
551 to 575                    167     27,263,581     12.37     8.884       564       163,255    80.49     41.92     71.42     7.71
576 to 600                    206     34,710,767     15.74     8.449       588       168,499    80.18     42.78     73.61     6.07
601 to 625                    190     32,399,178     14.69     8.112       614       170,522    78.95     42.54     61.66    33.49
626 to 650                    168     25,891,985     11.74     8.179       637       154,119    80.07     43.68     55.71    33.50
651 to 675                    163     28,281,517     12.83     7.910       661       173,506    81.42     42.54     33.73    49.56
676 to 700                     71     12,049,848      5.47     7.850       686       169,716    80.34     39.31     44.36    52.80
701 to 725                     50     11,155,157      5.06     7.870       713       223,103    79.77     39.03     21.69    57.53
726 to 750                     38      7,323,368      3.32     7.438       737       192,720    78.46     42.07     45.40    45.45
751 to 775                     20      3,285,437      1.49     7.067       760       164,272    73.26     43.76     52.71    50.94
776 to 800                      3        494,746      0.22     7.260       787       164,915    68.21     40.20    100.00    35.47
801 to 825                      2        438,260      0.20     7.963       813       219,130    88.43     41.30     67.16    32.84
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,299   $220,486,663    100.00%    8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 613.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
A+                            303   $ 54,963,558     24.93%    7.752%      612      $181,398    76.79%    42.38%    67.39%   20.02%
A                              90     15,165,814      6.88     8.414       573       168,509    77.20     41.81     69.22    22.80
A-                             37      6,165,782      2.80     8.618       549       166,643    74.76     42.70     83.32     2.30
B                              39      7,205,071      3.27     8.902       561       184,745    70.85     42.50     67.07     0.00
C+                             44      7,693,990      3.49     8.641       553       174,863    67.70     41.32     67.50     0.00
C                              14      1,792,419      0.81     9.879       568       128,030    63.78     39.11     84.27     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
   SUB-TOTAL:                 527   $ 92,986,634     42.17%    8.121%      592      $176,445    75.26%    42.17%    69.05%   15.70%
INDYMAC UNDERWRITING
Alt-A                          12   $  3,116,490      1.41%    7.041%      691      $259,708    75.03%    36.27%     0.00%   72.94%
Subprime                       44      7,319,497      3.32     7.418       694       166,352    80.00     42.20     24.58    71.36
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
   SUB-TOTAL:                  56   $ 10,435,987      4.73%    7.305%      694      $186,357    78.52%    42.04%    17.24%   71.83%
ALL OTHER UNDERWRITING        716   $117,064,042     53.09%    8.598%      623      $163,497    81.58%    42.57%    52.55%   29.02%
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,299   $220,486,663    100.00%    8.336%      613      $169,736    78.77%    42.38%    57.84%   25.43%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%              24    $  5,139,702      2.96%     6.998%     711      $214,154    76.99%    42.80%    19.30%   74.52%
3.001% to 3.500%               9       1,924,851      1.11      7.057      712       213,872    80.00     39.39     23.18    74.36
3.501% to 4.000%              12       1,904,898      1.10      7.760      671       158,741    80.00     43.19     18.94    72.45
4.001% to 4.500%               8       1,627,665      0.94      6.916      656       203,458    78.37     43.12     11.94    26.61
4.501% to 5.000%              30       6,925,536      3.99      7.333      626       230,851    76.47     45.97     89.58    34.55
5.001% to 5.500%             120      25,819,794     14.87      7.963      614       215,165    78.81     44.29     42.88    29.83
5.501% to 6.000%             137      24,177,842     13.92      7.701      625       176,481    82.01     43.25     67.97    43.16
6.001% to 6.500%             192      34,448,045     19.84      8.193      644       179,417    80.67     39.53     42.19    55.42
6.501% to 7.000%             141      28,975,297     16.68      8.520      598       205,499    79.35     43.75     50.69     9.26
7.001% to 7.500%              94      16,084,124      9.26      8.829      574       171,108    79.32     42.34     66.59     9.04
7.501% to 8.000%              88      14,216,735      8.19      9.218      569       161,554    80.50     42.14     70.57     1.48
8.001% to 8.500%              48       8,457,837      4.87      9.505      560       176,205    82.36     43.35     66.89     3.52
8.501% to 9.000%              16       2,188,750      1.26      9.868      554       136,797    81.86     38.96     91.56     0.00
9.001% to 9.500%               7         803,517      0.46     10.427      570       114,788    88.68     40.10     79.94     0.00
9.501% to 10.000%              3         235,058      0.14     10.742      597        78,353    96.46     45.55     77.04     0.00
10.001% to 10.500%             3         258,790      0.15     11.278      574        86,263    85.91     38.56    100.00     0.00
10.501% to 11.000%             3         316,555      0.18     11.750      556       105,518    81.68     40.63    100.00     0.00
11.001% to 11.500%             2         157,145      0.09     12.351      587        78,572    94.05     44.41    100.00     0.00
                             ---    ------------    ------     ------      ---      --------    -----     -----    ------    -----
TOTAL:                       937    $173,662,140    100.00%     8.302%     613      $185,338    80.09%    42.56%    54.64%   29.56%
                             ===    ============    ======     ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 11.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.306% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                9     $  2,060,816      1.19%    6.114%     712    $   228,980    77.97%    43.91%   45.86%  100.00%
11.501% to 12.000%            15        4,131,333      2.38     6.177      688        275,422    71.99     45.20    57.33    39.95
12.001% to 12.500%            35        7,003,081      4.03     6.802      673        200,088    74.33     44.50    50.06    51.51
12.501% to 13.000%            84       17,584,961     10.13     6.981      635        209,345    78.12     43.02    70.76    55.17
13.001% to 13.500%            72       14,423,379      8.31     7.346      631        200,325    77.51     41.84    70.68    36.26
13.501% to 14.000%           148       31,392,224     18.08     7.792      623        212,110    78.45     43.17    47.42    41.20
14.001% to 14.500%           110       20,644,410     11.89     8.325      614        187,676    79.40     41.95    42.21    33.34
14.501% to 15.000%           164       29,280,535     16.86     8.759      597        178,540    83.05     42.37    52.14    16.46
15.001% to 15.500%           115       20,056,039     11.55     9.234      590        174,400    82.03     42.13    48.79    14.49
15.501% to 16.000%           102       17,117,433      9.86     9.672      576        167,818    82.64     41.89    62.13     7.09
16.001% to 16.500%            45        5,850,071      3.37    10.167      586        130,002    83.41     42.01    44.76     2.63
16.501% to 17.000%            16        1,800,338      1.04    10.515      565        112,521    86.19     42.94    74.80    10.00
17.001% to 17.500%            16        1,801,899      1.04    10.593      568        112,619    87.36     42.86    94.47     0.00
17.501% to 18.000%             4          358,477      0.21    11.730      551         89,619    80.31     40.48    88.31     0.00
18.001% to 18.500%             1           93,578      0.05    12.250      585         93,578    90.00     46.23   100.00     0.00
19.001% to 19.500%             1           63,567      0.04    12.500      589         63,567   100.00     41.74   100.00     0.00
                             ---     ------------    ------    ------      ---    -----------   ------     -----   ------   ------
TOTAL:                       937     $173,662,140    100.00%     8.30%     613    $185,338.46    80.09%    42.56%   54.64%   29.56%
                             ===     ============    ======    ======      ===    ===========   ======     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 19.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.288% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE ADJUSTMENT      MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DATE                        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
July 2007                      7     $  1,474,314      0.85%   7.826%      674    $   210,616    82.89%   24.51%     0.00%  100.00%
August 2007                   11        2,189,161      1.26    7.981       694        199,015    84.28    34.08     25.35    96.26
September 2007                 9        1,927,062      1.11    7.156       670        214,118    84.24    29.23     20.78   100.00
October 2007                   9        1,914,611      1.10    7.776       697        212,735    81.00    37.94      7.05    97.46
November 2007                  2          584,250      0.34    8.261       671        292,125    97.93    40.55      0.00   100.00
December 2007                  6          740,719      0.43    8.830       670        123,453    93.03    41.98     40.34    55.00
January 2008                   1          318,561      0.18    8.990       575        318,561    94.96    48.74    100.00     0.00
February 2008                  6        1,000,207      0.58    8.965       654        166,701    91.06    44.15     29.40    57.54
March 2008                    17        2,875,012      1.66    8.554       610        169,118    81.54    41.60     47.93    38.88
April 2008                   161       24,825,999     14.30    8.535       634        154,199    84.33    42.22     46.53    39.34
May 2008                      51       10,285,191      5.92    8.747       596        201,670    85.37    44.38     61.28    14.32
June 2008                    186       36,688,906     21.13    8.562       597        197,252    77.95    42.91     60.07    19.05
July 2008                    174       31,427,086     18.10    8.576       591        180,615    80.00    42.49     61.93     9.17
August 2008                    3          533,654      0.31    8.654       661        177,885    84.76    42.51     52.24    52.24
September 2008                 3          562,031      0.32    6.402       688        187,344    79.86    51.28    100.00    62.39
November 2008                  1           50,694      0.03    8.700       653         50,694   100.00    49.64      0.00     0.00
March 2009                    27        5,540,023      3.19    7.864       645        205,186    79.50    45.82     44.54    58.75
April 2009                    20        3,215,050      1.85    7.860       629        160,753    83.21    47.52     76.98    63.84
May 2009                      28        5,773,684      3.32    8.372       588        206,203    74.93    43.35     38.67    14.00
June 2009                     67       13,069,619      7.53    7.933       581        195,069    75.84    43.86     74.86    11.34
July 2009                     86       17,071,732      9.83    7.978       595        198,509    78.11    43.17     67.78    23.25
August 2009                    4          678,698      0.39    8.054       590        169,674    72.85    44.42    100.00     0.00
April 2011                     3          662,473      0.38    7.135       683        220,824    71.79    34.50     74.19   100.00
May 2011                       3          424,445      0.24    6.980       705        141,482    80.00    41.79      0.00    70.55
June 2011                      6          867,608      0.50    7.205       690        144,601    73.11    36.32     39.59    90.72
July 2011                     36        7,200,970      4.15    7.385       687        200,027    78.41    42.10      9.75    64.42
August 2011                   10        1,760,377      1.01    7.129       718        176,038    77.73    43.17     31.91    90.21
                             ---     ------------    ------    -----       ---    -----------   ------    -----    ------   ------
TOTAL:                       937     $173,662,140    100.00%    8.30%      613    $185,338.46    80.09%   42.56%    54.64%   29.56%
                             ===     ============    ======    =====       ===    ===========   ======    =====    ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $1,155,821,024
Aggregate Original Principal Balance      $1,165,127,732
Number of Mortgage Loans                           5,824

                                          MINIMUM    MAXIMUM    AVERAGE (1)
                                          -------  ----------   -----------
Original Principal Balance                $14,000  $1,264,500     $200,056
Outstanding Principal Balance             $13,990  $1,262,492     $198,458

                                                                  WEIGHTED
                                          MINIMUM    MAXIMUM    AVERAGE (2)
                                          -------  ----------   -----------
Original Term (mos)                          120        360          356
Stated remaining Term (mos)                  117        359          353
Loan Age (mos)                                 1         15            3
Current Interest Rate                      5.000%    14.624%       8.104%
Initial Interest Rate Cap(4)               1.000%     5.000%       3.071%
Periodic Rate Cap(4)                       1.000%     2.000%       1.250%
Gross Margin(4)                            2.250%    11.875%       5.782%
Maximum Mortgage Rate(4)                  10.000%    20.290%      13.968%
Minimum Mortgage Rate(4)                   2.250%    13.290%       7.319%
Months to Roll(4)                              1         59           30
Original Loan-to-Value                     12.70%    100.00%       80.45%
Combined Loan-to-Value                     12.70%    100.00%       88.23%
Credit Score (3)                             479        815          634

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             06/01/2016   08/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      96.11%
2nd Lien                                       3.89%

OCCUPANCY
Primary                                       95.05%
Second Home                                    1.08%
Investment                                     3.87%

LOAN TYPE
Fixed Rate                                    21.40%
ARM                                           78.60%

AMORTIZATION TYPE
Fully Amortizing                              44.58%
Interest Only                                 30.34%
15/30 Balloon                                  0.81%
15/40 Balloon                                  0.30%
30/40 Balloon                                 23.69%
30/50 Balloon                                  0.28%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2004                                           0.00%
2005                                           0.86%
2006                                          99.14%

LOAN PURPOSE
Purchase                                      44.85%
Refinance - Rate/Term                          4.92%
Refinance - Cashout                           50.22%

PROPERTY TYPE
Single Family                                 70.72%
Condominium                                    6.41%
Planned Unit Development                      13.28%
Two- to Four-Family                            8.64%
Townhouse                                      0.81%
Rowhouse                                       0.08%
Manufactured Housing                           0.06%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                  2   $      964,585     0.08%    5.344%     672      $482,293     83.44%   37.19%    68.81%  100.00%
5.501% to 6.000%               76       20,867,930     1.81     5.911      688       274,578     70.07    41.07     77.78    36.44
6.001% to 6.500%              218       63,061,002     5.46     6.351      681       289,271     74.86    43.00     54.41    41.52
6.501% to 7.000%              677      187,095,618    16.19     6.815      665       276,360     75.57    42.59     53.35    44.22
7.001% to 7.500%              640      162,255,011    14.04     7.312      652       253,523     78.37    42.77     46.32    44.43
7.501% to 8.000%              912      214,259,906    18.54     7.800      639       234,934     80.09    43.58     37.46    36.46
8.001% to 8.500%              655      141,771,379    12.27     8.295      625       216,445     81.07    43.13     36.57    30.47
8.501% to 9.000%              713      139,211,961    12.04     8.798      603       195,248     82.64    42.99     45.80    20.01
9.001% to 9.500%              446       76,317,749     6.60     9.288      590       171,116     83.08    42.38     45.53    11.47
9.501% to 10.000%             470       63,788,496     5.52     9.798      584       135,720     85.44    41.22     55.20     3.96
10.001% to 10.500%            192       23,928,046     2.07    10.298      586       124,625     87.02    41.10     46.83     2.57
10.501% to 11.000%            193       21,048,720     1.82    10.797      614       109,061     89.01    39.68     30.80     0.00
11.001% to 11.500%            162       12,806,798     1.11    11.339      635        79,054     93.61    42.99     22.38     0.00
11.501% to 12.000%            100        7,200,624     0.62    11.834      619        72,006     94.89    43.66     32.39     0.00
12.001% to 12.500%            277       17,169,691     1.49    12.379      626        61,984     98.58    43.10     37.04     0.00
12.501% to 13.000%             62        2,626,964     0.23    12.831      610        42,370     97.23    43.05     47.69     0.00
13.001% to 13.500%             15          735,622     0.06    13.337      603        49,041     93.35    42.72     16.55     0.00
13.501% to 14.000%             10          513,512     0.04    13.897      627        51,351     95.99    38.91      0.00     0.00
14.001% to 14.500%              3          157,434     0.01    14.272      635        52,478    100.00    46.90      0.00     0.00
14.501% to 15.000%              1           39,976     0.00    14.624      614        39,976    100.00    33.72    100.00     0.00
                            -----   --------------   ------    ------      ---      --------    ------   ------    ------   ------
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%   42.75%    45.22%   30.34%
                            =====   ==============   ======    ======      ===      ========    ======   ======    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 14.624% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.104% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL        OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
<= 120                          9   $      831,796     0.07%    8.094%     632      $ 92,422    60.50%    42.41%    89.08%    0.00%
157 to 168                      1          434,917     0.04     6.000      715       434,917    80.00     43.84      0.00     0.00
169 to 180                    248       19,562,073     1.69    10.232      651        78,879    87.26     41.65     33.79     0.00
229 to 240                    101        7,018,029     0.61     9.998      632        69,485    82.94     41.27     62.05     0.00
289 to 300                      9        1,408,475     0.12     7.280      687       156,497    71.29     38.16     92.49     0.00
337 to 348                      8        4,516,983     0.39     6.884      664       564,623    93.43     37.47     31.18    90.35
349 to 360                  5,448    1,122,048,752    97.08     8.062      633       205,956    80.29     42.81     45.30    30.89
                            -----   --------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
ORIGINAL MORTGAGE         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               431   $   15,603,639     1.35%   11.383%     620    $   36,203    90.96%    40.37%    49.81%    0.53%
$50,001 to $100,000         1,118       86,131,732     7.45     9.685      606        77,041    83.21     39.98     61.09     2.84
$100,001 to $150,000        1,109      137,216,610    11.87     8.657      607       123,730    78.70     41.00     61.41     9.89
$150,001 to $200,000          898      155,868,117    13.49     8.132      616       173,573    78.15     41.83     55.38    19.78
$200,001 to $250,000          601      133,556,743    11.56     7.918      631       222,224    78.89     42.38     48.33    28.59
$250,001 to $300,000          478      129,893,838    11.24     7.714      637       271,744    79.47     43.66     41.88    38.31
$300,001 to $350,000          345      110,512,126     9.56     7.676      649       320,325    80.27     43.86     33.69    44.69
$350,001 to $400,000          274      101,461,574     8.78     7.699      647       370,298    81.58     44.06     31.84    45.17
$400,001 to $450,000          198       83,628,642     7.24     7.721      647       422,367    81.63     44.47     34.53    44.14
$450,001 to $500,000          167       78,766,941     6.81     7.604      659       471,658    81.41     43.58     30.85    45.62
$500,001 to $550,000           76       39,626,998     3.43     7.865      650       521,408    82.22     43.76     30.32    40.60
$550,001 to $600,000           47       26,908,472     2.33     8.029      664       572,521    82.80     45.50     32.10    46.51
$600,001 to $650,000           34       21,177,334     1.83     7.488      671       622,863    81.78     44.96     38.47    35.45
$650,001 to $700,000           25       16,898,547     1.46     7.968      662       675,942    86.31     40.68     56.23    31.92
$700,001 to $750,000           10        7,339,423     0.63     8.414      647       733,942    82.29     46.12     39.87    39.95
$750,001 to $800,000            5        3,895,402     0.34     8.069      639       779,080    82.56     39.08     80.00    19.64
$800,001 to $850,000            4        3,352,594     0.29     7.290      627       838,148    81.02     42.43     50.64    49.61
$850,001 to $900,000            2        1,724,989     0.15     6.555      680       862,494    88.63     44.89    100.00    49.31
$950,001 to $1,000,000          1          994,811     0.09     6.800      665       994,811    55.56     55.00    100.00     0.00
$1,000,001 or greater           1        1,262,492     0.11     7.175      585     1,262,492    74.38     33.20    100.00     0.00
                            -----   --------------   ------    ------      ---    ----------    -----     -----    ------    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634    $  198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    ======      ===    ==========    =====     =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,990 to approximately $1,262,492 and the average outstanding principal balance of the Mortgage Loans was approximately $198,458.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
10 Year Fixed Loans             9   $      831,796     0.07%    8.094%     632      $ 92,422     60.50%   42.41%    89.08%    0.00%
15 Year Fixed Loans            61        7,148,524     0.62     7.759      628       117,189     64.95    37.05     62.63     0.00
15/30 Balloon Loans           141        9,325,858     0.81    11.355      662        66,141     99.21    44.88     15.89     0.00
15/40 Balloon Loans            47        3,522,607     0.30    11.753      674        74,949    100.00    42.69     18.50     0.00
20 Year Fixed Loans           101        7,018,029     0.61     9.998      632        69,485     82.94    41.27     62.05     0.00
25 Year Fixed Loans             9        1,408,475     0.12     7.280      687       156,497     71.29    38.16     92.49     0.00
2/28 LIBOR Loans            1,618      355,145,934    30.73     8.180      624       219,497     81.16    43.25     44.65    43.36
2/28 LIBOR Loans
   (40 due in 30)             674      183,282,807    15.86     8.073      632       271,933     82.40    44.44     39.22     0.00
2/28 LIBOR Loans
   (50 due in 30)               8        2,395,928     0.21     7.645      647       299,491     80.21    48.34     25.82     0.00
2/28 LIBOR Loans
   (Dual Amort)                 5        1,301,939     0.11     7.757      627       260,388     85.01    49.15     32.90     0.00
30 Year Fixed Loans         1,443      190,620,029    16.49     8.457      630       132,100     77.37    40.25     62.48     8.74
30/40 Balloon Loans           117       27,232,436     2.36     7.686      635       232,756     75.64    42.68     67.13     0.00
30/50 Balloon Loans             1          269,881     0.02     6.500      672       269,881     72.97    47.00      0.00     0.00
3/27 LIBOR Loans              729      155,458,405    13.45     7.933      611       213,249     80.17    42.70     63.20    34.73
3/27 LIBOR Loans
   (40 due in 30)             212       52,254,306     4.52     8.144      620       246,483     83.85    42.51     51.38     0.00
3/27 LIBOR Loans
   (50 due in 30)               2          599,833     0.05     7.883      615       299,917     81.99    46.37     16.67     0.00
5/25 LIBOR Loans               23        5,441,116     0.47     7.242      670       236,570     80.04    41.36     60.90    34.64
5/25 LIBOR Loans
   (1Y Adj-40 due in 30)       38        7,990,366     0.69     7.609      671       210,273     80.00    41.91      6.93     0.00
5/25 LIBOR Loans
   (1Y Adj)                   576      141,729,153    12.26     7.433      687       246,058     79.43    43.14      7.91    87.29
5/25 LIBOR Loans
   (40 due in 30)               8        1,971,025     0.17     7.669      643       246,378     80.06    41.51     26.77     0.00
Six Month LIBOR Loans           2          872,577     0.08     9.318      702       436,289     82.57    33.23      0.00    48.59
                            -----   --------------   ------    ------      ---      --------    ------    -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%   42.75%    45.22%   30.34%
                            =====   ==============   ======    ======      ===      ========    ======    =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            3,372   $  515,247,947    44.58%   8.470%      611      $152,802    78.95%    41.42%    56.24%    0.00%
Balloon                     1,251      289,922,718    25.08    8.176       633       231,753    82.69     43.89     41.81     0.00
60 Month Interest-Only        712      221,927,376    19.20    7.534       656       311,696    81.70     44.16     46.10   100.00
120 Month Interest-Only       489      128,722,983    11.14    7.456       688       263,237    79.30     43.10      7.29   100.00
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----   ------
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====   ======

ADJUSTMENT TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                         3,895   $  908,443,389    78.60%   7.985%      634      $233,233    81.11%    43.33%    40.98%   36.76%
Fixed Rate                  1,929      247,377,635    21.40    8.542       633       128,241    78.03     40.66     60.79     6.74
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        52   $    5,086,650     0.44%    9.384%      575     $ 97,820    77.39%    39.40%    76.03%    6.61%
Alaska                          4          953,838     0.08     8.009       663      238,460    81.69     36.58     60.49    51.83
Arizona                       335       59,006,834     5.11     8.074       621      176,140    79.79     41.94     64.64    29.85
Arkansas                       18        1,595,170     0.14     9.178       582       88,621    77.91     41.61     50.32    15.48
California                   1256      375,397,336    32.48     7.732       657      298,883    80.02     44.01     32.11    45.61
Colorado                      118       18,881,591     1.63     8.266       627      160,013    83.09     44.07     53.26    32.24
Connecticut                   101       18,769,076     1.62     8.158       601      185,832    78.10     44.64     56.94     3.68
Delaware                       31        5,736,588     0.50     7.929       604      185,051    75.93     41.16     60.96     7.35
District of Columbia            5        1,279,598     0.11     8.058       646      255,920    84.02     41.34     47.81    53.57
Florida                       740      126,716,898    10.96     8.300       622      171,239    79.98     42.04     42.94    23.74
Georgia                       165       19,309,371     1.67     8.906       616      117,026    83.22     42.36     57.71    10.33
Hawaii                         18        6,886,772     0.60     7.687       690      382,598    79.55     43.27     22.20    31.16
Idaho                          18        2,493,636     0.22     8.571       601      138,535    82.09     41.60     72.22     0.00
Illinois                      198       38,211,177     3.31     8.544       637      192,986    84.13     43.11     37.12    20.28
Indiana                        52        5,329,747     0.46     9.643       586      102,495    85.25     41.53     61.28     1.65
Iowa                           43        3,986,912     0.34     8.998       603       92,719    85.79     42.47     79.45    12.59
Kansas                         27        2,846,155     0.25     9.215       598      105,413    84.87     40.99     65.28    10.12
Kentucky                       15        1,648,523     0.14     9.371       554      109,902    87.80     40.39     82.79    13.04
Louisiana                      51        5,938,470     0.51     8.752       603      116,441    83.77     39.34     71.07     8.43
Maine                          74        8,844,715     0.77     8.247       602      119,523    76.02     37.12     76.68     4.66
Maryland                      163       39,405,649     3.41     8.121       616      241,752    80.40     43.47     53.25    37.89
Massachusetts                  89       22,199,615     1.92     8.188       642      249,434    82.10     40.80     49.26    20.15
Michigan                      107       10,926,399     0.95     9.462       590      102,116    83.91     41.27     63.11     6.09
Minnesota                     105       18,126,013     1.57     8.138       618      172,629    81.52     41.82     72.64    17.72
Mississippi                    17        1,707,437     0.15     9.817       573      100,437    89.21     40.54     74.54     0.00
Missouri                       91       10,596,913     0.92     9.015       591      116,450    85.47     39.64     64.70    18.75
Montana                         1          147,192     0.01     8.250       645      147,192    80.00     48.78      0.00     0.00
Nebraska                       27        2,898,586     0.25     9.077       606      107,355    85.28     38.45     60.09     6.72
Nevada                        103       22,910,801     1.98     8.053       641      222,435    80.52     42.53     34.03    35.76
New Hampshire                  84       14,069,106     1.22     7.781       604      167,489    75.12     41.67     66.55    10.24
New Jersey                    130       32,209,438     2.79     8.288       637      247,765    79.94     44.59     29.09    29.44
New Mexico                     28        3,920,806     0.34     8.505       623      140,029    80.54     44.59     63.70    15.60
New York                      308       83,914,876     7.26     7.705       649      272,451    77.13     43.09     38.61    37.06
North Carolina                 67        7,929,428     0.69     8.929       602      118,350    85.41     40.59     58.42    11.50
Ohio                          150       15,127,219     1.31     9.061       598      100,848    85.84     38.77     68.55     1.92
Oklahoma                       23        1,870,456     0.16     9.079       607       81,324    85.62     35.43     74.49     6.63
Oregon                         38        7,783,836     0.67     8.046       626      204,838    80.48     42.04     54.97    23.01
Pennsylvania                   74        9,326,797     0.81     8.631       589      126,038    80.90     40.63     76.97    12.87
Rhode Island                   51       10,769,706     0.93     7.962       645      211,171    80.16     42.54     50.54     7.44
South Carolina                 27        3,371,716     0.29     9.296       598      124,878    84.68     42.55     55.90     9.41
South Dakota                    6          458,428     0.04     9.235       579       76,405    82.05     38.42    100.00     0.00
Tennessee                      45        4,862,762     0.42     8.985       579      108,061    86.13     41.73     73.39    11.71
Texas                         300       33,390,819     2.89     8.669       617      111,303    82.16     40.24     48.40     7.32
Utah                           47        6,632,751     0.57     8.790       605      141,122    84.24     45.26     60.45     7.24
Vermont                        40        5,512,472     0.48     8.639       590      137,812    73.46     39.31     65.02     3.69
Virginia                      205       40,986,808     3.55     7.785       621      199,936    79.03     41.94     57.01    27.43

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES (CONT'D)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Washington                    124       28,466,073     2.46    7.987       633       229,565    83.24     42.42     55.09    41.42
West Virginia                  10        2,203,817     0.19    8.263       629       220,382    78.74     46.20     51.51     0.00
Wisconsin                      41        4,954,848     0.43    9.166       581       120,850    82.61     42.31     71.10     8.33
Wyoming                         2          221,202     0.02    9.750       554       110,601    84.58     40.49    100.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                196   $   27,930,509     2.42%    7.485%     621      $142,503    40.81%    38.58%    59.37%   10.80%
50.01% to 55.00%               78       12,895,120     1.12     7.440      622       165,322    53.03     39.16     64.65    20.47
55.01% to 60.00%              133       26,044,005     2.25     7.446      620       195,820    57.82     41.71     65.62    16.15
60.01% to 65.00%              199       36,831,861     3.19     7.600      607       185,085    63.23     39.74     56.41    17.41
65.01% to 70.00%              257       52,026,039     4.50     7.651      613       202,436    68.64     42.05     53.85    13.80
70.01% to 75.00%              342       65,915,514     5.70     7.848      601       192,735    74.01     41.66     60.63    15.27
75.01% to 80.00%             2437      563,721,457    48.77     7.710      650       231,318    79.82     43.12     36.34    42.33
80.01% to 85.00%              457      100,737,670     8.72     8.390      593       220,433    84.49     43.10     56.70    26.92
85.01% to 90.00%              633      129,481,030    11.20     8.679      614       204,551    89.72     43.43     54.05    21.11
90.01% to 95.00%              224       48,856,006     4.23     8.809      627       218,107    94.65     42.28     64.39    14.23
95.01% to 100.00%             868       91,381,812     7.91    10.138      665       105,279    99.93     43.72     31.14    18.70
                            -----   --------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.70% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.89% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.72%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.97%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                196   $   27,930,509     2.42%   7.485%      621      $142,503    40.81%    38.58%    59.37%   10.80%
50.01% to 55.00%               75       11,969,851     1.04    7.325       620       159,598    52.95     39.03     68.18    15.78
55.01% to 60.00%              131       24,351,149     2.11    7.503       614       185,887    57.90     41.81     63.23    17.27
60.01% to 65.00%              200       37,826,673     3.27    7.579       609       189,133    63.02     40.17     57.55    16.96
65.01% to 70.00%              255       51,476,502     4.45    7.653       612       201,869    68.65     42.09     54.43    13.17
70.01% to 75.00%              333       64,078,286     5.54    7.847       599       192,427    73.78     41.42     62.23    13.30
75.01% to 80.00%              626      127,334,176    11.02    7.944       604       203,409    79.31     40.92     58.56    13.65
80.01% to 85.00%              420       87,843,372     7.60    8.470       586       209,151    84.14     43.09     62.47    17.72
85.01% to 90.00%              622      126,511,738    10.95    8.666       612       203,395    89.49     43.06     54.67    19.53
90.01% to 95.00%              284       65,452,829     5.66    8.474       635       230,468    90.87     42.79     57.79    20.01
95.01% to 100.00%           2,682      531,045,939    45.95    8.092       663       198,004    83.61     43.77     29.46    46.90
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 12.70% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 88.23%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 3.89% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.72%. Approximately 40.04% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.49%.

DEBT-TO-INCOME RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE                     MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OF DEBT-TO-INCOME RATIOS    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                179   $   37,916,647     3.28%   7.872%      659      $211,825    75.16%    15.14%    33.89%   45.81%
20.01% to 25.00%              173       22,095,759     1.91    8.469       609       127,721    75.17     22.73     69.39    10.12
25.01% to 30.00%              299       43,552,862     3.77    8.304       615       145,662    76.80     27.95     59.52    18.01
30.01% to 35.00%              497       83,091,096     7.19    8.067       627       167,185    77.92     32.98     51.65    19.07
35.01% to 40.00%              826      153,514,945    13.28    7.967       636       185,853    79.89     37.88     49.40    31.76
40.01% to 45.00%             1450      301,351,773    26.07    8.170       640       207,829    81.47     42.98     33.85    30.39
45.01% to 50.00%            1,924      413,755,686    35.80    8.183       634       215,050    81.99     47.95     42.02    33.94
50.01% to 55.00%              464       98,284,353     8.50    7.735       619       211,820    78.87     52.65     73.59    26.60
55.01% to 60.00%               12        2,257,904     0.20    7.805       593       188,159    73.36     55.89     71.60    18.79
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.74% to 59.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.75%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

LOAN PURPOSE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         2,874   $  580,495,745    50.22%   8.026%      611      $201,982    77.77%    42.30%    58.45%   19.87%
Purchase                    2,691      518,436,815    44.85    8.247       659       192,656    83.76     43.30     28.07    42.03
Refinance - Rate Term         259       56,888,465     4.92    7.592       631       219,647    77.69     42.34     66.53    30.62
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

PROPERTY TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                4294   $  817,351,930    70.72%   8.101%      628      $190,347    80.08%    42.52%    48.20%   28.09%
Planned Unit Development      698      153,441,607    13.28    8.100       635       219,830    81.35     43.20     46.60    34.84
Two- to Four-Family           366       99,906,174     8.64    8.122       663       272,968    81.42     43.77     29.61    31.25
Condo                         402       74,140,873     6.41    8.148       651       184,430    81.00     42.97     30.00    44.23
Townhouse                      51        9,403,623     0.81    7.805       638       184,385    83.87     44.45     41.16    38.24
Rowhouse                        8          932,470     0.08    8.209       557       116,559    77.13     37.18     88.02     0.00
Manufactured Housing            5          644,347     0.06    8.391       576       128,869    80.59     37.97    100.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER      AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  --------------  --------  --------  ---------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
Full Documentation          1,878   $  316,018,846    27.34%   7.849%         608    $168,274    78.12%    42.08%   100.00%   17.24%
Stated Income               1,074      197,644,087    17.10    8.537          635     184,026    79.60     43.16      0.00    18.44
Alternative
   Documentation              149       28,914,098     2.50    8.031          630     194,054    81.78     40.56      0.00    21.03
No Income No Asset              2          556,609     0.05    6.635          720     278,304    53.61      0.00      0.00     0.00
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                3,103   $  543,133,640    46.99%   8.108%         619    $175,035    78.83%    42.39%    58.18%   17.86%
ACCREDITED UNDERWRITING
Full Documentation            676   $  116,668,948    10.09%   8.486%         583    $172,587    80.39%    42.63%   100.00%   15.67%
Stated Income                 217       55,057,136     4.76    8.273          662     253,720    82.71     42.39      0.00    10.90
Alternative
   Documentation               49       10,836,538     0.94    8.370          617     221,154    85.04     39.14      0.00    12.21
6 Months Bank Statements        5        1,194,135     0.10    7.568          683     238,827    75.60     20.97      0.00    36.43
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                  947   $  183,756,757    15.90%   8.409%         610    $194,041    81.33%    42.21%    63.49%   14.18%
INDYMAC UNDERWRITING
Stated Income                 512   $  125,525,412    10.86%   7.494%         685    $245,167    79.93%    43.05%     0.00%   81.65%
Full Documentation             53       11,012,236     0.95    7.172          695     207,778    79.94     42.73    100.00    85.23
No Documentation               28        6,971,412     0.60    7.237          699     248,979    74.86      0.00      0.00    88.12
No Income No Asset             14        4,201,223     0.36    7.192          683     300,087    72.82      0.00      0.00   100.00
No Ratio                        3        1,143,952     0.10    6.851          706     381,317    74.06      0.00      0.00   100.00
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                  610   $  148,854,235    12.88%   7.444%         687    $244,023    79.45%    43.02%     7.40%   82.88%
OTHER UNDERWRITING
Full Documentation            344   $   78,968,796     6.83%   7.866%         633    $229,560    83.26%    43.81%   100.00%   37.39%
Other Documentation           820      201,107,596    17.40    8.395          656     245,253    83.68     43.63      0.00    37.14
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
   SUB-TOTAL                1,164   $  280,076,392    24.23%   8.246%         650    $240,615    83.56%    43.68%    28.20%   37.21%
                            -----   --------------   ------    -----    ---------    --------    -----     -----    ------   ------
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%   633.62976    $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====    =========    ========    =====     =====    ======   ======

OCCUPANCY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      5496   $1,098,607,278    95.05%   8.063%      632      $199,892    80.34%    42.86%    45.81%   31.31%
Investment                    259       44,774,155     3.87    9.004       655       172,873    82.06     40.19     36.73    11.98
Second Home                    69       12,439,591     1.08    8.457       660       180,284    84.70     42.10     23.81    10.93
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%   8.104%      634      $198,458    80.45%    42.75%    45.22%   30.34%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE LOANS AGE (MONTHS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                             198   $   46,479,880    4.02%     7.883%     659      $234,747     80.13%    43.27%   15.82%    55.35%
2                            2129      431,167,774    37.30     7.981      639       202,521     79.56     42.41    38.88     32.53
3                            2511      472,101,610    40.85     8.199      625       188,013     79.98     42.74    55.56     22.76
4                             610      115,266,316     9.97     8.206      627       188,961     81.70     43.08    49.39     23.27
5                             266       63,086,231     5.46     8.206      643       237,166     85.47     44.14    32.42     54.22
6                              61       15,297,401     1.32     8.312      657       250,777     83.41     44.57    33.03     53.35
7                              24        2,510,666     0.22     9.309      642       104,611     92.75     44.94    37.64     52.63
8                               3          898,915     0.08     8.960      693       299,638     81.07     37.36     0.00     45.39
9                               8        2,390,315     0.21     8.003      649       298,789     88.59     43.18    18.29     53.78
10                              2          473,965     0.04     8.844      662       236,982     85.15     42.62    25.73    100.00
11                              3        1,196,051     0.10     7.561      708       398,684     87.44     38.53     0.00     37.21
12                              3        1,634,576     0.14     6.982      669       544,859     96.82     47.17    45.55    100.00
13                              3        1,912,448     0.17     6.231      683       637,483     90.25     37.88    34.71     77.26
14                              2          968,873     0.08     6.774      656       484,437     85.00     20.32     0.00    100.00
15                              1          436,003     0.04     8.750      632       436,003    100.00     43.78     0.00      0.00
                            -----   --------------   ------     -----      ---      --------    ------     -----    -----    ------
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%    42.75%   45.22%    30.34%
                            =====   ==============   ======     =====      ===      ========    ======     =====    =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                        1,356   $  244,657,118    21.17%    8.577%     630      $180,426     81.54%    42.77%   39.82%   28.60%
6 Months                       24        5,749,695     0.50     8.887      672       239,571     81.95     42.38    23.90    36.25
12 Months                     466      117,676,125    10.18     7.962      642       252,524     78.86     43.23    42.06    31.25
18 Months                       6        2,285,410     0.20     7.421      674       380,902     83.25     42.40    53.33    45.12
24 Months                   1,988      407,488,766    35.26     8.130      634       204,974     82.31     43.71    39.24    33.14
30 Months                      12        2,965,848     0.26     8.259      599       247,154     82.42     38.52    67.95    11.63
36 Months                   1,727      333,288,584    28.84     7.759      636       192,987     78.01     41.56    54.45    29.77
42 Months                       2          853,406     0.07     8.098      647       426,703     91.67     35.17    41.65     0.00
48 Months                       4          462,477     0.04     8.651      566       115,619     81.24     39.29    68.72     0.00
60 Months                     239       40,393,595     3.49     8.134      604       169,011     79.05     41.78    71.97    15.33
                            -----   --------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%    42.75%   45.22%   30.34%
                            =====   ==============   ======     =====      ===      ========     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

CREDIT SCORES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
479 to 500                     13   $    2,112,240     0.18%    9.372%     498      $162,480     78.87%    40.87%   96.88%    0.00%
501 to 525                    468       71,509,384     6.19     9.255      514       152,798     75.83     42.21    80.02     0.00
526 to 550                    386       63,198,435     5.47     8.790      538       163,727     76.28     41.76    72.63     1.31
551 to 575                    494       85,756,203     7.42     8.675      563       173,596     80.27     42.31    70.63     7.21
576 to 600                    805      131,055,288    11.34     8.321      589       162,802     80.87     42.90    72.76    14.62
601 to 625                    767      145,362,880    12.58     8.176      614       189,521     81.09     42.87    49.87    26.42
626 to 650                    920      185,548,752    16.05     8.089      638       201,683     81.03     43.24    32.49    36.01
651 to 675                    770      171,732,651    14.86     7.871      663       223,029     80.92     42.94    28.22    42.23
676 to 700                    539      128,986,426    11.16     7.665      687       239,307     82.44     42.75    27.87    51.11
701 to 725                    314       81,258,743     7.03     7.543      712       258,786     81.52     43.01    21.72    46.16
726 to 750                    184       46,621,836     4.03     7.384      737       253,380     80.81     42.17    26.23    46.54
751 to 775                    111       28,183,965     2.44     7.251      761       253,910     79.70     42.54    32.07    54.00
776 to 800                     44       12,572,652     1.09     7.151      786       285,742     76.62     41.68    37.42    43.76
801 to 815                      9        1,921,569     0.17     7.078      808       213,508     75.13     45.92    40.34    46.39
                            -----   --------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%    42.75%   45.22%   30.34%
                            =====   ==============   ======     =====      ===      ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 479 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                            LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
                          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
AEGIS UNDERWRITING
A+                          2,454   $  428,875,702    37.11%    8.031%     631      $174,766     79.94%    42.70%    55.18%  20.15%
A                             284       53,714,151     4.65     8.143      580       189,134     76.46     41.09     65.90   13.20
A-                            175       31,102,653     2.69     8.578      570       177,729     76.60     41.07     71.42    8.53
B                              92       15,645,300     1.35     8.393      566       170,058     68.90     43.01     71.02    5.57
C+                             96       13,171,733     1.14     8.878      570       137,206     69.70     39.94     79.92    0.00
C                               2          624,101     0.05    11.297      594       312,051     69.45     45.65     19.01    0.00
                            -----   --------------   ------    ------      ---      --------     -----     -----     -----   -----
   SUB-TOTAL:               3,103   $  543,133,640    46.99%    8.108%     619      $175,035     78.83%    42.39%    58.18%  17.86%

ACCREDITED UNDERWRITING
A+                            266   $   69,424,026     6.01%    7.594%     691      $260,993     81.32%    42.01%    40.44%  27.97%
A                             441       76,781,628     6.64     8.787      573       174,108     82.91     42.35     71.21    8.28
A-                            114       19,202,157     1.66     9.085      545       168,440     81.68     42.84     89.14    1.41
B                              80       11,899,095     1.03     9.186      526       148,739     75.53     42.62     89.65    0.00
C                              40        5,862,672     0.51     9.335      519       146,567     73.37     40.36     94.59    0.00
C-                              6          587,179     0.05     8.252      538        97,863     60.32     37.51    100.00    0.00
                            -----   --------------   ------    ------      ---      --------     -----     -----     -----   -----
   SUB-TOTAL:                 947   $  183,756,757    15.90%    8.409%     610      $194,041     81.33%    42.21%    63.49%  14.18%

INDYMAC UNDERWRITING
Alt-A                          48   $   12,921,092     1.12%    7.120%     693      $269,189     74.53%    37.10%     2.06%  92.92%
Subprime                      562      135,933,143    11.76     7.475      686       241,874     79.92     43.07      7.91   81.92
                            -----   --------------   ------    ------      ---      --------     -----     -----     -----   -----
   SUB-TOTAL:                 610   $  148,854,235    12.88%    7.444%     687      $244,023     79.45%    43.02%     7.40%  82.88%
ALL OTHER UNDERWRITING      1,164   $  280,076,392    24.23%    8.246%     650      $240,615     83.56%    43.68%    28.20%  37.21%
                            -----   --------------   ------    ------      ---      --------     -----     -----     -----   -----
TOTAL:                      5,824   $1,155,821,024   100.00%    8.104%     634      $198,458     80.45%    42.75%    45.22%  30.34%
                            =====   ==============   ======    ======      ===      ========     =====     =====     =====   =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                2    $    581,637      0.06%    7.363%     674      $290,818    80.00%    39.63%    22.65%   77.35%
2.501% to 3.000%              170      46,126,482      5.08     7.137      725       271,332    78.73     42.91     11.94    83.45
3.001% to 3.500%              175      44,031,637      4.85     7.199      698       251,609    80.02     42.57      9.40    82.79
3.501% to 4.000%              161      43,745,243      4.82     7.337      672       271,710    80.11     43.33     17.48    75.78
4.001% to 4.500%              138      34,306,736      3.78     7.453      662       248,600    81.92     43.45     32.82    59.31
4.501% to 5.000%              197      56,872,142      6.26     7.174      652       288,691    80.99     43.88     58.71    39.55
5.001% to 5.500%              485     130,697,694     14.39     7.638      636       269,480    80.76     43.93     35.69    36.85
5.501% to 6.000%              594     153,118,353     16.86     7.813      626       257,775    81.53     43.51     47.55    31.46
6.001% to 6.500%              508     121,236,191     13.35     7.957      621       238,654    80.87     43.80     51.33    36.11
6.501% to 7.000%              506     111,921,923     12.32     8.434      612       221,190    80.89     43.07     46.15    17.87
7.001% to 7.500%              406      73,267,120      8.07     8.740      600       180,461    81.50     42.82     51.12    14.50
7.501% to 8.000%              290      51,578,081      5.68     9.160      603       177,855    82.11     42.71     40.13    17.59
8.001% to 8.500%              159      25,994,165      2.86     9.587      581       163,485    83.77     42.50     53.20    10.67
8.501% to 9.000%               53       9,964,454      1.10     9.955      614       188,009    87.01     42.31     27.85     0.00
9.001% to 9.500%               26       3,138,756      0.35    10.505      614       120,721    83.81     37.37     24.48     0.00
9.501% to 10.000%              16       1,159,302      0.13    11.002      587        72,456    79.64     40.58     65.51     0.00
10.001% to 10.500%              5         323,624      0.04    11.577      574        64,725    87.24     46.40     63.93     0.00
10.501% to 11.000%              3         324,276      0.04    11.703      566       108,092    85.23     34.40    100.00     0.00
11.501% to 12.000%              1          55,574      0.01    12.875      525        55,574    80.00     49.70    100.00     0.00
                            -----    ------------    ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                      3,895    $908,443,389    100.00%    7.985%     634      $233,233    81.11%    43.33%    40.98%   36.76%
                            =====    ============    ======    ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 11.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.782% per annum.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                46    $ 13,125,543      1.44%    6.203%     707      $285,338    79.75%    41.01%    22.41%   77.60%
11.501% to 12.000%            159      45,914,126      5.05     6.599      688       288,768    76.54     43.54     30.17    71.26
12.001% to 12.500%            273      76,346,724      8.40     6.907      680       279,658    79.15     43.26     30.28    65.96
12.501% to 13.000%            482     133,148,925     14.66     7.135      655       276,243    79.20     43.65     42.12    53.61
13.001% to 13.500%            413     105,163,692     11.58     7.482      641       254,634    79.33     43.47     50.45    44.02
13.501% to 14.000%            548     137,502,335     15.14     7.827      634       250,917    80.32     43.72     39.14    35.85
14.001% to 14.500%            421      95,844,178     10.55     8.238      625       227,658    80.95     43.36     35.44    31.15
14.501% to 15.000%            478     106,008,181     11.67     8.527      620       221,774    83.14     44.00     41.35    25.73
15.001% to 15.500%            333      66,088,203      7.27     8.921      608       198,463    83.67     43.32     38.14    16.82
15.501% to 16.000%            346      63,590,979      7.00     9.297      593       183,789    84.84     42.35     50.01     6.90
16.001% to 16.500%            165      29,525,289      3.25     9.608      578       178,941    85.31     42.56     51.07     2.97
16.501% to 17.000%            147      25,022,243      2.75    10.016      576       170,219    85.85     40.89     52.63     0.00
17.001% to 17.500%             43       6,319,486      0.70    10.424      550       146,965    88.47     41.97     65.22     3.64
17.501% to 18.000%             23       3,034,154      0.33    10.870      583       131,920    88.55     41.17     37.56     0.00
18.001% to 18.500%             10       1,077,492      0.12    11.378      542       107,749    88.00     42.22     60.70     0.00
18.501% to 19.000%              5         622,552      0.07    11.745      584       124,510    87.50     43.17     54.42     0.00
19.501% to 20.000%              2          86,551      0.01    12.803      522        43,275    77.17     47.75    100.00     0.00
20.001% to 20.500%              1          22,735      0.00    13.290      526        22,735    65.00     39.09    100.00     0.00
                            -----    ------------    ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                      3,895    $908,443,389    100.00%    7.985%     634      $233,233    81.11%    43.33%    40.98%   36.76%
                            =====    ============    ======    ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 20.290% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.968% per annum.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                   MLMI 2006-HE5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
October 2006                    1    $    424,000      0.05%    7.750%     698      $424,000     80.00%   44.92%     0.00%  100.00%
January 2007                    1         448,577      0.05    10.800      706       448,577     85.00    22.18      0.00     0.00
June 2007                       1         436,003      0.05     8.750      632       436,003    100.00    43.78      0.00     0.00
July 2007                       2         968,873      0.11     6.774      656       484,437     85.00    20.32      0.00   100.00
August 2007                     1         663,768      0.07     5.500      654       663,768     85.00    35.13    100.00   100.00
September 2007                  2       1,004,576      0.11     7.033      659       502,288     94.82    52.05     74.12   100.00
October 2007                    2         751,057      0.08     7.301      718       375,528     80.00    43.68      0.00     0.00
November 2007                   2         473,965      0.05     8.844      662       236,982     85.15    42.62     25.73   100.00
December 2007                   5       1,701,205      0.19     8.253      667       340,241     91.35    43.50      7.63    75.57
January 2008                    2         450,338      0.05     7.127      679       225,169     77.16    52.49      0.00    90.60
February 2008                   5       1,467,574      0.16     8.252      644       293,515     88.03    44.07     38.95    90.04
March 2008                     20       8,192,237      0.90     8.209      650       409,612     80.33    45.98     27.64    49.29
April 2008                    164      43,710,182      4.81     8.176      644       266,525     85.01    43.82     25.12    61.40
May 2008                      293      61,612,322      6.78     8.297      624       210,281     83.15    44.51     47.72    27.37
June 2008                     984     225,126,933     24.78     8.168      624       228,788     81.15    43.70     49.92    25.79
July 2008                     733     175,145,649     19.28     8.064      625       238,944     80.60    43.26     40.57    21.75
August 2008                    90      21,235,691      2.34     8.078      629       235,952     81.53    44.19     14.91    22.53
September 2008                  1         630,000      0.07     6.900      686       630,000    100.00    39.37      0.00   100.00
October 2008                    1         444,994      0.05     8.000      691       444,994    100.00    29.85      0.00   100.00
March 2009                     18       4,946,639      0.54     7.832      668       274,813     85.81    45.02     44.72    69.14
April 2009                     28       7,706,986      0.85     7.791      643       275,249     85.36    45.21     54.69    62.99
May 2009                      110      20,900,793      2.30     8.212      615       190,007     82.54    42.31     54.51    10.70
June 2009                     459     100,985,630     11.12     8.131      607       220,012     81.45    43.11     61.82    22.05
July 2009                     320      71,153,099      7.83     7.763      611       222,353     78.85    41.87     62.66    26.95
August 2009                     5         730,640      0.08     8.295      623       146,128     84.99    42.19     49.74    19.82
March 2011                      1         247,000      0.03     6.875      670       247,000     79.75    48.58      0.00   100.00
April 2011                     11       2,766,125      0.30     7.289      644       251,466     82.90    45.19     36.13    58.06
May 2011                       33       7,939,759      0.87     7.104      695       240,599     80.38    42.47     10.27    75.35
June 2011                      93      21,911,949      2.41     7.289      685       235,612     79.67    43.17     19.39    74.54
July 2011                     406      99,443,081     10.95     7.449      686       244,934     79.28    43.10      5.82    80.26
August 2011                   101      24,823,747      2.73     7.656      686       245,780     79.49    42.16     15.11    87.06
                            -----    ------------    ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                      3,895    $908,443,389    100.00%    7.985%     634      $233,233     81.11%   43.33%    40.98%   36.76%
                            =====    ============    ======    ======      ===      ========    ======    =====    ======   ======

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                             ASSUMED MORTGAGE POOLS
                        GROUP I FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL
                                                        AMORTIZATION     REMAINING                                   ORIGINAL
                                                            TERM       AMORTIZATION      ORIGINAL      REMAINING    MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO         TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)     (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  --------------  -------------  -------------  ----------
   169,847.67    8.741     8.241      360       356         480             476              0              0           36
   154,962.49    8.250     7.750      240       236         240             236              0              0           30
    59,324.25   12.295    11.795      240       237         240             237              0              0           36
    83,110.65    9.100     8.600      360       358         360             358              0              0           12
   588,131.22    8.207     7.707      360       358         360             358              0              0           30
 1,149,426.27    8.448     7.948      360       357         360             357              0              0           36
   117,317.50    7.395     6.895      360       358         480             478              0              0           12
   204,811.01    8.123     7.623      180       177         180             177              0              0           36
    60,885.16    8.875     8.375      300       298         300             298              0              0           12
   202,562.59    7.695     7.195      360       357         360             357              0              0           12
   436,346.60    7.875     7.375      360       358         360             358              0              0           24
 1,956,852.62    8.377     7.877      360       357         360             357              0              0           36
   442,543.45    9.921     9.421      360       357         360             357              0              0           36
    49,754.39    9.850     9.350      180       178         180             178              0              0           36
   100,679.72    8.575     8.075      240       238         240             238              0              0           36
   145,831.75   10.932    10.432      360       357         360             357              0              0           36
   176,515.64    7.425     6.925      180       178         180             178              0              0           36
   726,471.01    6.758     6.258      240       236         240             236              0              0           36
   201,426.30    6.600     6.100      300       296         300             296              0              0           36
 5,671,161.93    7.489     6.989      360       357         360             357              0              0           36
 2,599,600.00    7.295     6.795      360       357         300             300             60             57           36
   224,778.98    7.600     7.100      360       357         480             477              0              0           12
   381,716.15    8.610     8.110      360       358         480             478              0              0           36
    52,262.64   11.050    10.550      120       117         120             117              0              0           12
   287,504.37    7.875     7.375      180       178         180             178              0              0           12
    53,919.15    9.000     8.500      240       239         240             239              0              0           36
 1,977,452.17    9.176     8.676      360       357         360             357              0              0           12
   589,167.99    7.792     7.292      360       358         360             358              0              0           36
   211,500.00    7.250     6.750      360       358         300             300             60             58           36
    90,192.48    8.650     8.150      360       358         360             358              0              0           36
 2,931,713.51    7.548     7.048      360       357         480             477              0              0           36
   161,684.09    9.548     9.048      180       178         180             178              0              0           36
   203,540.41    6.500     6.000      240       237         240             237              0              0           36
   166,337.72    6.600     6.100      300       297         300             297              0              0           12
   151,998.12    6.599     6.099      300       298         300             298              0              0           36
    79,913.85    9.475     8.975      360       358         360             358              0              0            0
   502,268.99    8.304     7.804      360       358         360             358              0              0           12
10,870,623.26    8.129     7.629      360       357         360             357              0              0           36
 1,598,397.19    7.059     6.559      360       357         300             300             60             57           36
   498,826.55    7.138     6.638      360       357         360             357              0              0           36
   600,960.36   10.012     9.512      360       357         480             477              0              0            0
   146,923.61    9.798     9.298      180       176         180             176              0              0            0
 5,878,140.10    9.414     8.914      360       357         360             357              0              0            0
   313,500.00   10.175     9.675      360       356         300             300             60             56            0
    51,182.16   10.749    10.249      240       236         240             236              0              0           12
    40,569.06   13.875    13.375      180       176         360             356              0              0           12
   970,011.32   12.143    11.643      180       176         360             356              0              0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                    GROUP I FIXED RATE MORTGAGE LOANS(CONT'D)

                                                          ORIGINAL
                                                        AMORTIZATION     REMAINING                                   ORIGINAL
                                                            TERM       AMORTIZATION      ORIGINAL      REMAINING    MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO         TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)     (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  --------------  -------------  -------------  ----------
   176,200.90   10.633    10.133      180       177         360             357              0              0           36
   111,230.88   12.664    12.164      180       177         480             477              0              0           12
   455,836.72   12.138    11.638      180       177         480             477              0              0           24
    46,781.10   11.500    11.000      180       176         480             476              0              0           36
    59,148.58   11.990    11.490      360       357         360             357              0              0           24
    71,944.01   12.490    11.990      360       357         360             357              0              0           36
 1,314,972.99   11.285    10.785      180       175         360             355              0              0            0
    60,344.99   14.249    13.749      180       178         480             478              0              0            0
   195,416.28   12.102    11.602      240       236         240             236              0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL
                                                        AMORTIZATION     REMAINING                                   ORIGINAL
                                                            TERM       AMORTIZATION      ORIGINAL      REMAINING    MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO         TERM             IO             IO       PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)     (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  --------------  -------------  -------------  ----------
   241,194.51    8.935     8.435      360       358          480            478              0              0           30
   545,639.67    8.320     7.820      360       357          480            477              0              0           36
   384,089.54    8.946     8.446      360       357          480            477              0              0           60
    64,179.64   10.900    10.400      180       178          180            178              0              0           36
    71,207.49    8.750     8.250      180       176          180            176              0              0           60
   642,383.76    8.188     7.688      360       358          360            358              0              0           30
 6,049,903.07    9.804     9.304      360       357          360            357              0              0           36
 1,393,743.95    8.993     8.493      360       357          360            357              0              0           60
   379,095.52    7.987     7.487      360       356          480            476              0              0           12
   785,292.74    6.965     6.465      360       358          480            478              0              0           36
   529,739.89    7.621     7.121      360       357          480            477              0              0           60
   434,916.89    6.000     5.500      180       167          180            167              0              0           24
    43,858.62    9.375     8.875      180       177          180            177              0              0           36
    54,584.68    9.625     9.125      180       177          180            177              0              0           60
    72,827.05   10.500    10.000      240       237          240            237              0              0           36
   108,739.46    8.770     8.270      240       237          240            237              0              0           60
   240,746.16    7.198     6.698      300       297          300            297              0              0           36
 2,443,269.35    7.687     7.187      360       357          360            357              0              0           12
   157,136.53   10.890    10.390      360       356          360            356              0              0           24
 6,230,051.02    7.455     6.955      360       357          360            357              0              0           36
 1,537,298.07    8.475     7.975      360       356          360            356              0              0           60
   466,500.00    5.850     5.350      360       357          300            300             60             57           36
   154,981.41    7.875     7.375      360       356          300            300             60             56           60
   216,833.36    5.890     5.390      360       357          360            357              0              0           36
   103,848.47    9.599     9.099      360       357          360            357              0              0           60
   632,253.87    7.178     6.678      360       357          360            357              0              0           36
    49,191.49    8.375     7.875      120       117          120            117              0              0           36
 2,122,080.37    9.025     8.525      360       357          360            357              0              0           36
   176,516.56    9.303     8.803      360       358          360            358              0              0           36
   209,192.78    7.791     7.291      180       177          180            177              0              0           36
   176,291.24    6.675     6.175      240       238          240            238              0              0           36
   184,837.58    6.750     6.250      300       296          300            296              0              0           36
 2,549,656.38    6.899     6.399      360       357          360            357              0              0           36
 1,023,700.00    7.291     6.791      360       357          300            300             60             57           36
 2,815,740.72    7.119     6.619      360       357          480            477              0              0           12
    90,860.33    9.025     8.525      120       117          120            117              0              0           12
   738,471.33    7.446     6.946      180       177          180            177              0              0           12
   519,617.46    8.364     7.864      240       238          240            238              0              0           12
   259,887.73    6.981     6.481      300       297          300            297              0              0           12
14,565,921.57    7.687     7.187      360       357          360            357              0              0           12
   289,601.60   10.354     9.854      360       357          360            357              0              0           36
   565,722.69    9.660     9.160      360       357          360            357              0              0           60
 3,394,357.60    6.850     6.350      360       357          300            300             60             57           12
   215,000.00    6.999     6.499      360       356          300            300             60             56           60
   257,663.12    8.608     8.108      360       356          480            476              0              0           36
    89,394.06    7.525     7.025      180       177          180            177              0              0           36
    76,033.58    9.220     8.720      240       237          240            237              0              0           36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL
                                                        AMORTIZATION     REMAINING                                   ORIGINAL
                                                            TERM       AMORTIZATION      ORIGINAL      REMAINING    MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO         TERM             IO             IO       PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)     (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  --------------  -------------  -------------  ----------
 1,202,159.47    9.751     9.251      360       357          360            357              0              0           36
   149,328.30    9.990     9.490      360       357          480            477              0              0           60
   217,254.38    9.990     9.490      180       175          180            175              0              0           60
   568,139.19   10.039     9.539      360       357          360            357              0              0           60
   660,622.70   10.935    10.435      360       355          480            475              0              0           24
14,391,797.73    7.451     6.951      360       357          480            477              0              0           36
 3,768,500.52    7.781     7.281      360       357          480            477              0              0           60
   269,880.60    6.500     6.000      360       358          600            598              0              0           36
   441,519.91    6.816     6.316      120       118          120            118              0              0           36
 3,173,206.27    7.489     6.989      180       177          180            177              0              0           36
   209,899.64    6.541     6.041      180       177          180            177              0              0           60
 1,399,713.09    7.811     7.311      240       237          240            237              0              0           36
   853,297.30    7.189     6.689      240       237          240            237              0              0           60
   617,178.55    7.220     6.720      300       297          300            297              0              0           36
   426,293.93    7.267     6.767      360       358          360            358              0              0           12
   261,843.01    6.940     6.440      360       357          360            357              0              0           18
   941,912.06    7.514     7.014      360       357          360            357              0              0           24
67,302,562.34    7.602     7.102      360       357          360            357              0              0           36
   497,922.64    6.990     6.490      360       355          360            355              0              0           42
   227,815.44    7.795     7.295      360       357          360            357              0              0           48
14,962,872.18    7.920     7.420      360       357          360            357              0              0           60
 5,529,475.91    7.155     6.655      360       357          300            300             60             57           36
 4,284,282.31    6.852     6.352      360       357          300            300             60             57           60
   118,593.41    9.525     9.025      120       118          120            118              0              0           36
   336,161.80    8.167     7.667      180       178          180            178              0              0           36
 1,878,295.37    7.864     7.364      360       357          360            357              0              0           36
   355,483.41    9.650     9.150      360       357          360            357              0              0           42
   206,509.53    6.880     6.380      360       357          300            300             60             57           36
 2,323,730.95    8.230     7.730      360       358          480            478              0              0            0
    63,794.24   10.725    10.225      120       118          120            118              0              0            0
 1,442,493.13    8.369     7.869      180       177          180            177              0              0            0
   265,010.49    8.898     8.398      240       237          240            237              0              0            0
   105,824.67    9.475     8.975      300       298          300            298              0              0            0
17,197,764.21    9.101     8.601      360       357          360            357              0              0            0
 1,393,218.28    7.266     6.766      360       357          300            300             60             57            0
    55,027.49   11.982    11.482      240       235          240            235              0              0           30
    39,207.38   11.191    10.691      240       236          240            236              0              0           36
   294,562.28   11.968    11.468      360       357          360            357              0              0           24
   241,943.47   11.059    10.559      360       357          360            357              0              0           36
    42,178.86   12.500    12.000      240       237          240            237              0              0           12
   325,450.47   12.500    12.000      240       238          240            238              0              0           36
   140,458.26   12.490    11.990      360       356          360            356              0              0           12
   212,332.10   12.568    12.068      360       357          360            357              0              0           24
   239,843.37   12.377    11.877      360       357          360            357              0              0           36
   157,088.76   12.500    12.000      240       237          240            237              0              0           36
    68,123.45   11.990    11.490      240       238          240            238              0              0           12
    95,218.80   12.500    12.000      240       238          240            238              0              0           36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL
                                                        AMORTIZATION     REMAINING                                   ORIGINAL
                                                            TERM       AMORTIZATION      ORIGINAL      REMAINING    MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO         TERM             IO             IO       PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)     (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  --------------  -------------  -------------  ----------
 1,864,523.76   11.718    11.218      360       357          360            357             0              0            12
    48,974.73   12.490    11.990      360       358          360            358             0              0            24
    95,518.86   12.169    11.669      360       357          360            357             0              0            36
    42,923.28   12.490    11.990      360       357          360            357             0              0            24
   240,575.94   12.093    11.593      180       177          360            357             0              0            12
 6,545,717.51   11.291    10.791      180       177          360            357             0              0            24
   957,850.43   11.461    10.961      180       178          360            358             0              0            36
   195,962.26   11.744    11.244      180       178          480            478             0              0            12
 2,844,016.38   11.696    11.196      180       177          480            477             0              0            24
   179,940.45   11.858    11.358      180       178          480            478             0              0            36
    63,703.68   10.545    10.045      180       178          180            178             0              0            36
    58,654.51   11.125    10.625      240       235          240            235             0              0            12
    34,923.97   11.500    11.000      240       238          240            238             0              0            24
 1,592,197.55   12.004    11.504      240       237          240            237             0              0            36
    34,482.21   12.490    11.990      360       358          360            358             0              0             0
 1,181,834.54   12.059    11.559      360       357          360            357             0              0            12
15,115,249.62   11.636    11.136      360       357          360            357             0              0            24
 1,585,596.14   11.866    11.366      360       358          360            358             0              0            36
   530,776.04   11.337    10.837      360       356          360            356             0              0             6
 1,581,714.46   11.442    10.942      180       176          360            356             0              0             0
   302,688.25   12.234    11.734      180       177          480            477             0              0             0
    67,836.69    9.990     9.490      120       117          120            117             0              0             0
 1,078,427.67   12.026    11.526      240       236          240            236             0              0             0
 6,823,701.73   11.724    11.224      360       357          360            357             0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                         ORIGINAL      REMAINING
                                                       AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                           TERM          TERM      INTEREST   INTEREST
                           NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
2,572,621.50    9.163     8.663      360       355          360           355          0          0       5.959
  202,753.19    8.500     8.000      360       358          360           358          0          0       6.500
  144,740.52    8.610     8.110      360       357          360           357          0          0       6.610
  554,077.03    8.247     7.747      360       357          480           477          0          0       6.571
  192,958.22    8.955     8.455      360       355          360           355          0          0       7.705
  252,853.18    9.538     9.038      360       357          360           357          0          0       8.122
  354,820.59    6.982     6.482      360       357          480           477          0          0       5.732
  640,795.03    8.206     7.706      360       350          300           300         60         50       6.090
  180,903.96    7.400     6.900      360       355          360           355          0          0       5.500
3,299,729.11    9.098     8.598      360       356          360           356          0          0       6.478
  197,782.89    9.000     8.500      360       358          360           358          0          0       6.990
  746,559.86    7.420     6.920      360       358          360           358          0          0       6.170
  510,878.74    7.854     7.354      360       358          360           358          0          0       5.688
3,416,670.77    8.390     7.890      360       357          360           357          0          0       6.973
  327,633.79    7.995     7.495      360       359          480           479          0          0       5.962
  106,126.88    9.800     9.300      360       356          480           476          0          0       7.550
  284,800.00    6.875     6.375      360       357          300           300         60         57       5.625
  549,899.99    8.402     7.902      360       349          300           300         60         49       6.250
  146,900.00    6.725     6.225      360       358          300           300         60         58       5.475
  623,250.00    8.073     7.573      360       358          300           300         60         58       6.073
  587,000.00    6.827     6.327      360       356          300           300         60         56       5.577
  209,026.38    8.258     7.758      360       357          360           357          0          0       7.008
  269,493.66    6.325     5.825      360       358          360           358          0          0       5.075
  456,000.00    9.300     8.800      360       355          300           300         60         55       6.250
1,126,129.50    8.348     7.848      360       356          360           356          0          0       7.073
  639,676.51    8.589     8.089      360       358          360           358          0          0       6.537
  414,083.66    8.854     8.354      360       358          360           358          0          0       6.854
  247,943.37    9.737     9.237      360       358          480           478          0          0       6.990
1,700,204.00    8.294     7.794      360       357          360           357          0          0       6.840
  241,673.80    8.041     7.541      360       359          360           359          0          0       6.041
  277,332.99    7.837     7.337      360       358          480           478          0          0       5.837

                                                               NUMBER OF
                                                                 MONTHS                ORIGINAL
              INITIAL                                 RATE     UNTIL NEXT              MONTHS TO
                RATE                                 CHANGE       RATE                PREPAYMENT
   CURRENT     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY   ADJUSTMENT               PENALTY
 BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)      DATE       INDEX    EXPIRATION
------------  -------  --------  -------  -------  ---------  -----------  ---------  ----------
2,572,621.50   3.000     1.000    15.163   9.163       6           19      LIBOR_6MO      24
  202,753.19   2.000     1.000    14.500   6.500       6           22      LIBOR_6MO      30
  144,740.52   2.000     1.000    14.610   6.610       6           21      LIBOR_6MO      36
  554,077.03   3.000     1.000    14.247   8.247       6           21      LIBOR_6MO      24
  192,958.22   3.000     1.000    14.955   8.955       6           31      LIBOR_6MO      30
  252,853.18   3.000     1.000    15.538   9.538       6           33      LIBOR_6MO      36
  354,820.59   3.000     1.000    12.982   6.982       6           33      LIBOR_6MO      36
  640,795.03   3.000     1.000    14.206   8.206       6           14      LIBOR_6MO      24
  180,903.96   3.000     1.000    13.400   7.400       6           19      LIBOR_6MO      24
3,299,729.11   2.923     1.000    15.098   8.914       6           20      LIBOR_6MO      24
  197,782.89   2.000     1.000    15.000   6.990       6           22      LIBOR_6MO      36
  746,559.86   3.000     1.000    13.420   7.420       6           34      LIBOR_6MO      12
  510,878.74   2.000     1.000    13.854   5.688       6           34      LIBOR_6MO      24
3,416,670.77   3.000     1.000    14.390   8.390       6           33      LIBOR_6MO      36
  327,633.79   2.000     1.000    13.995   5.962       6           35      LIBOR_6MO      24
  106,126.88   3.000     1.000    15.800   9.800       6           32      LIBOR_6MO      36
  284,800.00   3.000     1.000    12.875   6.875       6           21      LIBOR_6MO      12
  549,899.99   3.000     1.000    14.402   8.402       6           13      LIBOR_6MO      24
  146,900.00   3.000     1.000    12.725   6.725       6           34      LIBOR_6MO      12
  623,250.00   2.000     1.000    14.073   6.073       6           34      LIBOR_6MO      24
  587,000.00   3.000     1.000    12.827   6.827       6           32      LIBOR_6MO      36
  209,026.38   3.000     1.000    14.258   8.258       6           33      LIBOR_6MO      36
  269,493.66   3.000     1.000    12.325   6.325       6           22      LIBOR_6MO      36
  456,000.00   3.000     1.000    15.300   9.300       6           19      LIBOR_6MO      12
1,126,129.50   3.000     1.000    14.348   8.348       6           20      LIBOR_6MO      12
  639,676.51   2.000     1.000    14.589   6.537       6           22      LIBOR_6MO      24
  414,083.66   2.000     1.000    14.854   6.854       6           22      LIBOR_6MO      36
  247,943.37   2.000     1.000    15.737   6.990       6           22      LIBOR_6MO      24
1,700,204.00   2.912     1.000    14.294   8.117       6           33      LIBOR_6MO      12
  241,673.80   2.000     1.000    14.041   6.041       6           35      LIBOR_6MO      36
  277,332.99   2.000     1.000    13.837   5.837       6           34      LIBOR_6MO      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   380,000.00    6.725     6.225      360       356          300           300          60        56       5.475
   182,000.00    7.425     6.925      360       358          300           300          60        58       5.425
   128,078.61    9.700     9.200      360       358          360           358           0         0       8.200
   247,567.62    9.840     9.340      360       358          360           358           0         0       6.750
   372,833.10    8.481     7.981      360       358          480           478           0         0       6.750
    74,343.74    7.950     7.450      360       355          360           355           0         0       6.000
 2,697,044.32    9.361     8.861      360       357          360           357           0         0       7.895
28,606,323.04    8.607     8.107      360       357          360           357           0         0       6.738
   265,712.90    8.808     8.308      360       356          360           356           0         0       6.214
   312,307.75    9.471     8.971      360       355          360           355           0         0       5.831
 1,590,331.42    9.254     8.754      360       357          480           477           0         0       7.736
27,043,975.08    8.634     8.134      360       357          480           477           0         0       6.745
   138,839.15    8.000     7.500      360       356          480           476           0         0       7.000
   218,527.96    5.895     5.395      360       357          360           357           0         0       4.645
   713,167.33    7.440     6.940      360       354          360           354           0         0       5.627
 9,420,200.19    7.852     7.352      360       357          360           357           0         0       6.541
 2,267,076.98    8.122     7.622      360       358          480           478           0         0       6.670
 2,660,319.82    8.495     7.995      360       355          240           240         120       115       5.582
   608,400.00    9.236     8.736      360       356          240           240         120       116       7.096
   383,618.87    9.500     9.000      360       354          240           240         120       114       5.250
 1,402,463.40    8.475     7.975      360       353          300           300          60        53       5.973
16,908,902.16    7.680     7.180      360       354          300           300          60        54       6.018
   336,000.00    7.875     7.375      360       357          300           300          60        57       6.875
   383,300.00    8.302     7.802      360       355          300           300          60        55       6.058
 4,570,631.96    7.595     7.095      360       354          300           300          60        54       5.985
 3,355,556.31    7.009     6.509      360       357          300           300          60        57       5.658
   179,885.24    7.650     7.150      360       357          300           300          60        57       6.950
   866,961.97    9.169     8.669      360       355          360           355           0         0       6.845
   996,830.50    8.899     8.399      360       356          360           356           0         0       6.983
   170,893.89    7.734     7.234      360       358          480           478           0         0       6.484
   542,326.22    8.736     8.236      360       355          300           300          60        55       5.951

                                                                NUMBER OF
                                                                  MONTHS                ORIGINAL
               INITIAL                                 RATE     UNTIL NEXT              MONTHS TO
                 RATE                                 CHANGE       RATE                PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY   ADJUSTMENT               PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)      DATE       INDEX    EXPIRATION
-------------  -------  --------  -------  -------  ---------  -----------  ---------  ----------
   380,000.00   3.000     1.000    12.725   6.725       6           20      LIBOR_6MO      12
   182,000.00   2.000     1.000    13.425   5.425       6           34      LIBOR_6MO      12
   128,078.61   3.000     1.000    15.700   9.700       6           22      LIBOR_6MO      24
   247,567.62   3.000     1.000    15.840   9.840       6           22      LIBOR_6MO      24
   372,833.10   3.000     1.000    14.481   8.481       6           22      LIBOR_6MO      24
    74,343.74   3.000     1.000    13.950   7.950       6           31      LIBOR_6MO      24
 2,697,044.32   3.000     1.295    15.758   9.361       6           21      LIBOR_6MO      12
28,606,323.04   3.000     1.082    14.638   8.560       6           21      LIBOR_6MO      24
   265,712.90   3.000     1.000    14.808   8.808       6           20      LIBOR_6MO      36
   312,307.75   3.000     1.000    15.471   9.471       6           19      LIBOR_6MO       6
 1,590,331.42   3.000     1.342    15.383   9.254       6           21      LIBOR_6MO      12
27,043,975.08   3.000     1.210    14.763   8.466       6           21      LIBOR_6MO      24
   138,839.15   3.000     1.500    14.000   8.000       6           20      LIBOR_6MO      36
   218,527.96   3.000     1.000    11.895   5.895       6           33      LIBOR_6MO      12
   713,167.33   3.000     1.000    13.440   7.440       6           30      LIBOR_6MO      24
 9,420,200.19   3.000     1.000    13.852   7.852       6           33      LIBOR_6MO      36
 2,267,076.98   3.000     1.295    14.514   8.122       6           34      LIBOR_6MO      36
 2,660,319.82   3.000     1.000    14.495   5.582       6           19      LIBOR_6MO      24
   608,400.00   3.000     1.000    15.236   7.096       6           20      LIBOR_6MO       6
   383,618.87   3.000     1.000    15.500   5.250       6           30      LIBOR_6MO      36
 1,402,463.40   3.000     1.000    14.475   8.475       6           17      LIBOR_6MO      12
16,908,902.16   2.938     1.031    13.705   7.680       6           18      LIBOR_6MO      24
   336,000.00   2.000     1.500    13.875   7.875       6           21      LIBOR_6MO      36
   383,300.00   3.000     1.000    14.302   8.302       6           19      LIBOR_6MO       6
 4,570,631.96   3.000     1.000    13.595   7.595       6           30      LIBOR_6MO      24
 3,355,556.31   3.000     1.000    13.009   7.009       6           33      LIBOR_6MO      36
   179,885.24   3.000     1.000    13.650   7.650       6           57      LIBOR_6MO      36
   866,961.97   3.000     1.000    15.169   9.169       6           19      LIBOR_6MO      24
   996,830.50   3.000     1.000    14.899   8.899       6           32      LIBOR_6MO      36
   170,893.89   3.000     1.000    13.734   7.734       6           34      LIBOR_6MO      36
   542,326.22   3.000     1.000    14.736   8.736       6           19      LIBOR_6MO      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 9,755,573.28    8.629     8.129      360       356          360           356           0         0       6.249
 3,460,383.64    9.364     8.864      360       357          480           477           0         0       6.563
10,901,128.03    8.372     7.872      360       357          360           357           0         0       6.754
   945,647.78    8.487     7.987      360       358          480           478           0         0       6.730
 6,016,879.63    8.275     7.775      360       353          300           300          60        53       6.134
 2,346,801.75    7.687     7.187      360       355          300           300          60        55       6.180
    80,482.39    7.625     7.250      360       357          480           477           0         0       4.375
   182,917.41    8.122     7.747      360       358          360           358           0         0       4.798
   820,800.00    7.682     7.307      360       358          240           240         120       118       3.031
 1,748,636.50    7.066     6.691      360       357          240           240         120       117       3.516
 1,468,585.67    7.411     7.036      360       358          360           358           0         0       3.155
   394,611.58    7.500     7.125      360       358          360           358           0         0       2.750
   813,293.43    7.749     7.374      360       358          480           478           0         0       3.747
 3,458,142.50    7.372     6.997      360       358          240           240         120       118       3.513
   190,000.00    5.875     5.500      360       358          240           240         120       118       2.750
 1,278,517.60    6.823     6.448      360       359          240           240         120       119       3.033
   300,000.00    6.850     6.350      360       355          300           300          60        55       6.050

                                                                NUMBER OF
                                                                  MONTHS                ORIGINAL
               INITIAL                                 RATE     UNTIL NEXT              MONTHS TO
                 RATE                                 CHANGE       RATE                PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY   ADJUSTMENT               PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)      DATE       INDEX    EXPIRATION
-------------  -------  --------  -------  -------  ---------  -----------  ---------  ----------
 9,755,573.28   2.957     1.030    14.684   8.543        6          20      LIBOR_6MO       0
 3,460,383.64   3.000     1.158    15.364   9.364        6          21      LIBOR_6MO       0
10,901,128.03   2.946     1.000    14.372   8.245        6          33      LIBOR_6MO       0
   945,647.78   2.600     1.000    14.487   7.525        6          34      LIBOR_6MO       0
 6,016,879.63   2.974     1.013    14.301   8.275        6          17      LIBOR_6MO       0
 2,346,801.75   3.000     1.000    13.687   7.687        6          31      LIBOR_6MO       0
    80,482.39   5.000     2.000    12.625   4.375       12          57      LIBOR_1YR      36
   182,917.41   5.000     2.000    13.122   4.798       12          58      LIBOR_1YR      36
   820,800.00   5.000     2.000    12.682   3.031       12          58      LIBOR_1YR      12
 1,748,636.50   5.000     2.000    12.136   3.516       12          57      LIBOR_1YR      36
 1,468,585.67   5.000     2.000    12.514   3.155       12          58      LIBOR_1YR       0
   394,611.58   5.000     2.000    12.500   2.750       12          58      LIBOR_1YR      36
   813,293.43   5.000     2.000    12.749   3.747       12          58      LIBOR_1YR       0
 3,458,142.50   5.000     2.000    12.372   3.513       12          58      LIBOR_1YR       0
   190,000.00   5.000     2.000    10.875   2.750       12          58      LIBOR_1YR      24
 1,278,517.60   5.000     2.000    11.823   3.033       12          59      LIBOR_1YR      36
   300,000.00   2.000     2.000    12.850   6.850       12          55      CMT_1YR        36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                        GROUP II ADJUSTABLE RATE MORTGAGE

                                                         ORIGINAL      REMAINING
                                                       AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                           TERM          TERM      INTEREST   INTEREST
                           NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
  351,651.61    9.490     8.990      360       358          360           358          0          0       8.240
6,484,643.41    8.873     8.373      360       357          360           357          0          0       7.139
   97,369.47    9.999     9.499      360       357          360           357          0          0       6.999
1,017,659.81    9.149     8.649      360       357          360           357          0          0       5.929
1,127,490.84    7.981     7.481      360       357          480           477          0          0       6.656
1,066,043.39    9.469     8.969      360       357          480           477          0          0       6.380
  306,702.53    9.432     8.932      360       357          480           477          0          0       6.432
  129,252.67    7.500     7.000      360       354          360           354          0          0       5.750
  359,019.96    9.915     9.415      360       357          360           357          0          0       6.648
1,966,490.33    9.036     8.536      360       357          360           357          0          0       7.114
1,452,830.82    9.368     8.868      360       357          360           357          0          0       6.368
  294,243.37    9.350     8.850      360       359          480           479          0          0       6.990
  759,047.57    8.654     8.154      360       357          480           477          0          0       6.276
1,072,261.67    9.153     8.653      360       356          480           476          0          0       6.153
1,153,222.88    8.563     8.063      360       356          300           300         60         56       6.168
  550,000.00    7.781     7.281      360       357          300           300         60         57       4.781
  160,000.00    8.375     7.875      360       357          300           300         60         57       5.375
  296,892.91    7.400     6.900      360       354          300           300         60         54       6.050
  147,192.30    8.250     7.750      360       355          360           355          0          0       5.750
  383,411.34    7.661     7.161      360       358          360           358          0          0       6.411
9,488,956.02    8.496     7.996      360       357          360           357          0          0       6.826
  342,112.74    9.550     9.050      360       356          360           356          0          0       6.467
1,472,897.45    7.998     7.498      360       357          480           477          0          0       5.803
1,834,936.00    8.089     7.589      360       357          480           477          0          0       6.465
  300,792.84    7.090     6.590      360       358          600           598          0          0       5.250
2,153,041.57    7.379     6.879      360       357          360           357          0          0       6.129
  499,434.38    8.850     8.350      360       358          360           358          0          0       6.850
7,794,411.29    8.057     7.557      360       357          360           357          0          0       6.529
   74,657.21    9.725     9.225      360       356          360           356          0          0       6.725
1,808,368.11    7.818     7.318      360       357          480           477          0          0       6.270
  549,793.79    9.450     8.950      360       358          480           478          0          0       6.990

                                                              NUMBER OF
                                                                MONTHS                ORIGINAL
              INITIAL                                 RATE    UNTIL NEXT              MONTHS TO
                RATE                                CHANGE       RATE                PREPAYMENT
   CURRENT     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
 BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX    EXPIRATION
 -----------  -------  --------  -------  -------  ---------  ----------  ---------  ----------
  351,651.61   3.000     1.000    15.490   9.490       6            22    LIBOR_6MO      12
6,484,643.41   3.000     1.000    14.873   8.873       6            21    LIBOR_6MO      24
   97,369.47   1.500     1.500    16.999   9.999       6            21    LIBOR_6MO      36
1,017,659.81   1.500     1.500    16.149   9.149       6            21    LIBOR_6MO      60
1,127,490.84   3.000     1.000    13.981   7.981       6            21    LIBOR_6MO      24
1,066,043.39   1.500     1.500    16.469   9.469       6            21    LIBOR_6MO      36
  306,702.53   1.500     1.500    16.432   9.432       6            21    LIBOR_6MO      60
  129,252.67   3.000     1.000    13.500   7.500       6            30    LIBOR_6MO      24
  359,019.96   1.722     1.278    16.471   8.315       6            33    LIBOR_6MO      30
1,966,490.33   2.475     1.144    15.325   8.707       6            33    LIBOR_6MO      36
1,452,830.82   1.500     1.500    16.368   9.368       6            33    LIBOR_6MO      60
  294,243.37   2.000     1.000    15.350   6.990       6            35    LIBOR_6MO      30
  759,047.57   2.263     1.246    15.146   8.654       6            33    LIBOR_6MO      36
1,072,261.67   1.500     1.500    16.153   9.153       6            32    LIBOR_6MO      60
1,153,222.88   3.000     1.000    14.563   8.563       6            20    LIBOR_6MO      24
  550,000.00   1.500     1.500    14.781   7.781       6            21    LIBOR_6MO      36
  160,000.00   1.500     1.500    15.375   8.375       6            21    LIBOR_6MO      60
  296,892.91   3.000     1.000    13.400   7.400       6            30    LIBOR_6MO      24
  147,192.30   3.000     1.000    14.250   8.250       6            19    LIBOR_6MO      24
  383,411.34   3.000     1.000    13.661   7.661       6            22    LIBOR_6MO      12
9,488,956.02   2.889     1.017    14.468   8.496       6            21    LIBOR_6MO      24
  342,112.74   1.500     1.500    16.550   9.550       6            20    LIBOR_6MO      60
1,472,897.45   2.190     1.270    14.538   7.998       6            21    LIBOR_6MO      12
1,834,936.00   2.901     1.000    13.990   8.089       6            21    LIBOR_6MO      24
  300,792.84   2.000     1.000    12.090   7.090       6            22    LIBOR_6MO      24
2,153,041.57   3.000     1.000    13.379   7.379       6            33    LIBOR_6MO      12
  499,434.38   2.000     1.000    14.850   6.850       6            34    LIBOR_6MO      24
7,794,411.29   2.798     1.067    14.191   8.057       6            33    LIBOR_6MO      36
   74,657.21   1.500     1.500    16.725   9.725       6            32    LIBOR_6MO      60
1,808,368.11   2.745     1.085    13.988   7.818       6            33    LIBOR_6MO      12
  549,793.79   2.000     1.000    15.450   6.990       6            34    LIBOR_6MO      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                         ORIGINAL      REMAINING
                                                       AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                           TERM          TERM      INTEREST   INTEREST
                           NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
3,759,915.49    8.070     7.570      360       357          480           477          0          0       6.000
  177,195.27    9.299     8.799      360       357          480           477          0          0       6.299
1,124,571.49    6.445     5.945      360       357          360           357          0          0       5.095
  300,000.00    7.999     7.499      360       357          300           300         60         57       4.999
1,375,800.00    7.356     6.856      360       358          300           300         60         58       6.106
  239,999.90    8.999     8.499      360       357          300           300         60         57       7.749
1,183,763.51    7.342     6.842      360       350          300           300         60         50       5.652
1,899,494.33    7.780     7.280      360       355          300           300         60         55       6.366
  281,682.39    8.990     8.490      360       357          360           357          0          0       5.490
  129,872.83    7.625     7.125      360       357          480           477          0          0       4.125
  831,177.24    9.021     8.521      360       356          360           356          0          0       6.021
  134,885.53    8.375     7.875      360       357          480           477          0          0       5.375
  226,988.63    6.150     5.650      360       357          300           300         60         57       2.650
   41,205.88    8.850     8.350      360       356          360           356          0          0       7.600
  118,240.57    8.000     7.500      360       358          360           358          0          0       6.750
  104,825.93    8.980     8.480      360       357          360           357          0          0       7.730
  136,062.07    8.999     8.499      360       357          480           477          0          0       7.999
   49,954.86    9.925     9.425      360       358          360           358          0          0       8.675
6,941,355.74    8.295     7.795      360       357          360           357          0          0       6.485
  551,407.84    8.250     7.750      360       357          360           357          0          0       5.250
7,137,546.60    7.828     7.328      360       357          480           477          0          0       5.501
  619,761.17    8.204     7.704      360       358          480           478          0          0       6.378
4,972,468.70    7.624     7.124      360       357          360           357          0          0       6.374
1,282,429.27    8.102     7.602      360       357          360           357          0          0       5.300
2,441,549.80    7.186     6.686      360       357          480           477          0          0       5.374
  257,064.34    6.625     6.125      360       358          360           358          0          0       4.625
  182,441.88    8.899     8.399      360       357          360           357          0          0       5.899
  243,731.94    7.625     7.125      360       357          480           477          0          0       4.125
6,633,062.40    7.444     6.944      360       357          300           300         60         57       5.606
  500,000.00    7.425     6.925      360       358          300           300         60         58       5.425
3,714,867.28    7.269     6.769      360       357          300           300         60         57       5.975

                                                              NUMBER OF
                                                                MONTHS                ORIGINAL
              INITIAL                                 RATE    UNTIL NEXT              MONTHS TO
                RATE                                CHANGE       RATE                PREPAYMENT
   CURRENT     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
 BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX    EXPIRATION
 -----------  -------  --------  -------  -------  ---------  ----------  ---------  ----------
3,759,915.49   2.297     1.234    14.538   8.070       6            33    LIBOR_6MO      36
  177,195.27   1.500     1.500    16.299   9.299       6            33    LIBOR_6MO      60
1,124,571.49   2.867     1.000    12.445   6.179       6            57    LIBOR_6MO      36
  300,000.00   1.500     1.500    14.999   7.999       6            21    LIBOR_6MO      12
1,375,800.00   3.000     1.000    13.356   7.356       6            22    LIBOR_6MO      24
  239,999.90   3.000     1.000    14.999   8.999       6            33    LIBOR_6MO      12
1,183,763.51   2.687     1.000    13.342   6.717       6            26    LIBOR_6MO      24
1,899,494.33   3.000     1.000    13.780   7.780       6            31    LIBOR_6MO      36
  281,682.39   1.500     1.500    15.990   8.990       6            21    LIBOR_6MO      24
  129,872.83   1.500     1.500    14.625   7.625       6            21    LIBOR_6MO      36
  831,177.24   1.500     1.500    16.021   9.021       6            32    LIBOR_6MO      36
  134,885.53   1.500     1.500    15.375   8.375       6            33    LIBOR_6MO      36
  226,988.63   1.500     1.500    13.150   6.150       6            33    LIBOR_6MO      36
   41,205.88   3.000     1.000    14.850   8.850       6            20    LIBOR_6MO      12
  118,240.57   3.000     1.000    14.000   8.000       6            22    LIBOR_6MO      24
  104,825.93   3.000     1.000    14.980   8.980       6            21    LIBOR_6MO      36
  136,062.07   3.000     1.500    14.999   8.999       6            21    LIBOR_6MO      24
   49,954.86   3.000     1.000    15.925   9.925       6            34    LIBOR_6MO      36
6,941,355.74   2.751     1.083    14.461   8.295       6            21    LIBOR_6MO      12
  551,407.84   1.500     1.500    15.250   8.250       6            21    LIBOR_6MO      24
7,137,546.60   2.100     1.292    14.412   7.778       6            21    LIBOR_6MO      12
  619,761.17   2.232     1.000    14.204   6.669       6            22    LIBOR_6MO      24
4,972,468.70   3.000     1.000    13.624   7.624       6            33    LIBOR_6MO      12
1,282,429.27   1.695     1.305    14.713   7.323       6            33    LIBOR_6MO      36
2,441,549.80   2.586     1.138    13.462   7.186       6            33    LIBOR_6MO      12
  257,064.34   2.000     1.000    12.625   4.625       6            58    LIBOR_6MO      12
  182,441.88   1.500     1.500    15.899   8.899       6            57    LIBOR_6MO      60
  243,731.94   1.500     1.500    14.625   7.625       6            57    LIBOR_6MO      36
6,633,062.40   2.544     1.152    13.748   7.444       6            21    LIBOR_6MO      12
  500,000.00   2.000     1.000    13.425   5.425       6            22    LIBOR_6MO      24
3,714,867.28   3.000     1.000    13.269   7.269       6            33    LIBOR_6MO      12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                            ORIGINAL     REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
  CURRENT       MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
BALANCE ($)      RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
    499,999.99      6.5         6      360       357          300           300         60         57         3.5
  1,591,077.67    9.015     8.515      360       357          360           357          0          0       7.639
    143,881.67     6.74      6.24      360       358          480           478          0          0        5.49
    153,000.00     8.45      7.95      360       356          300           300         60         56         7.2
  1,665,916.86    8.759     8.259      360       357          360           357          0          0       6.967
     92,925.36     9.25      8.75      360       356          480           476          0          0        6.25
    198,400.00    7.065     6.565      360       357          300           300         60         57       5.815
    231,520.79    7.999     7.499      360       357          360           357          0          0       4.999
     89,738.73    9.999     9.499      360       356          360           356          0          0       6.999
    160,003.87    9.125     8.625      360       358          480           478          0          0        6.75
    137,804.34     7.75      7.25      360       354          360           354          0          0         5.5
  9,769,523.63    8.748     8.248      360       357          360           357          0          0       6.883
    518,869.81    8.142     7.642      360       357          360           357          0          0       4.101
102,617,185.68    8.276     7.776      360       357          360           357          0          0       6.621
  2,097,770.77    8.314     7.814      360       358          360           358          0          0       6.277
  1,233,794.27    7.798     7.298      360       356          360           356          0          0       3.721
    642,755.43    8.253     7.753      360       357          360           357          0          0       4.753
 12,244,302.98    8.383     7.883      360       357          480           477          0          0       6.333
111,629,453.64    7.802     7.302      360       358          480           478          0          0       6.088
  1,028,979.26    7.611     7.111      360       357          480           477          0          0       4.111
  4,140,914.20     8.63      8.13      360       357          480           477          0          0        5.88
  1,727,589.44    8.411     7.911      360       357          480           477          0          0       4.416
  1,229,368.03    8.955     8.455      360       357          480           477          0          0         5.9
    620,016.82    7.946     7.446      360       357          480           477          0          0        5.25
    428,325.67      6.6       6.1      360       355          480           475          0          0        5.25
  1,888,381.24    7.658     7.158      360       358          600           598          0          0        5.37
  2,860,862.17    7.822     7.322      360       357          360           357          0          0       6.461
    473,597.44     8.25      7.75      360       356          360           356          0          0        5.25
    423,755.27    8.432     7.932      360       355          360           355          0          0       6.024
 36,053,187.27    8.068     7.568      360       357          360           357          0          0       6.249
     95,745.66     9.89      9.39      360       357          360           357          0          0        6.89

                                                                  NUMBER OF
                                                                    MONTHS               ORIGINAL
                INITIAL                                  RATE    UNTIL NEXT              MONTHS TO
                  RATE                                  CHANGE      RATE                PREPAYMENT
  CURRENT        CHANGE  PERIODIC   MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
BALANCE ($)      CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX    EXPIRATION
--------------  -------  --------  --------  -------  ---------  ----------  ---------  ----------
    499,999.99     1.5       1.5      13.5      6.5       6          57      LIBOR_6MO      12
  1,591,077.67       3         1    15.015    9.015       6          21      LIBOR_6MO      24
    143,881.67       3         1     12.74     6.74       6          22      LIBOR_6MO      24
    153,000.00       3         1     14.45     8.45       6          20      LIBOR_6MO      24
  1,665,916.86   2.535     1.155    15.068    8.759       6          33      LIBOR_6MO      36
     92,925.36     1.5       1.5     16.25     9.25       6          32      LIBOR_6MO      36
    198,400.00       3         1    13.065    7.065       6          33      LIBOR_6MO      36
    231,520.79     1.5       1.5    14.999    7.999       6          21      LIBOR_6MO      60
     89,738.73     1.5       1.5    16.999    9.999       6          56      LIBOR_6MO      60
    160,003.87       3         1    15.125    9.125       6          22      LIBOR_6MO      24
    137,804.34       3         1     13.75     7.75       6          30      LIBOR_6MO      24
  9,769,523.63   2.713      1.09    14.879    8.748       6          21      LIBOR_6MO      12
    518,869.81     1.5       1.5    15.142    8.142       6          21      LIBOR_6MO      18
102,617,185.68    2.92      1.03    14.353    8.235       6          21      LIBOR_6MO      24
  2,097,770.77   2.494     1.191    14.934    8.314       6          22      LIBOR_6MO      36
  1,233,794.27    1.89      1.37    14.538    7.798       6          20      LIBOR_6MO       6
    642,755.43     1.5       1.5    15.253    8.253       6          21      LIBOR_6MO      60
 12,244,302.98   2.698     1.219    14.627    8.264       6          21      LIBOR_6MO      12
111,629,453.64   2.928     1.056    13.899    7.781       6          22      LIBOR_6MO      24
  1,028,979.26     1.5       1.5    14.611    7.611       6          21      LIBOR_6MO      30
  4,140,914.20    1.89     1.279    15.087     8.63       6          21      LIBOR_6MO      36
  1,727,589.44     1.5       1.5    15.411    8.411       6          21      LIBOR_6MO       6
  1,229,368.03     1.5       1.5    15.955    8.955       6          21      LIBOR_6MO      60
    620,016.82       2         1    12.946    7.946       6          21      LIBOR_6MO      24    (*)
    428,325.67       2         1      11.6      6.6       6          19      LIBOR_6MO      36    (*)
  1,888,381.24       2         1    12.658    7.658       6          22      LIBOR_6MO      24
  2,860,862.17   2.905     1.032    13.886    7.822       6          33      LIBOR_6MO      12
    473,597.44     1.5       1.5     15.25     8.25       6          32      LIBOR_6MO      18
    423,755.27   2.421     1.193     14.99    8.432       6          31      LIBOR_6MO      24
 36,053,187.27   2.577     1.138    14.327    8.068       6          33      LIBOR_6MO      36
     95,745.66     1.5       1.5     16.89     9.89       6          33      LIBOR_6MO      48

(*) Amortization Term is 480 months for the first 10 years and 240 months for the last 20 years.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                            ORIGINAL     REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
  CURRENT       MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
BALANCE ($)      RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
     99,576.92    8.250     7.750      360       355          360           355           0         0       6.050
    541,501.75    9.141     8.641      360       356          360           356           0         0       5.921
    209,776.55    7.275     6.775      360       357          480           477           0         0       6.025
    411,304.46    7.322     6.822      360       358          480           478           0         0       5.567
 29,936,680.47    8.022     7.522      360       357          480           477           0         0       5.661
    138,915.41    9.200     8.700      360       357          480           477           0         0       5.700
    430,430.20    7.800     7.300      360       357          480           477           0         0       4.800
    599,833.08    7.883     7.383      360       358          600           598           0         0       5.250
  1,479,453.68    6.988     6.488      360       357          360           357           0         0       5.379
     73,874.88    8.990     8.490      360       357          360           357           0         0       5.990
    349,036.26    9.250     8.750      360       355          360           355           0         0       6.250
  1,143,202.52    6.999     6.499      360       358          480           478           0         0       5.054
    584,090.62    8.999     8.499      360       357          480           477           0         0       5.818
  3,274,792.30    7.987     7.487      360       356          240           240         120       116       5.430
  1,334,083.76    9.401     8.901      360       356          240           240         120       116       6.735
    750,000.00    9.200     8.700      360       357          240           240         120       117       6.900
  8,293,295.41    8.253     7.753      360       357          300           300          60        57       6.233
    596,100.00    6.890     6.390      360       357          300           300          60        57       2.620
107,438,470.37    7.569     7.069      360       356          300           300          60        56       5.827
  3,332,301.90    7.578     7.078      360       357          300           300          60        57       5.144
    462,761.92    7.400     6.900      360       357          300           300          60        57       3.900
    546,600.00    7.437     6.937      360       357          300           300          60        57       6.187
    434,999.68    6.678     6.178      360       356          300           300          60        56       3.678
  6,454,123.12    7.439     6.939      360       355          300           300          60        55       5.848
    345,000.00    6.600     6.100      360       357          300           300          60        57       3.100
 30,271,396.84    6.975     6.475      360       357          300           300          60        57       5.404
    703,999.99    7.202     6.702      360       357          300           300          60        57       3.702
  1,102,935.10    7.472     6.972      360       358          300           300          60        58       5.350
    210,000.00    7.650     7.150      360       357          300           300          60        57       4.650
  1,112,122.58    8.344     7.844      360       357          360           357           0         0       7.013
    199,669.10    8.990     8.490      360       357          360           357           0         0       5.990

                                                                  NUMBER OF
                                                                    MONTHS               ORIGINAL
                INITIAL                                  RATE    UNTIL NEXT              MONTHS TO
                  RATE                                  CHANGE      RATE                PREPAYMENT
  CURRENT        CHANGE  PERIODIC   MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
BALANCE ($)      CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX    EXPIRATION
--------------  -------  --------  --------  -------  ---------  ----------  ---------  ----------
     99,576.92   3.000     1.000    14.250    8.250       6          31      LIBOR_6MO       6
    541,501.75   1.500     1.500    16.141    9.141       6          32      LIBOR_6MO      60
    209,776.55   3.000     1.000    13.275    7.275       6          33      LIBOR_6MO      12
    411,304.46   3.000     1.000    13.591    7.322       6          34      LIBOR_6MO      24
 29,936,680.47   2.218     1.272    14.547    7.980       6          33      LIBOR_6MO      36
    138,915.41   1.500     1.500    16.200    9.200       6          33      LIBOR_6MO      48
    430,430.20   1.500     1.500    14.800    7.800       6          33      LIBOR_6MO      60
    599,833.08   2.000     1.000    12.883    7.883       6          34      LIBOR_6MO      36
  1,479,453.68   2.947     1.018    13.024    6.988       6          57      LIBOR_6MO      36
     73,874.88   1.500     1.500    15.990    8.990       6          57      LIBOR_6MO       6
    349,036.26   1.500     1.500    16.250    9.250       6          55      LIBOR_6MO      60
  1,143,202.52   2.816     1.061    13.121    6.999       6          58      LIBOR_6MO      36
    584,090.62   1.500     1.500    15.999    8.999       6          57      LIBOR_6MO      60
  3,274,792.30   3.000     1.000    13.987    5.089       6          20      LIBOR_6MO      24
  1,334,083.76   3.000     1.000    15.401    6.735       6          20      LIBOR_6MO       6
    750,000.00   3.000     1.000    15.200    6.900       6          33      LIBOR_6MO       6
  8,293,295.41   2.800     1.077    14.372    8.253       6          21      LIBOR_6MO      12
    596,100.00   1.500     1.500    13.890    6.890       6          21      LIBOR_6MO      18
107,438,470.37   2.873     1.046    13.629    7.556       6          20      LIBOR_6MO      24
  3,332,301.90   1.988     1.278    14.073    7.578       6          21      LIBOR_6MO      36
    462,761.92   1.500     1.500    14.400    7.400       6          21      LIBOR_6MO      60
    546,600.00   3.000     1.000    13.437    7.437       6          33      LIBOR_6MO      12
    434,999.68   1.500     1.500    13.678    6.678       6          32      LIBOR_6MO      18
  6,454,123.12   2.959     1.014    13.467    7.439       6          31      LIBOR_6MO      24
    345,000.00   1.500     1.500    13.600    6.600       6          33      LIBOR_6MO      30
 30,271,396.84   2.795     1.068    13.116    6.975       6          33      LIBOR_6MO      36
    703,999.99   1.500     1.500    14.202    7.202       6          33      LIBOR_6MO      60
  1,102,935.10   3.000     1.000    13.689    7.472       6          58      LIBOR_6MO      36
    210,000.00   1.500     1.500    14.650    7.650       6          57      LIBOR_6MO      60
  1,112,122.58   3.000     1.000    14.344    8.344       6          21      LIBOR_6MO      24
    199,669.10   1.500     1.500    15.990    8.990       6          21      LIBOR_6MO      36

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                           NET     ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)        TERM)        TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   911,556.36    8.573     8.073      360       358          480           478          0          0       7.323
   558,900.25    8.920      8.42      360       357          480           477          0          0        5.92
 6,801,159.30    8.235     7.735      360       357          360           357          0          0       6.976
 1,348,338.78    7.786     7.286      360       357          480           477          0          0       6.536
   197,677.00    8.450      7.95      360       354          300           300         60         54        6.25
 1,105,499.77    7.596     7.096      360       358          300           300         60         58       6.346
54,804,986.31    8.941     8.441      360       357          360           357          0          0       6.662
35,676,544.22    8.686     8.186      360       357          480           477          0          0       6.265
   253,596.36    9.250      8.75      360       356          480           476          0          0        5.25
   206,753.88    8.340      7.84      360       358          600           598          0          0        5.25
30,754,280.48    8.678     8.178      360       357          360           357          0          0       6.989
 8,688,673.87    8.718     8.218      360       357          478           475          0          0       6.726
   448,577.11   10.800      10.3      360       352          360           352          0          0        5.99
18,220,374.76    8.408     7.908      360       356          300           300         60         56       6.439
 5,613,823.43    7.974     7.474      360       357          300           300         60         57       6.362
    72,000.00    8.400       7.9      360       357          300           300         60         57        4.95
   424,000.00    7.750      7.25      360       355          300           300         60         55        3.05
   129,107.98    7.250     6.875      360       358          480           478          0          0       4.375
   368,600.00    7.500     7.125      360       357          240           240        120        117        3.75
   228,570.00    7.692     7.317      360       357          240           240        120        117       4.006
   347,195.08    7.625      7.25      360       358          360           358          0          0           3
 1,169,640.00    7.563     7.188      360       358          240           240        120        118       3.202
    45,551.29    9.125      8.75      360       358          360           358          0          0        5.25
 1,036,946.00    6.956     6.581      360       358          360           358          0          0       3.543
   550,061.15    7.691     7.316      360       358          360           358          0          0       3.524
 5,876,955.97    7.578     7.203      360       358          360           358          0          0        3.87
   443,564.50    7.757     7.382      360       358          480           478          0          0       4.157
   167,160.09    8.625      8.25      360       359          480           479          0          0       5.375
 3,537,441.18    7.417     7.042      360       358          480           478          0          0       4.042
10,354,449.95    7.458     7.083      360       358          240           240        120        118       3.561
 9,433,643.45    7.569     7.194      360       358          240           240        120        118       3.716

                                                                NUMBER OF
                                                                 MONTHS                ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT              MONTHS TO
                 RATE                                 CHANGE      RATE                PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE       INDEX    EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  ---------  ----------
   911,556.36       3         1    14.573   8.573       6          22      LIBOR_6MO      24
   558,900.25     1.5       1.5     15.92    8.92       6          21      LIBOR_6MO      36
 6,801,159.30       3         1    14.235   8.235       6          33      LIBOR_6MO      36
 1,348,338.78       3         1    13.786   7.786       6          33      LIBOR_6MO      36
   197,677.00       3         1     14.45    8.45       6          18      LIBOR_6MO      24
 1,105,499.77       3         1    13.596   7.596       6          34      LIBOR_6MO      36
54,804,986.31   2.395     1.173    15.279   8.929       6          21      LIBOR_6MO       0
35,676,544.22   2.281     1.251    14.952   8.686       6          21      LIBOR_6MO       0
   253,596.36       2         1     14.25    9.25       6          20      LIBOR_6MO       0      (*)
   206,753.88       2         1     13.34    8.34       6          22      LIBOR_6MO       0
30,754,280.48   2.797     1.043    14.744   8.578       6          33      LIBOR_6MO       0
 8,688,673.87   2.682      1.15    14.881    8.49       6          33      LIBOR_6MO       0
   448,577.11       2       1.5      15.8     8.8       6           4      LIBOR_6MO       0
18,220,374.76   2.761      1.03    14.334   8.408       6          20      LIBOR_6MO       0
 5,613,823.43   2.843     1.019    13.977   7.836       6          33      LIBOR_6MO       0
    72,000.00       3         1      14.4     8.4       6          57      LIBOR_6MO       0
   424,000.00       1         1     13.75    7.75       6           1      LIBOR_6MO       0
   129,107.98       5         2     12.25   4.375      12          58      LIBOR_1YR      36
   368,600.00       5         2      12.5    3.75      12          57      LIBOR_1YR      24
   228,570.00       5         2    12.692   4.006      12          57      LIBOR_1YR      36
   347,195.08       5         2    12.625       3      12          58      LIBOR_1YR      12
 1,169,640.00       5         2    12.563   3.202      12          58      LIBOR_1YR      36
    45,551.29       5         2    14.125    5.25      12          58      LIBOR_1YR      36
 1,036,946.00       5         2    11.956   3.543      12          58      LIBOR_1YR      12
   550,061.15       5         2    12.691   3.524      12          58      LIBOR_1YR      24
 5,876,955.97       5         2    12.578    3.87      12          58      LIBOR_1YR      36
   443,564.50       5         2    13.757   4.157      12          58      LIBOR_1YR      12
   167,160.09       5         2    13.625   5.375      12          59      LIBOR_1YR      24
 3,537,441.18       5         2    12.476   4.042      12          58      LIBOR_1YR      36
10,354,449.95       5         2    12.512   3.561      12          58      LIBOR_1YR      12
 9,433,643.45       5         2    12.618   3.716      12          58      LIBOR_1YR      24

(*) Amortization Term is 480 months for the first 10 years and 240 months for the last 20 years.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                          ORIGINAL     REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)        TERM)        TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
38,766,521.67    7.255     6.880     360        358          240          240          120       118       3.634
 8,716,712.35    7.688     7.313     360        358          360          358            0         0       3.903
   231,659.57    8.500     8.125     360        359          360          359            0         0       4.250
   694,680.21    7.356     6.981     360        358          360          358            0         0       3.539
 3,481,363.54    7.739     7.364     360        358          480          478            0         0       4.256
   231,728.64    7.750     7.375     360        359          480          479            0         0       4.375
44,241,177.08    7.476     7.101     360        358          240          240          120       118       3.578
 2,795,290.76    7.482     7.107     360        358          240          240          120       118       3.678
 3,228,692.80    7.360     6.985     360        359          240          240          120       119       3.775
12,777,521.42    7.478     7.103     360        358          240          240          120       118       3.526
   143,216.76    6.950     6.450     360        355          360          355            0         0       6.250
   348,500.00    6.850     6.350     360        355          300          300           60        55       6.050
   373,567.77    7.418     6.918     360        355          360          355            0         0       5.750

                                                               NUMBER OF
                                                                 MONTHS                ORIGINAL
               INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                 RATE                                CHANGE       RATE                PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE       INDEX    EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  ---------  ----------
38,766,521.67   5.000     2.000    12.333   3.634       12         58      LIBOR_1YR       36
 8,716,712.35   5.000     2.000    12.688   3.903       12         58      LIBOR_1YR        0
   231,659.57   5.000     2.000    13.500   4.250       12         59      LIBOR_1YR       24
   694,680.21   5.000     2.000    12.356   3.539       12         58      LIBOR_1YR       36
 3,481,363.54   5.000     2.000    12.739   4.256       12         58      LIBOR_1YR        0
   231,728.64   5.000     2.000    12.750   4.375       12         59      LIBOR_1YR       24
44,241,177.08   5.000     2.000    12.504   3.578       12         58      LIBOR_1YR        0
 2,795,290.76   5.000     2.000    12.482   3.678       12         58      LIBOR_1YR       12
 3,228,692.80   5.000     2.000    12.360   3.775       12         59      LIBOR_1YR       24
12,777,521.42   5.000     2.000    12.478   3.526       12         58      LIBOR_1YR       36
   143,216.76   2.000     2.000    12.950   6.950       12         55       CMT_1YR        36
   348,500.00   2.000     2.000    12.850   6.850       12         55       CMT_1YR        36
   373,567.77   2.000     2.000    13.418   7.418       12         55       CMT_1YR         0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
  1       09/28/06   10/25/06   171,759,000         8.563             10.850
  2       10/25/06   11/25/06   169,573,781         7.439             10.850
  3       11/25/06   12/25/06   166,915,965         7.692             10.850
  4       12/25/06   01/25/07   163,790,850         7.439             10.850
  5       01/25/07   02/25/07   160,206,037         7.439             10.850
  6       02/25/07   03/25/07   156,171,064         8.253             10.850

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
  1       09/28/06   10/25/06   900,385,000         8.327              9.360
  2       10/25/06   11/25/06   890,826,036         7.234              9.360
  3       11/25/06   12/25/06   878,784,175         7.480              9.360
  4       12/25/06   01/25/07   864,271,342         7.235              9.360
  5       01/25/07   02/25/07   847,313,464         7.235              9.360
  6       02/25/07   03/25/07   827,951,990         8.026              9.360

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
  1       09/28/06   10/25/06   246,359,000         7.976              8.970
  2       10/25/06   11/25/06   246,359,000         6.879              8.970
  3       11/25/06   12/25/06   246,359,000         7.126              8.970
  4       12/25/06   01/25/07   246,359,000         6.879              8.970
  5       01/25/07   02/25/07   246,359,000         6.880              8.970
  6       02/25/07   03/25/07   246,359,000         7.674              8.970

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING       NOTIONAL         FIXED                  BEGINNING    ENDING    NOTIONAL           FIXED
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)    STRIKE RATE (%)   PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -------------   ---------------   ------   ---------   --------   -----------   ---------------
   1      09/28/06   10/25/06               0          N/A          26      10/25/08   11/25/08   308,812,638        5.220
   2      10/25/06   11/25/06               0          N/A          27      11/25/08   12/25/08   282,632,626        5.220
   3      11/25/06   12/25/06               0          N/A          28      12/25/08   01/25/09   260,295,006        5.220
   4      12/25/06   01/25/07               0          N/A          29      01/25/09   02/25/09   247,736,952        5.220
   5      01/25/07   02/25/07               0          N/A          30      02/25/09   03/25/09   247,736,952        5.220
   6      02/25/07   03/25/07               0          N/A          31      03/25/09   04/25/09   241,627,233        5.220
   7      03/25/07   04/25/07   1,147,550,567        5.220          32      04/25/09   05/25/09   227,360,361        5.220
   8      04/25/07   05/25/07   1,101,977,416        5.220          33      05/25/09   06/25/09   213,230,538        5.220
   9      05/25/07   06/25/07   1,052,650,249        5.220          34      06/25/09   07/25/09   194,471,352        5.220
  10      06/25/07   07/25/07     997,054,235        5.220          35      07/25/09   08/25/09   176,343,677        5.220
  11      07/25/07   08/25/07     938,487,211        5.220          36      08/25/09   09/25/09   160,066,404        5.220
  12      08/25/07   09/25/07     881,821,028        5.220          37      09/25/09   10/25/09   148,248,259        5.220
  13      09/25/07   10/25/07     829,520,894        5.220          38      10/25/09   11/25/09   138,196,357        5.220
  14      10/25/07   11/25/07     780,198,262        5.220          39      11/25/09   12/25/09   129,395,937        5.220
  15      11/25/07   12/25/07     734,170,547        5.220          40      12/25/09   01/25/10   121,428,044        5.220
  16      12/25/07   01/25/08     691,407,324        5.220          41      01/25/10   02/25/10   114,172,259        5.220
  17      01/25/08   02/25/08     651,817,765        5.220          42      02/25/10   03/25/10   107,570,411        5.220
  18      02/25/08   03/25/08     614,840,057        5.220          43      03/25/10   04/25/10   101,562,140        5.220
  19      03/25/08   04/25/08     579,716,526        5.220          44      04/25/10   05/25/10    96,039,217        5.220
  20      04/25/08   05/25/08     545,328,111        5.220          45      05/25/10   06/25/10    90,936,098        5.220
  21      05/25/08   06/25/08     510,276,994        5.220          46      06/25/10   07/25/10    86,199,689        5.220
  22      06/25/08   07/25/08     471,383,290        5.220          47      07/25/10   08/25/10    81,793,151        5.220
  23      07/25/08   08/25/08     426,649,296        5.220          48      08/25/10   09/25/10    77,712,970        5.220
  24      08/25/08   09/25/08     380,091,955        5.220          49      09/25/10   10/25/10    73,940,119        5.220
  25      09/25/08   10/25/08     340,482,420        5.220          50      10/25/10   11/25/10    70,344,523        5.220

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1      10/25/2006         8.713             8.713
   2      11/25/2006         7.589            11.000
   3      12/25/2006         7.842            11.000
   4      1/25/2007          7.589            11.000
   5      2/25/2007          7.589            11.000
   6      3/25/2007          8.403            11.000
   7      4/25/2007          7.590            21.181
   8      5/25/2007          7.843            21.048
   9      6/25/2007          7.590            20.673
  10      7/25/2007          7.843            20.432
  11      8/25/2007          7.591            19.911
  12      9/25/2007          7.591            19.492
  13      10/25/2007         7.844            19.223
  14      11/25/2007         7.597            18.726
  15      12/25/2007         7.858            18.502
  16      1/25/2008          7.605            18.027
  17      2/25/2008          7.605            17.707
  18      3/25/2008          8.175            17.794
  19      4/25/2008          7.884            17.393
  20      5/25/2008          8.223            17.368
  21      6/25/2008          8.140            17.175
  22      7/25/2008          9.254            17.920
  23      8/25/2008          8.972            17.293
  24      9/25/2008          8.967            16.761
  25      10/25/2008         9.312            16.548
  26      11/25/2008         9.009            15.923
  27      12/25/2008         9.314            15.836
  28      1/25/2009          9.150            15.578

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  29      2/25/2009          9.152            15.471
  30      3/25/2009         10.016            16.472
  31      4/25/2009          9.199            15.839
  32      5/25/2009          9.528            15.962
  33      6/25/2009          9.234            15.584
  34      7/25/2009          9.890            16.145
  35      8/25/2009          9.627            15.565
  36      9/25/2009          9.621            15.253
  37      10/25/2009         9.947            15.403
  38      11/25/2009         9.624            14.951
  39      12/25/2009         9.938            15.151
  40      1/25/2010          9.713            14.996
  41      2/25/2010          9.724            14.887
  42      3/25/2010         10.688            15.779
  43      4/25/2010          9.704            14.655
  44      5/25/2010         10.016            14.871
  45      6/25/2010          9.681            14.451
  46      7/25/2010          9.997            14.783
  47      8/25/2010          9.666            14.393
  48      9/25/2010          9.655            14.304
  49      10/25/2010         9.965            14.564
  50      11/25/2010         9.632            14.162
  51      12/25/2010         9.941            11.263
  52      1/25/2011          9.608            10.984
  53      2/25/2011          9.596            10.983
  54      3/25/2011         10.611            12.139
  55      4/25/2011          9.572            10.943
  56      5/25/2011          9.880            11.288

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  57      6/25/2011          9.549            10.903
  58      7/25/2011          9.869            11.282
  59      8/25/2011          9.572            11.031
  60      9/25/2011          9.567            11.034
  61      10/25/2011         9.873            11.379
  62      11/25/2011         9.542            10.989
  63      12/25/2011         9.847            11.332
  64      1/25/2012          9.517            10.945
  65      2/25/2012          9.504            10.922
  66      3/25/2012         10.146            11.651
  67      4/25/2012          9.479            10.877
  68      5/25/2012          9.783            11.218
  69      6/25/2012          9.455            10.833
  70      7/25/2012          9.757            11.172
  71      8/25/2012          9.429            10.789
  72      9/25/2012          9.416            10.766
  73      10/25/2012         9.717            11.102
  74      11/25/2012         9.391            10.721
  75      12/25/2012         9.690            11.054
  76      1/25/2013          9.365            10.675
  77      2/25/2013          9.352            10.652
  78      3/25/2013         10.340            11.768
  79      4/25/2013          9.326            10.607

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively, for the first
     Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1      10/25/2006         8.467             8.467
   2      11/25/2006         7.374             9.500
   3      12/25/2006         7.620             9.500
   4      1/25/2007          7.374             9.500
   5      2/25/2007          7.375             9.500
   6      3/25/2007          8.165             9.500
   7      4/25/2007          7.375            20.967
   8      5/25/2007          7.621            20.827
   9      6/25/2007          7.376            20.460
  10      7/25/2007          7.622            20.212
  11      8/25/2007          7.377            19.699
  12      9/25/2007          7.378            19.281
  13      10/25/2007         7.625            19.006
  14      11/25/2007         7.380            18.510
  15      12/25/2007         7.627            18.273
  16      1/25/2008          7.382            17.806
  17      2/25/2008          7.383            17.487
  18      3/25/2008          7.848            17.468
  19      4/25/2008          7.386            16.896
  20      5/25/2008          7.635            16.764
  21      6/25/2008          7.679            16.696
  22      7/25/2008          8.543            17.185
  23      8/25/2008          8.551            16.848
  24      9/25/2008          8.543            16.291
  25      10/25/2008         8.822            15.998
  26      11/25/2008         8.536            15.360
  27      12/25/2008         8.896            15.300
  28      1/25/2009          8.777            15.006

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  29      2/25/2009          8.846            14.990
  30      3/25/2009          9.679            15.912
  31      4/25/2009          8.837            15.210
  32      5/25/2009          9.146            15.271
  33      6/25/2009          8.850            14.943
  34      7/25/2009          9.519            15.455
  35      8/25/2009          9.211            14.929
  36      9/25/2009          9.204            14.590
  37      10/25/2009         9.504            14.637
  38      11/25/2009         9.195            14.182
  39      12/25/2009         9.496            14.401
  40      1/25/2010          9.312            14.352
  41      2/25/2010          9.306            14.308
  42      3/25/2010         10.225            15.140
  43      4/25/2010          9.289            14.062
  44      5/25/2010          9.590            14.259
  45      6/25/2010          9.272            13.865
  46      7/25/2010          9.575            14.268
  47      8/25/2010          9.258            13.871
  48      9/25/2010          9.249            13.784
  49      10/25/2010         9.548            14.012
  50      11/25/2010         9.232            13.628
  51      12/25/2010         9.530            10.713
  52      1/25/2011          9.214            10.493
  53      2/25/2011          9.205            10.478
  54      3/25/2011         10.182            11.583
  55      4/25/2011          9.188            10.445
  56      5/25/2011          9.486            10.778

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  57      6/25/2011          9.171            10.415
  58      7/25/2011          9.475            10.783
  59      8/25/2011          9.317            10.899
  60      9/25/2011          9.311            10.892
  61      10/25/2011         9.611            11.234
  62      11/25/2011         9.291            10.851
  63      12/25/2011         9.590            11.192
  64      1/25/2012          9.273            10.813
  65      2/25/2012          9.264            10.794
  66      3/25/2012          9.892            11.516
  67      4/25/2012          9.243            10.752
  68      5/25/2012          9.542            11.091
  69      6/25/2012          9.223            10.712
  70      7/25/2012          9.520            11.051
  71      8/25/2012          9.203            10.678
  72      9/25/2012          9.193            10.657
  73      10/25/2012         9.488            10.991
  74      11/25/2012         9.172            10.615
  75      12/25/2012         9.467            10.948
  76      1/25/2013          9.151            10.576
  77      2/25/2013          9.141            10.557
  78      3/25/2013         10.109            11.664
  79      4/25/2013          9.120            10.514

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively, for the first
     Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1      10/25/2006         8.506             8.506
   2      11/25/2006         7.409             9.500
   3      12/25/2006         7.656             9.500
   4      1/25/2007          7.409             9.500
   5      2/25/2007          7.409             9.500
   6      3/25/2007          8.203             9.500
   7      4/25/2007          7.409            21.001
   8      5/25/2007          7.657            20.863
   9      6/25/2007          7.410            20.494
  10      7/25/2007          7.658            20.247
  11      8/25/2007          7.412            19.733
  12      9/25/2007          7.412            19.314
  13      10/25/2007         7.660            19.041
  14      11/25/2007         7.415            18.545
  15      12/25/2007         7.664            18.310
  16      1/25/2008          7.418            17.842
  17      2/25/2008          7.419            17.523
  18      3/25/2008          7.900            17.521
  19      4/25/2008          7.466            16.976
  20      5/25/2008          7.729            16.860
  21      6/25/2008          7.753            16.772
  22      7/25/2008          8.657            17.303
  23      8/25/2008          8.618            16.919
  24      9/25/2008          8.611            16.366
  25      10/25/2008         8.900            16.086
  26      11/25/2008         8.612            15.450
  27      12/25/2008         8.963            15.386
  28      1/25/2009          8.836            15.098

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  29      2/25/2009          8.895            15.067
  30      3/25/2009          9.733            16.002
  31      4/25/2009          8.895            15.310
  32      5/25/2009          9.207            15.382
  33      6/25/2009          8.912            15.046
  34      7/25/2009          9.578            15.565
  35      8/25/2009          9.278            15.031
  36      9/25/2009          9.271            14.697
  37      10/25/2009         9.575            14.760
  38      11/25/2009         9.264            14.305
  39      12/25/2009         9.567            14.521
  40      1/25/2010          9.376            14.456
  41      2/25/2010          9.373            14.401
  42      3/25/2010         10.299            15.243
  43      4/25/2010          9.356            14.158
  44      5/25/2010          9.658            14.357
  45      6/25/2010          9.338            13.960
  46      7/25/2010          9.643            14.351
  47      8/25/2010          9.324            13.955
  48      9/25/2010          9.315            13.868
  49      10/25/2010         9.616            14.102
  50      11/25/2010         9.297            13.715
  51      12/25/2010         9.597            10.803
  52      1/25/2011          9.278            10.573
  53      2/25/2011          9.269            10.561
  54      3/25/2011         10.252            11.674
  55      4/25/2011          9.250            10.527
  56      5/25/2011          9.551            10.861

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
  57      6/25/2011          9.233            10.495
  58      7/25/2011          9.540            10.865
  59      8/25/2011          9.359            10.921
  60      9/25/2011          9.353            10.915
  61      10/25/2011         9.654            11.258
  62      11/25/2011         9.332            10.874
  63      12/25/2011         9.633            11.215
  64      1/25/2012          9.313            10.835
  65      2/25/2012          9.304            10.815
  66      3/25/2012          9.934            11.539
  67      4/25/2012          9.282            10.773
  68      5/25/2012          9.582            11.112
  69      6/25/2012          9.262            10.732
  70      7/25/2012          9.560            11.071
  71      8/25/2012          9.241            10.697
  72      9/25/2012          9.230            10.676
  73      10/25/2012         9.527            11.009
  74      11/25/2012         9.209            10.633
  75      12/25/2012         9.505            10.966
  76      1/25/2013          9.187            10.593
  77      2/25/2013          9.176            10.573
  78      3/25/2013         10.148            11.682
  79      4/25/2013          9.155            10.530

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year CMT remain constant at 5.3300%, 5.4190%, 5.3820% and 5.2065%, respectively, for the first
     Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           6               6               6               6               6
WAL (YRS)               16.03            1.18            1.00            0.72            0.58
MOD DURN (YRS)          10.18            1.12            0.96            0.70            0.56
PRINCIPAL WINDOW    Oct06 - Dec29   Oct06 - Oct08   Oct06 - Jul08   Oct06 - Jan08   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           11              11              11              11              11
WAL (YRS)               24.62            2.46            2.00            1.49            1.12
MOD DURN (YRS)          13.33            2.28            1.87            1.42            1.07
PRINCIPAL WINDOW    Dec29 - Dec32   Oct08 - Aug09   Jul08 - Jan09   Jan08 - May08   Sep07 - Dec07

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN           15              15              15              15              15
WAL (YRS)               28.33            4.88            3.47            1.88            1.52
MOD DURN (YRS)          14.12            4.20            3.09            1.77            1.44
PRINCIPAL WINDOW    Dec32 - Jun36   Aug09 - Jun14   Jan09 - Sep12   May08 - Nov08   Dec07 - Jun08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN           24              24              24              24              24
WAL (YRS)               29.74            8.35            6.53            2.38            1.78
MOD DURN (YRS)          14.26            6.59            5.40            2.21            1.67
PRINCIPAL WINDOW    Jun36 - Jun36   Jun14 - Feb15   Sep12 - Apr13   Nov08 - Apr09   Jun08 - Jul08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN           25              25              25              25              25
WAL (YRS)               26.67            3.62            3.74            3.93            2.53
MOD DURN (YRS)          13.62            3.23            3.33            3.48            2.33
PRINCIPAL WINDOW    Sep31 - Nov34   Nov09 - Mar11   Mar10 - Sep10   May10 - Sep10   Jan09 - Apr09

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN           29              29              29              29              29
WAL (YRS)               29.15            5.85            4.67            3.99            2.58
MOD DURN (YRS)          14.07            4.90            4.05            3.53            2.37
PRINCIPAL WINDOW    Nov34 - Jun36   Mar11 - Jun14   Sep10 - Sep12   Sep10 - Sep10   Apr09 - Apr09

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN           35              35              35              35              35
WAL (YRS)               29.74            8.35            6.53            3.99            2.58
MOD DURN (YRS)          14.09            6.55            5.38            3.53            2.36
PRINCIPAL WINDOW    Jun36 - Jun36   Jun14 - Feb15   Sep12 - Apr13   Sep10 - Sep10   Apr09 - Apr09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN           38              38              38              38              38
WAL (YRS)               28.26            5.50            4.58            3.65            2.33
MOD DURN (YRS)          13.75            4.58            3.94            3.25            2.15
PRINCIPAL WINDOW    Sep31 - Jun36   Nov09 - Feb15   Feb10 - Apr13   Feb10 - Sep10   Nov08 - Apr09

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN           41              41              41              41              41
WAL (YRS)               28.26            5.50            4.55            3.49            2.22
MOD DURN (YRS)          13.71            4.57            3.91            3.12            2.06
PRINCIPAL WINDOW    Sep31 - Jun36   Nov09 - Feb15   Jan10 - Apr13   Dec09 - Sep10   Oct08 - Apr09

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN           47              47              47              47              47
WAL (YRS)               28.26            5.50            4.52            3.38            2.16
MOD DURN (YRS)          13.62            4.56            3.89            3.03            2.00
PRINCIPAL WINDOW    Sep31 - Jun36   Nov09 - Feb15   Dec09 - Apr13   Oct09 - Sep10   Sep08 - Apr09

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           90              90              90              90              90
WAL (YRS)               28.26            5.49            4.50            3.29            2.14
MOD DURN (YRS)          13.00            4.49            3.82            2.93            1.97
PRINCIPAL WINDOW    Sep31 - Jun36   Oct09 - Feb15   Dec09 - Apr13   Sep09 - Sep10   Sep08 - Apr09

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          110             110             110             110             110
WAL (YRS)               28.26            5.49            4.48            3.23            2.10
MOD DURN (YRS)          12.72            4.46            3.79            2.86            1.93
PRINCIPAL WINDOW    Sep31 - Jun36   Oct09 - Feb15   Nov09 - Apr13   Aug09 - Sep10   Aug08 - Apr09

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          190             190             190             190             190
WAL (YRS)               28.26            5.49            4.47            3.17            2.09
MOD DURN (YRS)          11.71            4.34            3.69            2.77            1.90
PRINCIPAL WINDOW    Sep31 - Jun36   Oct09 - Feb15   Nov09 - Apr13   Jul09 - Sep10   Aug08 - Apr09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           6               6               6               6               6
WAL (YRS)               16.03            1.18            1.00            0.72            0.58
MOD DURN (YRS)          10.18            1.12            0.96            0.70            0.56
PRINCIPAL WINDOW    Oct06 - Dec29   Oct06 - Oct08   Oct06 - Jul08   Oct06 - Jan08   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           11              11              11              11              11
WAL (YRS)               24.62            2.46            2.00            1.49            1.12
MOD DURN (YRS)          13.33            2.28            1.87            1.42            1.07
PRINCIPAL WINDOW    Dec29 - Dec32   Oct08 - Aug09   Jul08 - Jan09   Jan08 - May08   Sep07 - Dec07

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN           15              15              15              15              15
WAL (YRS)               28.33            4.88            3.47            1.88            1.52
MOD DURN (YRS)          14.12            4.20            3.09            1.77            1.44
PRINCIPAL WINDOW    Dec32 - Jun36   Aug09 - Jun14   Jan09 - Sep12   May08 - Nov08   Dec07 - Jun08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN           24              29              29              24              24
WAL (YRS)               29.80           11.30            8.97            2.38            1.78
MOD DURN (YRS)          14.27            8.13            6.85            2.21            1.67
PRINCIPAL WINDOW    Jun36 - Jul36   Jun14 - Jul26   Sep12 - Oct22   Nov08 - Apr09   Jun08 - Jul08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN           25              25              25              26              26
WAL (YRS)               26.67            3.62            3.74            4.12            2.66
MOD DURN (YRS)          13.62            3.23            3.33            3.64            2.44
PRINCIPAL WINDOW    Sep31 - Nov34   Nov09 - Mar11   Mar10 - Sep10   May10 - May11   Jan09 - Oct09

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN           29              29              29              32              33
WAL (YRS)               29.15            5.85            4.67            5.43            3.60
MOD DURN (YRS)          14.07            4.90            4.05            4.61            3.22
PRINCIPAL WINDOW    Nov34 - Jun36   Mar11 - Jun14   Sep10 - Sep12   May11 - Mar13   Oct09 - Feb11

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN           35              38              38              43              44
WAL (YRS)               29.79           11.02            8.72            8.03            5.56
MOD DURN (YRS)          14.09            7.97            6.70            6.33            4.68
PRINCIPAL WINDOW    Jun36 - Jul36   Jun14 - May23   Sep12 - Mar20   Mar13 - Apr17   Feb11 - Mar14

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN           38              39              39              39              40
WAL (YRS)               28.27            6.10            5.06            3.97            2.56
MOD DURN (YRS)          13.75            4.90            4.24            3.48            2.34
PRINCIPAL WINDOW    Sep31 - Jul36   Nov09 - Jun21   Feb10 - Jun18   Feb10 - Feb14   Nov08 - Oct11

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN           41              42              42              42              43
WAL (YRS)               28.27            6.07            5.01            3.80            2.44
MOD DURN (YRS)          13.71            4.88            4.20            3.35            2.24
PRINCIPAL WINDOW    Sep31 - Jul36   Nov09 - Dec20   Jan10 - Jan18   Dec09 - Oct13   Oct08 - Jul11

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN           47              48              49              49              49
WAL (YRS)               28.27            6.04            4.96            3.67            2.37
MOD DURN (YRS)          13.62            4.86            4.16            3.24            2.17
PRINCIPAL WINDOW    Sep31 - Jul36   Nov09 - Apr20   Dec09 - Jun17   Oct09 - Jun13   Sep08 - Apr11

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           90              92              93              93              93
WAL (YRS)               28.27            5.98            4.90            3.55            2.33
MOD DURN (YRS)          13.00            4.75            4.06            3.12            2.12
PRINCIPAL WINDOW    Sep31 - Jul36   Oct09 - Aug19   Dec09 - Nov16   Sep09 - Jan13   Sep08 - Jan11

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          110             113             113             113             113
WAL (YRS)               28.27            5.92            4.83            3.45            2.26
MOD DURN (YRS)          12.72            4.69            4.00            3.03            2.06
PRINCIPAL WINDOW    Sep31 - Jul36   Oct09 - Oct18   Nov09 - Apr16   Aug09 - Aug12   Aug08 - Sep10

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          190             194             194             194             195
WAL (YRS)               28.27            5.83            4.75            3.35            2.22
MOD DURN (YRS)          11.71            4.52            3.86            2.90            2.00
PRINCIPAL WINDOW    Sep31 - Jul36   Oct09 - Dec17   Nov09 - Jul15   Jul09 - Mar12   Aug08 - May10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                  FORWARD LIBOR

                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    38.77%     27.27%     21.03%
            Cum Loss     21.74%     22.77%     23.50%
CLASS M-2   CDR Break    31.42%     22.68%     17.74%
            Cum Loss     19.30%     20.22%     20.88%
CLASS M-3   CDR Break    27.03%     19.83%     15.66%
            Cum Loss     17.61%     18.47%     19.07%
CLASS M-4   CDR Break    23.66%     17.57%     13.98%
            Cum Loss     16.17%     16.96%     17.53%
CLASS M-5   CDR Break    20.75%     15.58%     12.47%
            Cum Loss     14.82%     15.55%     16.06%
CLASS M-6   CDR Break    18.21%     13.80%     11.11%
            Cum Loss     13.53%     14.20%     14.66%
CLASS B-1   CDR Break    15.94%     12.18%      9.85%
            Cum Loss     12.30%     12.90%     13.31%
CLASS B-2   CDR Break    13.96%     10.74%      8.73%
            Cum Loss     11.14%     11.68%     12.05%
CLASS B-3   CDR Break    12.69%      9.83%      8.03%
            Cum Loss     10.36%     10.87%     11.24%

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE5

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.3300%, 6ML = 5.4190%, 1YL = 5.3820% and 1Y CMT = 5.2065%)
and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD IN      EXCESS SPREAD IN
PERIOD    BPS (STATIC LIBOR)   BPS (FORWARD LIBOR)
------    ------------------   -------------------
Avg yr1           252                  252
Avg yr2           300                  306
Avg yr3           456                  460
Avg yr4           486                  486
Avg yr5           473                  474

         EXCESS SPREAD  1 MONTH  6 MONTH   EXCESS SPREAD
            IN BPS      FORWARD  FORWARD      IN BPS
PERIOD  (STATIC LIBOR)   LIBOR    LIBOR   (FORWARD LIBOR)
------  --------------  -------  -------  ---------------
   1            *       5.3300%  5.4190%          *
   2          229       5.3662%  5.4017%        225
   3          247       5.4017%  5.3786%        240
   4          229       5.3578%  5.3391%        226
   5          230       5.3536%  5.3029%        227
   6          285       5.3435%  5.2549%        284
   7          258       5.2283%  5.2040%        259
   8          260       5.2309%  5.1733%        261
   9          258       5.1696%  5.1439%        260
  10          261       5.1455%  5.1273%        263
  11          259       5.0718%  5.1176%        262
  12          259       5.0447%  5.1233%        263
  13          263       5.0481%  5.1365%        268
  14          259       5.0582%  5.1516%        265
  15          264       5.0720%  5.1671%        271
  16          260       5.0882%  5.1814%        266
  17          260       5.1054%  5.1933%        267
  18          274       5.1222%  5.2011%        280
  19          266       5.1372%  5.2036%        272
  20          275       5.1490%  5.1997%        281
  21          300       5.1563%  5.1898%        306
  22          378       5.1576%  5.1749%        384
  23          399       5.1516%  5.1565%        406
  24          400       5.1369%  5.1363%        408
  25          412       5.1141%  5.1164%        421
  26          404       5.0907%  5.0989%        415
  27          423       5.0690%  5.0845%        432
  28          433       5.0496%  5.0740%        436
  29          442       5.0331%  5.0679%        443
  30          476       5.0200%  5.0667%        476
  31          448       5.0110%  5.0711%        449
  32          463       5.0065%  5.0813%        465
  33          455       5.0072%  5.0968%        458
  34          510       5.0135%  5.1165%        514
  35          502       5.0262%  5.1391%        507
  36          504       5.0457%  5.1634%        509
  37          520       5.0712%  5.1879%        522
  38          473       5.0974%  5.2111%        475
  39          478       5.1226%  5.2325%        480
  40          479       5.1466%  5.2517%        481

         EXCESS SPREAD  1 MONTH  6 MONTH   EXCESS SPREAD
            IN BPS      FORWARD  FORWARD      IN BPS
PERIOD  (STATIC LIBOR)   LIBOR    LIBOR   (FORWARD LIBOR)
------  --------------  -------  -------  ---------------
  41          479       5.1689%  5.2684%        481
  42          520       5.1893%  5.2822%        519
  43          477       5.2074%  5.2928%        477
  44          490       5.2229%  5.3001%        489
  45          475       5.2354%  5.3043%        474
  46          489       5.2446%  5.3063%        488
  47          473       5.2502%  5.3066%        473
  48          472       5.2517%  5.3062%        472
  49          486       5.2499%  5.3059%        485
  50          470       5.2479%  5.3065%        470
  51          481       5.2469%  5.3082%        483
  52          461       5.2468%  5.3111%        464
  53          460       5.2477%  5.3154%        462
  54          516       5.2499%  5.3211%        517
  55          458       5.2532%  5.3284%        460
  56          476       5.2580%  5.3372%        477
  57          456       5.2642%  5.3473%        457
  58          474       5.2719%  5.3582%        476
  59          470       5.2813%  5.3696%        472
  60          469       5.2924%  5.3809%        470
  61          486       5.3050%  5.3916%        487
  62          466       5.3171%  5.4015%        465
  63          484       5.3283%  5.4101%        482
  64          464       5.3386%  5.4176%        463
  65          463       5.3477%  5.4237%        461
  66          499       5.3557%  5.4284%        497
  67          460       5.3625%  5.4317%        457
  68          478       5.3679%  5.4335%        474
  69          457       5.3720%  5.4340%        454
  70          475       5.3746%  5.4337%        472
  71          455       5.3756%  5.4327%        452
  72          453       5.3750%  5.4315%        450
  73          471       5.3730%  5.4305%        468
  74          451       5.3711%  5.4300%        448
  75          468       5.3697%  5.4302%        466
  76          448       5.3689%  5.4310%        446
  77          447       5.3687%  5.4325%        445
  78          503       5.3691%  5.4348%        501
  79          444       5.3702%  5.4379%        442

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.